UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 6)

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Newtek Business Services, Inc.

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NEWTEK BUSINESS SERVICES, INC.

212 West 35th Street

2nd Floor

New York, NY 10001

(212) 356-9500

September 30, 2014

Dear Stockholder:

We invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Newtek Business Services, Inc. (the “Company”) to be held at the offices of the Company at 212 West 35th Street, 2nd Floor, New York, NY 10001 on October 22, 2014 at 10:00 a.m., local time.

The attached Notice of Special Meeting and Proxy Statement/ Prospectus describe the formal business to be transacted at the Special Meeting. Also enclosed is a proxy card.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the board of directors of the Company (the “Board”), we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope or vote by telephone or Internet as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

We look forward to seeing you at the Special Meeting.

Sincerely yours,

Barry Sloane
Chairman, President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October 22, 2014.

Our proxy statement and annual report on Form 10-K for the years ended December 31, 2012 and December 31, 2013 are available on the Internet at http://investor.newtekbusinessservices.com/sec.cfm.

The following information applicable to the Special Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

NEWTEK BUSINESS SERVICES, INC.

212 West 35th Street, 2nd Floor

New York, New York 10001

(212) 356-9500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 22, 2014

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Newtek Business Services, Inc. (the “Company”) will be held at the offices of the Company at 212 West 35th Street, 2nd Floor, New York, NY 10001 on October 22, 2014 at 10:00 a.m., local time.

The Special Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement/Prospectus:

1.	To approve an agreement and plan of merger (the “Merger Agreement”) by and between the Company and Newtek Business Services Corp., a Maryland corporation, for the purpose of reincorporating the Company in the state of Maryland (the Merger Agreement and the transactions contemplated thereby are referred to as the “Reincorporation Transaction”) in anticipation of the election by the Company to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “BDC Election”);

2.	To approve a reverse stock split to be implemented prior to the Reincorporation Transaction and a related amendment to our Restated Certificate of Incorporation, pursuant to which each stockholder will receive one share of our common stock in exchange for no fewer than five shares and no greater than six shares owned at that time, with the exact ratio to be determined by the Company’s board of directors (the “Board”);

3.	To approve a proposal to authorize the Company, with the approval of its board, to sell shares of its common stock subsequent to the BDC Election at a price or prices below its then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the Proxy Statement/ Prospectus;

4.	To approve the adoption of a new equity compensation plan, which will become effective subsequent to the BDC Election;

5.	To approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the foregoing proposals if there are not sufficient votes for such proposals; and

6.	To transact such other business as may properly come before the Special Meeting.

The Board is not aware of any other business to come before the Special Meeting.

Any action may be taken on any one of the foregoing proposals at the Special Meeting or any adjournments thereof. Stockholders of record at the close of business on September 8, 2014 are entitled to vote at the Special Meeting and any adjournment thereof.

We ask that you fill in and sign the enclosed proxy card which is solicited by the Board and mail it promptly in the enclosed envelope. You may also cast your vote by telephone or Internet as shown on the proxy card. The proxy will not be used if you attend and vote at the Special Meeting in person.

For additional questions about the merger, assistance in submitting proxies or voting shares of common stock or for additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Georgeson and Company

1290 Avenue of the Americas

9th Floor

New York, NY 10104

(800) 676-0098

You have the option to revoke the proxy at any time prior to the vote at the meeting or to vote your shares personally on request if you attend the meeting.

By Order of the Board of Directors

Barry Sloane
Chairman, President and Chief Executive Officer

New York, New York

September 30, 2014

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT FOR

NEWTEK BUSINESS SERVICES INC.

AND

PROSPECTUS FOR

NEWTEK BUSINESS SERVICES CORP.

Newtek Business Services, Inc. and Newtek Business Services Corp.’s principal executive offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001 and can be reached by telephone at (212) 356-9500.

This Proxy Statement/ Prospectus is being furnished in connection with the proposed merger between Newtek Business Services, Inc., a New York corporation (“Newtek NY”) and Newtek Business Services Corp., a Maryland corporation (“Newtek MD”, and together with Newtek NY, the “Companies”). In the proposed merger, Newtek NY will merge into Newtek MD and Newtek MD will assume all of the assets and liabilities of Newtek NY (the “Reincorporation Transaction”). If the Reincorporation Transaction is approved by the shareholders of Newtek NY, and the merger is completed, shares of Newtek NY will be converted into shares of Newtek MD and Newtek NY will cease to exist. Immediately after the Reincorporation Transaction, you will hold shares of common stock of Newtek MD which have an aggregate net asset value equal to the aggregate net asset value of the shares of Newtek NY you held immediately before the Reincorporate Transaction.

Newtek NY is a New York corporation. Newtek MD is a Maryland corporation that anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “BDC Election”), and intends to operate subsequently as an internally managed, non-diversified closed-end investment company. Newtek MD also intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) for U.S. federal income tax purposes. Newtek MD’s investment objective will be to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses. Newtek MD’s shares are not currently listed on a national exchange. Newtek NY’s shares are listed on the NASDAQ Capital Market under the ticker symbol “NEWT.” Subject to approval of the NASDAQ Stock Market, the shares of Newtek MD will continue to trade on the NASDAQ Capital Market under the ticker symbol “NEWT” after completion of the Reincorporation Transaction.

MEETING

The purposes of the meeting are:

1.	To approve an agreement and plan of merger (the “Merger Agreement”) by and between Newtek NY and Newtek MD, for the purpose of reincorporating Newtek NY in the state of Maryland (the Merger Agreement and the transactions contemplated thereby are referred to as the “Reincorporation Transaction”) in anticipation of the election by the Company to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

2.	To approve a reverse stock split to be implemented prior to the Reincorporation Transaction and a related amendment to our Restated Certificate of Incorporation, pursuant to which each stockholder will receive one share of our common stock in exchange for no fewer than five shares and no greater than six shares of our common stock owned at that time, with the exact ratio to be determined by the Company’s Board of Directors;

3.	To approve a proposal to authorize the Company, with the approval of its Board of Directors, to sell shares of its common stock subsequent to the BDC Election at a price or prices below its then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the Proxy Statement/ Prospectus;

4.	To approve the adoption of a new equity compensation plan, which will become effective subsequent to the BDC Election;

5.	To approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the foregoing proposals if there are not sufficient votes for such proposals; and

6.	To transact such other business as may properly come before the Special Meeting.

ADDITIONAL INFORMATION

This Proxy Statement/ Prospectus contains important information about us that a prospective investor should know before voting on whether or not to approve the merger between Newtek MD and Newtek NY. Please read this prospectus before voting and keep it for future reference. Newtek NY files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”), and after the completion of this offering, Newtek MD will continue filing such reports and information with the SEC. This information will be available free of charge by contacting us by mail at 212 West 35th Street, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Information relating to Newtek NY contained in both its Annual Report on Form 10-K dated March 31, 2013 (SEC File No. 001-16123) and its Current Report on Form 10-Q dated August 14, 2014 (SEC File No. 001-16123) are incorporated by reference into this document. (This means that such information is legally considered to be part of this Proxy Statement/ Prospectus.)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/ Prospectus is September 30, 2014

Approximate Date of Proposed Sale of Securities to the Public: As soon as practicable after this registration statement becomes effective and upon completion of the Merger described in the enclosed document.

Page
SUMMARY	4

PROPOSAL I – APPROVAL OF THE REINCORPORATION TRANSACTION	4
Background and Reasons for the Reincorporation Transaction	5
Investment Objectives and Policies	5
Federal Income Tax Consequences of the Reincorporation Transaction	11
Summary Risk Factors	13
Comparative Fees and Expenses	16

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	21

RISK FACTORS	22

SPECIAL MEETING OF NEWTEK NY	56

PROPOSAL I – APPROVAL OF THE REINCORPORATION TRANSACTION	58

SELECTED FINANCIAL AND OTHER DATA	95

SELECTED QUARTERLY FINANCIAL DATA	97

INVESTMENT OBJECTIVES AND POLICIES	97

SENIOR SECURITIES	112

MANAGEMENT	114

DESCRIPTION OF OUR CAPITAL STOCK	121

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE MARYLAND CHARTER DOCUMENTS	126

LEGAL PROCEEDINGS	130

PROPOSAL II – APPROVAL OF REVERSE STOCK SPLIT	131

PROPOSAL III – AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS	139

PROPOSAL IV – APPROVAL OF A NEW EQUITY COMPENSATION PLAN	146

DIRECTOR COMPENSATION	162

SECURITY OWNERSHIP OF CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	162

PROPOSAL V – APPROVAL TO ADJOURN TO SOLICIT ADDITIONAL VOTES	164

OTHER MATTERS	165

ADDITIONAL INFORMATION	165

INVESTMENT ADVISORY AND OTHER SERVICES	166

BROKERAGE ALLOCATION AND OTHER PRACTICES	166

TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	166

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	166

ANNUAL REPORT	167

INDEX TO FINANCIAL STATEMENTS	F-1

APPENDIX A	A-1

APPENDIX B	B-1

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REINCORPORATION TRANSACTION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REINCORPORATION TRANSACTION, YOU SHOULD READ THIS ENTIRE PROXY STATEMENT/PROSPECTUS AND APPENDIX A.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this combined proxy statement/ prospectus, dated September 30, 2014 (the “Proxy Statement/ Prospectus”), and the Agreement and Plan of Merger between Newtek NY and Newtek MD that will affect the Reincorporation Transaction (the “Merger Agreement”), which is attached to this Proxy Statement/ Prospectus as Appendix A.

This Proxy Statement/ Prospectus is being furnished to shareholders of Newtek NY in connection with the Merger Agreement, pursuant to which Newtek NY will merge into Newtek MD and the outstanding shares of Newtek NY will be converted into shares of Newtek MD in order for the company to reincorporate from New York to Maryland in anticipation of the election by Newtek MD to be regulated as a BDC under the 1940 Act. The boards of directors of each of the Companies approved the Reincorporation Transaction (each a “Board,” and together the “Boards”). The Board of Newtek NY approved the Reincorporation Transaction at a meeting held on September 12, 2014 and the Board of Newtek MD approved the Reincorporation Transaction by unanimous written consent. A copy of the Merger Agreement is attached to this Proxy Statement/ Prospectus as Appendix A. This Proxy Statement/ Prospectus also contemplates other matters to be considered by the stockholders at the special meeting including: (i) the approval of a reverse stock split; (ii) the authorization to sell shares of common stock at a price or prices below Newtek NY’s then current net asset value per share in one or more offerings; (iii) the approval of a new equity compensation plan and (iv) the approval to adjourn to solicit additional votes. Shareholders should read this entire Proxy Statement/ Prospectus, including the exhibits carefully.

PROPOSAL I – APPROVAL OF THE REINCORPORATION TRANSACTION

We are seeking approval of the Reincorporation Transaction (including the Merger Agreement) in anticipation of the BDC Election. As a result of the Reincorporation Transaction, Newtek NY will merge into Newtek MD and will cease to exist and Newtek MD will succeed to Newtek NY’s operations as the sole surviving entity. Newtek NY’s officers and directors immediately before the Reincorporation Transaction will become Newtek MD’s officers and directors immediately following the merger. References herein to the “Company,” “we,” “us” or “our” refer to Newtek NY prior to the Reincorporation Transaction and Newtek MD after the Reincorporation Transaction.

For the reasons set forth below, the Board believes that approval of the Reincorporation Transaction is in the best interests of the Company and its stockholders and has approved the Reincorporation Transaction.

In the proposed merger, all of the assets and liabilities of Newtek NY will be acquired and assumed by Newtek MD and Newtek MD will continue as the surviving company in the merger. If the Reincorporation Transaction is approved by the shareholders of Newtek NY, and the merger is completed, the outstanding shares of Newtek NY will be converted into the same number of shares of Newtek MD. Immediately after the Reincorporation Transaction, you will hold shares of common stock of Newtek MD which have an aggregate net asset value equal to the aggregate net asset value of the shares of Newtek NY you held immediately before the Reincorporate Transaction.

Pursuant to New York law, if the Reincorporation Transaction is approved by the stockholders of the Company, stockholders who dissent from the Reincorporation Transaction will not be entitled to appraisal rights with respect to their Shares.

Background and Reasons for the Reincorporation Transaction

Newtek NY was organized under the laws of New York on June 29, 1999. Newtek MD was organized under the laws of Maryland on August 26, 2013. The purpose of the Reincorporation Transaction is to change Newtek NY’s state of incorporation from New York to Maryland so that Newtek NY is governed by the Maryland General Corporation Law (the “MGCL”) rather than by the New York Business Corporation Law (the “NYBCL”). In connection therewith, the Company will be subject to a new charter and bylaws. The Board believes that this new corporate structure will best position the Company to operate as an investment company in connection with its proposed BDC Election. Specifically, the MGCL provides administrative advantages and operating efficiencies to investment companies that are not permissible under the NYBCL. In addition, the MGCL contains a well-established body of investment company precedent that may be relevant in deciding issues pertaining to Newtek NY’s operation as a BDC. As of May 2, 2014, seven out of the ten largest BDCs, based on market capitalization, were organized under the MGCL. Finally, Newtek MD’s charter and bylaws will provide us greater flexibility in managing our capital structure; for example, by enabling us to change the Company’s name, if necessary to indicate a particular focus or to authorize additional shares without seeking stockholder approval.

Investment Objectives and Policies

We are a leading national lender and own and control certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to small- and medium- sized businesses (“SMBs”). In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software. We believe that this technology and business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated operational business with internal management. Upon the Reincorporation Transaction, as a BDC, we will be internally managed and focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $600 million through approximately 1,100 transactions since 2003 and we are currently the largest non-financial institution U.S. Small Business Administration (“SBA”) licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We retain a residual interest in the securitized loans and we may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

For the years 2011, 2012 and 2013 and the six months ended June 30, 2014, our revenue was $125.3 million, $131.1 million, $143.6 million and $74.2 million, respectively. In the same periods, our net income attributable to Newtek NY was $3.3 million, $5.6 million, $7.5 million and $2.8 million, respectively.

New Business Structure

We anticipate filing an election to be regulated as a BDC under the 1940 Act after the Reincorporation Transaction, and we intend to operate subsequently as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. In connection with the BDC Election, we intend to undertake a public offering of shares of Newtek MD’s common stock (“BDC Shares”) of up to $50 million, which we refer to as the “Proposed Offering.” Any proceeds from the Proposed Offering will be used primarily to expand our small business finance platform, make direct investments in portfolio companies in accordance with our investment objective and strategies described herein and for general corporate purposes. We cannot assure you when the Proposed Offering will be completed, or if completed, that the Proposed Offering will provide sufficient liquidity to meet our investment objective. The size of the Proposed Offering could be material, and could have a materially dilutive effect on our existing stockholders.

Set forth below is a diagram of our organizational structure following the Reincorporation Transaction and the Proposed Offering:

We intend to use the net proceeds of the Proposed Offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this Proxy Statement/ Prospectus and for general corporate purposes. We believe that transitioning to a BDC and RIC will provide us with access to lower-cost capital and a business structure conducive to expanding our lending activities and will assist in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we will seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment focus as a BDC will be making loans and providing business services to the SMB market through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of the Proposed Offering and increase the size of our investment portfolio. Our transition to a BDC and RIC will have certain consequences on our balance sheet and net asset value.

Small Business Finance

Our debt portfolio consists of loans that were made through our small business finance platform, comprised of Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed SBA lender, and CDS Business Services, Inc. d/b/a Newtek Business Credit (“CDS”). NSBF originates, sells and services loans to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also consists of CDS, a portfolio company, which provides receivables financing and management services to SMBs which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, CDS offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned portfolio company, Small Business Lending, Inc., engages in third party loan servicing for SBA and non-SBA loans.

As a BDC, we plan to expand our small business finance platform primarily by making senior secured loans through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the federal Section 7(a) loan program (“SBA 7(a) loans”). NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF has historically originated in excess of $110 million of SBA 7(a) loans annually and currently manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2014 includes $509 million of SBA 7(a) loans that NSBF services on behalf of third parties. NSBF originated approximately $178 million of SBA 7(a) loans during 2013. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC will help fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In July 2014 we reached tentative agreement with our current warehouse lender, Capital One, N.A., to increase the line of credit available to support our SBA lending from $27 million to $50 million and we are currently awaiting final regulatory approval for this increased loan.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 85% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. The SBA-guaranteed portions of SBA 7(a) loans have historically traded at a premium ranging from 110% to 120% of par value and have never traded below par value. Since inception, NSBF has sold approximately $480 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed three securitization transactions with Standard & Poor’s AA and A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, NSBF’s current loan portfolio consists of 723 loans originated across 43 states in 68 different industries as defined by the North American Industry Classification System. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2014.

Industry type	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	74	8,455	114	7.52%
Amusement, Gambling, and Recreation Industries	33	6,767	205	6.02%
Professional, Scientific, and Technical Services	36	5,654	157	5.03%
Repair and Maintenance	43	5,600	130	4.98%
Specialty Trade Contractors	34	5,053	149	4.50%
Ambulatory Health Care Services	63	4,914	78	4.37%
Food Manufacturing	15	4,846	323	4.31%
Truck Transportation	14	4,709	336	4.19%
Fabricated Metal Product Manufacturing	18	4,704	261	4.19%
Accommodation	25	4,582	183	4.08%
Other	368	57,085	155	50.81%

Total	723	112,369	155	100.00%

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
NY	100	14,263	143	12.69%
FL	73	10,290	141	9.16%
CT	43	7,865	183	7.00%
GA	36	7,682	213	6.84%
TX	42	7,621	181	6.78%
NJ	55	7,378	134	6.57%
PA	41	7,323	179	6.52%
CA	46	5,946	129	5.29%
OH	21	4,269	203	3.80%
MI	21	3,713	177	3.30%
Other	245	36,019	147	32.05%

Total	723	112,369	155	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:

Risk Rating	Number of Loans	Aggregate Balance	Average Balance	Percentage of Balance
Risk Rating 1-4	634	99,821	157	88.83%
Risk Rating 5	16	3,089	193	2.75%
Risk Rating 6	55	7,621	139	6.78%
Risk Rating 6/7 and 7	18	1,837	102	1.64%

Total	723	112,368	155	100.00%

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2014 was 191 months and 6%, respectively.

As a BDC, using the origination platform and borrower relationships that we have developed over ten years and our experience and knowledge with SBA 7(a) lending, we intend to develop a conventional lending platform that will be similar to the SBA 7(a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate than we have done historically and potentially provide better returns to our shareholders.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2014, represented approximately 42% of our total investment portfolio on a pro forma fair value basis. Specifically, we hold a controlling interest in Universal Processing Services of Wisconsin, LLC, d/b/a Newtek Merchant Solutions (“NMS”), CrystalTech Web Hosting, Inc. d/b/a/ Newtek Technology Solutions® (“NTS”), CDS Business Services, Inc. (“CDS”) and Newtek Insurance Agency, LLC (“NIA”). In addition, one of our subsidiaries holds a controlling interest in PMTWorks Payroll, LLC, d/b/a Newtek Payroll Services (“NPS”). We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform.

•	NMS, our “Electronic payment processing” segment, markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. As of June 30, 2014, NMS provided services to approximately 14,100 merchants. NMS’s merchant base consists of both eCommerce and brick-and-mortar clients and is principally focused on the SMB market, a segment that offers relatively attractive pricing margins and has been difficult for competitors to penetrate. For the six months ended June 30, 2014, NMS, on a segment basis, generated $44.7 million of revenue and $3.9 million of income before income taxes. For the year ended December 31, 2013, NMS, on a segment basis, generated $89.7 million of revenue and $8.3 million of income before income taxes and for the year ended December 31, 2012, it generated $85.5 million of revenue and $7.0 million of income before income taxes.

•	NTS, our “Managed technology solutions” segment, provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, e-commerce, data storage and backup, and other related services to more than 124,000 customer accounts in 105 countries. For the six months ended June 30, 2014, NTS generated $8.2 million of revenue and $1.7 million of income before taxes. For the year ended December 31, 2013, NTS generated $17.6 million of revenue and $3.6 million of income before income taxes and for the year ended December 31, 2012, it generated $18.2 million of revenue and $4.3 million of income before income taxes.

•	NIA serves as a retail and wholesale agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states.

•	NPS offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs.

•	CDS, which does business as Newtek Business Credit (“NBC”) and is a portion of our small business finance segment, offers traditional factoring and receivables purchase services to SMBs as well as back office services such as billing and cash collections.

Our controlled portfolio companies combined with our lending platform provide us with a network of business relationships that allows to cross-sell our financing options and further establishes us as a “one-stop-shop” for SMBs.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (public comparable company analysis) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. Additionally, in June of 2013, Newtek NY engaged a third party valuation firm to provide valuation consulting services for the valuation of NMS and NTS.

At June 30, 2014, our estimated valuation of NMS was approximately $45.7 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our estimated valuation of NTS was approximately $21.6 million, which represents an enterprise value to LTM EBITDA multiple of 3.75x. Such valuations and multiples reflect our current estimates and final valuations were determined by the Board.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred provider of SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present Newtek NY as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the

Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks.

We market services through referrals from our strategic alliance partners such as AIG, Credit Union National Association, EInsure, ENT Federal Credit Union, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Randolph Brooks Federal Credit Union, Members First Federal Credit Union, Sterling National Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all our business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Federal Income Tax Consequences of the Reincorporation Transaction

If the Reincorporation Transaction is approved and effectuated, we intend to file an election to be regulated as a BDC under the 1940 Act and operate thereafter as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our 2015 taxable year, which is our first taxable year that begins after our election to be a BDC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. We will be taxed as a regular corporation (a “C corporation”) under subchapter C of the Code for U.S. federal income tax purposes for our 2014 taxable year. We will not complete the Reincorporation Transaction and make the BDC Election unless our shareholders approve this Proposal I.

The following is a summary of certain U.S. federal income tax consequences relating to the Reincorporation Transaction as of the date of this Proxy Statement/ Prospectus. Except where noted, this summary deals only with a stockholder who holds common stock as a capital asset.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (1) a citizen or resident of the United States, (2) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (4) a trust if (a) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions or (b) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

This summary is based upon provisions of the Code, and regulations, rulings and judicial decisions as of the date of this Proxy Statement/ Prospectus. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, perhaps with retroactive effect, could result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as: financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; tax-exempt organizations; dealers or traders in securities or currencies; stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; stockholders who actually or constructively own 10% or more of our Company’s voting stock; or a non-U.S. holder who is a U.S. expatriate, “controlled foreign corporation” or “passive foreign investment company.” Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the Reincorporation Transaction.

Newtek NY expects that the Reincorporation Transaction pursuant to the Merger Agreement will be a tax-free reorganization under Section 368(a) of the Code. Accordingly, a U.S. holder of common stock (a “U.S. Holder”) will not recognize gain or loss in respect of the U.S. Holder’s common stock as a result of the Reincorporation Transaction. The U.S. Holder’s basis in a BDC Share will be the same as the U.S. Holder’s basis in the corresponding Share held immediately prior to the Reincorporation Transaction. The U.S. Holder’s holding period in a BDC Share will include the period during which the U.S. Holder held the corresponding share prior to the Reincorporation Transaction, provided the U.S. Holder held the corresponding share as a capital asset at the time of the Reincorporation Transaction. In addition, neither Newtek NY or Newtek MD will recognize gain or loss as a result of the Reincorporation Transaction, and Newtek MD will generally succeed, without adjustment, to the tax attributes of the Newtek NY.

Newtek NY has requested, and expects to receive prior to the Special Meeting, an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. This summary is not binding on the IRS and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. A successful IRS challenge to the reorganization status of the Reincorporation Transaction would result in a stockholder recognizing gain or loss with respect to each share exchanged in the Reincorporation Transaction equal to the difference between the stockholder’s basis in such shares and the fair market value, as of the time of the Reincorporation Transaction, of the BDC Shares received in exchange therefor. In such event, a stockholder’s aggregate basis in the BDC Shares received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held shares prior to the Reincorporation Transaction.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. Stockholders should consult their own tax advisors as to the effect of the Reincorporation Transaction under applicable federal, state, local, or foreign income tax laws.

Summary Risk Factors

Risks Factors – Reincorporation Transaction

The Reincorporation Transaction and subsequent operation as a BDC involves others risks, including the following:

•	Throughout our 16 year history we have never operated as a BDC.

•	We will be dependent upon our senior lending team and our executive committee for our future success and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee, our ability to achieve our investment objective could be significantly harmed.

•	We will operate in a highly competitive market for investment opportunities.

•	Our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	Investing in small businesses involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

•	The lack of liquidity in our investments may adversely affect our business.

•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

•	We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.

•	The necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage as well as the inability to raise such funds when needed.

•	There will be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly and annual results.

•	We will be subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.

•	Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.

•	The market price of BDC Shares may decline below our net asset value per share.

•	Our common stock price may be volatile and may decrease substantially.

•	We may not be able to pay distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As a BDC, any failure to comply with the requirements imposed on us by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Current Risk Factors

Upon the Reincorporation Transaction, Newtek MD will remain subject to the risks inherent to Newtek NY’s operations. See “Risk Factors” for additional information.

Risk Relating to Our Business Generally

•	Our success depends on our ability to compete effectively in the highly competitive and highly regulated industries in which we operate.

•	Our success depends upon our ability to enforce and maintain our intellectual property rights.

•	Our businesses depend on our ability to attract and retain key personnel and any loss of ability to attract these personnel could adversely affect us.

•	Our businesses depend upon the ability to utilize the Internet for the conduct of a significant portion of their business; disruption to that system could make it impossible for them to continue to conduct their current businesses.

•	Our success depends on our ability to use effectively our electronic referral and information processing systems.

Risks Relating to Our Electronic Payment Processing Business

•	NMS relies on a bank sponsor, which has substantial discretion with respect to certain elements of our business practices, in order to process bankcard transactions. If the sponsorship is terminated, and we are not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of electronic payment processing business could be materially adversely affected. If the sponsorship is terminated, and we are not able to secure or transfer the merchant portfolios to new bank sponsors, we will not be able to conduct our electronic payment processing business. We also rely on service providers who are critical to our business.

•	If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, our registrations with these associations could be terminated and we could be required to stop providing payment processing services for Visa® and MasterCard®.

•	On occasion, NMS experiences increases in interchange and sponsorship fees. If we cannot pass along these increases to our merchants, our profit margins will be reduced.

•	Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

•	NMS is liable if our processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

•	NMS has potential liability for customer or merchant fraud.

•	Our payment processing systems may fail due to factors beyond our control, which could interrupt our business or cause us to lose business and likely increase our costs.

•	We depend on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond our control could cause severe disruption to our business and other material adverse effects on our payment processing businesses.

Risks Relating to Our Business of Website Hosting

•	NTS operates in a highly competitive industry in which technological change can be rapid.

•	Our website hosting business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

•	Our inability to maintain the integrity of our infrastructure and the privacy of confidential information would materially affect our business.

•	Our business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the website hosting business.

Risks Relating to Our Small Business Finance Businesses

•	We depend on outside financing.

•	We have specific risks associated with Small Business Administration (SBA) loans.

•	Curtailment of the government-guaranteed loan programs could cut off an important segment of our business.

•	An increase in non-performing assets would reduce our income and increase our expenses.

•	We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Risks Relating to Our Insurance Agency Business

•	We depend on third parties, particularly property and casualty insurance companies, to supply the products marketed by our agents.

•	If we fail to comply with government regulations, our insurance agency business could be adversely affected.

•	We do not have any control over the commissions our insurance agency expects to earn on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

Risks Relating to Our Payroll Processing Business

•	Unauthorized disclosure of employee data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

•	Our systems may be subject to disruptions that could adversely affect our business and reputation.

•	If we fail to adapt our technology to meet client needs and preferences, the demand for our services may diminish.

•	Our payroll business could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

Risks Relating to Our Capco Business

•	The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

•	Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Risks Relating to Our Common Shares

•	Our shares may be delisted.

•	The application of the “penny stock” rules to our common shares if we are no longer listed on the NASDAQ Capital Market could limit the trading and liquidity of the common shares, adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

•	Two of our stockholders, one a current and one a former executive officer, beneficially own in the aggregate approximately 24% of our common shares, and are able to exercise significant influence over the outcome of most stockholder actions.

•	Future issuances of our common shares or other securities, including preferred shares, may dilute the per share book value of our common shares or have other adverse consequences to our common stockholders.

•	The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

•	We know of no other publicly-held company that sponsors and operates Capcos as a material part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business segment, and its operations, results of operations and financial and accounting structures.

•	Provisions of our certificate of incorporation and New York law place restrictions on our stockholders’ ability to recover from our directors for breaches of their duties.

•	Failure to maintain effective internal controls over financial reporting may lead investors and others to lose confidence in our financial data.

Comparative Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Newtek NY and Newtek MD bears directly or indirectly and Newtek MD’s costs and expenses that are expected to be incurred in the first year following the Reincorporation Transaction based on the expenses incurred during the fiscal year ended December 31, 2013, but are not applicable to the Reincorporation Transaction. The cost of the Reincorporation Transaction will be borne by the Company’s stockholders. Newtek NY and Newtek MD caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “Newtek NY” or “Newtek MD,” stockholders will indirectly bear such fees or expenses as investors in Newtek NY or Newtek MD, as applicable. Newtek MD and Newtek NY caution you that some of the percentages indicated in the table below are estimates and may vary.

	Newtek MD(1)		Newtek NY		Newtek MD Pro Forma(2)
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by Newtek NY	—	(2)	—	(2)	—	(2)
Offering expenses borne by Newtek MD and Newtek NY	0.43	%(3)	—	(3)	—	(3)
Dividend reinvestment plan expenses	—	(4)	—		—

Total stockholder transaction expenses paid by Newtek MD and Newtek NY	0.43%		—		—

	Newtek MD	Newtek NY	Newtek MD Pro Forma(2)
Estimated annual expenses (as a percentage of net assets attributable to common shares):(5)(6)
Operating expenses	44.91%	155.54%	15.43%
Interest payments on borrowed funds(7)	—	7.28%	3.09%
Other expenses(8)	91.11%	0.00%	0.22%

Total annual expenses (estimated)(9)(10)	136.02%	162.82%	18.74%

(1)	Newtek MD is currently a shell corporation. Expenses reflect an assumption that the Reincorporation Transaction is completed and that Newtek MD will ultimately bear the offering costs.
(2)	Purchases of shares of common stock of Newtek MD or Newtek NY on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Newtek MD or Newtek NY common stock.
(3)	“Offering expenses borne by Newtek MD and Newtek NY” includes the expenses associated with the Reincorporation Transaction, estimated at $448,000. Such costs will be borne by the Company’s shareholders.
(4)	The Company has not incurred any dividend reinvestment plan expenses nor does it anticipate any dividend reinvestment plan expenses in its Pro Forma.
(5)	“Consolidated net assets attributable to common stock” equals stockholders’ equity at 6/30/14. For Pro Forma Combined, the stockholders’ equity for Pro Forma Newtek MD Combined as of 6/30/14 was used from the pro forma information beginning on page 125.
(6)	Newtek MD will not have an investment adviser and will be internally managed by its management team under the supervision of its Board. Therefore, Newtek MD will pay operating costs associated with employing a management team and investment professionals instead of paying investment advisory fees. As a result, the estimate of the annual expenses Newtek MD incurs in connection with the employment of such employees is included in the line item “Other expenses.”
(7)	“Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds for our actual interest, fees and other debt-related expenses incurred for the year ended December 31, 2013, including our Credit Facility, bank notes payable and securitization notes payable.
(8)	“Other expenses” ($300 thousand) are based upon estimates of the twelve months following the Proposed Offering, and include our overhead and administrative expenses that are not included in “Operating expenses.”
(9)	The decrease in expenses results from the deconsolidation of a number of Newtek NY’s wholly-owned subsidiaries, which will instead be treated as non-consolidated portfolio companies. Such portfolio companies are stand alone operating entities that will bear the costs associated with their operations and employees.
(10)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Newtek NY borrows and Newtek MD plans to borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

The following example is intended to help an investor compare the costs of investing in Newtek MD pro forma after the Reincorporation Transaction with the costs of investing in Newtek NY without the Reincorporation Transaction. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each of Newtek NY and Newtek MD (as a percentage of net assets attributable to shares of common stock) set forth in the table above and (2) on a 5% annual return throughout the period:

	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return in:
Newtek MD	$472	$1,487	$2,606	$5,931
Newtek NY	$1,633	$5,149	$9,024	$20,542
The pro forma combined company following the merger	$162	$511	$895	$2,038

We will not effectuate the BDC Election or take action on any other proposal included in this proxy statement, other than Proposal V, UNLESS our stockholders approve this Proposal I and each of the other proposals set forth herein. Our Board of Directors does not reserve any additional rights to effectuate the BDC Election.

Reduced Expenses Per Share

Newtek MD’s fixed expenses will be reduced on a per share basis as a result of the Reincorporation Transaction. Upon effectuating the BDC Election, certain of Newtek NY’s wholly-owned subsidiaries will be treated as Newtek MD’s portfolio companies. As portfolio companies, their financial statements will no longer be consolidated with the Company. Rather, the portfolio companies’ expenses will be reflected in their financial statements. Each such portfolio company is an operating company with its own employees, management, and expenses. As the costs associated with these portfolio companies will no longer be consolidated into the Company’s financial statements, its fixed expenses will be reduced.

Required Vote

The approval of the Reincorporation Transaction will require the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL I TO APPROVE THE REINCORPORATION TRANSACTION AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL I.

PROPOSAL II – APPROVAL OF THE REVERSE STOCK SPLIT

Our Board has approved a reverse stock split to be implemented prior to the Reincorporation Transaction pursuant to which a number of shares of common stock in a range not less than five shares and no greater than six shares will be combined into a single share of common stock, with the exact ratio between 5:1 and 6:1 to be determined by the Board (the “Reverse Stock Split”), and believes that it is in our best interests to undertake the Reverse Stock Split in order to increase the trading price of our Shares on the NASDAQ Capital Market. Our Board believes that such an increased trading price will make our shares more attractive to a wider array of investors, which will improve our ability to raise additional capital in connection with and subsequent to effectuating the BDC Election discussed in Proposal I. In addition, we expect our stockholders will also benefit from relatively lower trading costs for higher priced shares and the greater liquidity of the shares which is likely to result. Your approval of the Reverse Stock Split will also constitute approval of a related amendment to our Restated Certificate of Incorporation, which we will file if required by law or otherwise deemed advisable by our Board. For additional information, see — Proposal II – Approval of the Reverse Stock Split.

We will not effectuate the Reverse Stock Split UNLESS stockholders approve this Proposal II and each of the other proposals set forth herein other than Proposal V.

Required Vote

The approval of the Reverse Stock Split requires the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL II TO APPROVE THE REVERSE STOCK SPLIT AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL II.

PROPOSAL III – AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS

If our stockholders approve Proposal I, as well as all other Proposals herein, we intend to effectuate the Reverse Stock Split, Reincorporation Transaction, make the BDC Election and undertake the Proposed Offering. Under the 1940 Act, a BDC may not sell shares of its common stock at a price below the then current net asset value per share of such stock (“NAV”), exclusive of sales compensation, unless its stockholders approve such a sale and the company’s board of directors make certain determinations. It is not possible to predict whether our BDC Shares will trade at a price above or below their NAV on the date we complete the Proposed Offering. We will not sell any BDC Shares pursuant to this Proposal III UNLESS our stockholders approve this Proposal III and each of the other proposals set forth herein other than Proposal V.

We are seeking the authorization of our stockholders so that, subsequent to effectuating the Reincorporation Transaction and BDC Election, we may, in one or more public or private offerings, sell or otherwise issue BDC Shares at a price below our then current NAV, subject to certain conditions discussed below, including that our then current NAV is not diluted by an amount greater than 25%. Our Board believes that having the flexibility to sell our common stock below NAV in certain instances is in the best interests of stockholders. In particular, such flexibility will improve our ability, subsequent to the BDC Election, to undertake the Proposed Offering promptly, as discussed in Proposal I. Subsequent to effectuating the BDC Election, flexibility to sell our common stock below NAV will provide us with better access to the capital markets as attractive investment opportunities arise, and improve our ability to grow over time and pay dividends to stockholders. Generally, common stock offerings by BDCs are priced based on the market price of the currently outstanding shares, less a small discount of approximately 5% (which may be higher or lower depending on market conditions). Accordingly, even when BDC Shares trade at a market price below NAV, this Proposal III would permit the Company to offer and sell shares of its common stock in accordance with pricing standards that market conditions generally require, subject to the conditions described below. If approved, as required under the 1940 Act, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of this Special Meeting or the date of the Company’s 2015 Annual Meeting of Stockholders.

After the Proposed Offering, the Company has no immediate plans to sell BDC Shares below NAV. However, it is seeking stockholder approval for multiple such offerings in order to maintain access to the markets if the Company determines it should sell BDC Shares below NAV. These sales typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Other than the Proposed Offering, as discussed herein, it is impracticable to describe the transaction or transactions in which our Shares would be sold at a price below NAV. Instead, any transaction where the Company sells such shares, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. Subject to the condition that our then current NAV is not diluted by an amount greater than 25%, there will be no limit on the percentage below NAV at which shares may be sold in an offering by the Company under this Proposal III. If this Proposal III is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this Proposal III. For additional information, see — Proposal III – Approval to Sell Shares Below NAV.

We will not sell any BDC Shares pursuant to this Proposal III UNLESS our stockholders approve this Proposal III and each of the other proposals set forth herein other than Proposal V.

Required Vote

The authorization of the Company to sell BDC Shares at a price or prices below the Company’s then current net asset value per share in one or more offerings will require the affirmative vote of (1) a majority of the outstanding Shares entitled to vote at the Special Meeting; and (2) a majority of the outstanding Shares entitled to vote at the Special Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees and 5% shareholders. Because we intend to elect to be regulated as a BDC under the 1940 act, the

1940 Act definition of “a majority of the outstanding shares” must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is the less. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL III TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL III.

PROPOSAL IV– APPROVAL OF A NEW EQUITY COMPENSATION PLAN

On September 12, 2014, a required majority of the Board, as defined in Section 57(o) of the 1940 Act unanimously approved and adopted the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “Stock Plan”) in accordance with Section 61 of the 1940 Act, authorized 3,000,000 Shares for issuance under the Stock Plan, and directed that the Stock Plan be submitted to stockholders for approval in connection with the approval of the Reincorporation Transaction. The Stock Plan is intended to replace the Company’s 2000 Stock Incentive and Deferred Compensation Plan (the “2000 Plan”), 2003 Stock Incentive Plan (the “2003 Plan”) and 2010 Stock Incentive Plan (the “2010 Plan,” and collectively with the 2000 Plan and 2003 Plan, the “Existing Plans”), which will be terminated in connection with the BDC Election. For additional information, see — Proposal IV – Approval of a New Equity Compensation Plan.

Required Vote

The approval of the Stock Plan requires the affirmative vote of a majority of the Shares cast in person or by proxy at the Special Meeting. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL IV TO APPROVE A NEW EQUITY COMPENSATION PLAN, AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL IV.

PROPOSAL V – APPROVAL TO ADJOURN TO SOLICIT ADDITIONAL VOTES

The company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement / Prospectus. For additional information, see — Proposal V – Approval to Adjourn to Solicit Additional Votes.

Required Vote

Any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for the foregoing proposals requires the affirmative vote of a majority of the Shares represented at the Special Meeting in person or by proxy. An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL V TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL OF PROPOSALS I – IV IF THERE ARE NOT SUFFICIENT VOTES FOR THESE PROPOSALS, IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL V.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this document constitute forward-looking statements, which relate to future events or the future performance or financial condition of Newtek NY, Newtek MD or, following the merger and subsequent combination, the combined company. The forward-looking statements contained in this document involve a number of risks and uncertainties, including statements concerning:

Newtek NY, Newtek MD or, following the merger and subsequent combination, the combined company’s, or their portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of a protracted decline in the liquidity of credit markets;

•	the impact of fluctuations in interest rates;

•	the valuation of investments in portfolio companies, particularly those having no liquid trading market;

•	Newtek NY, Newtek MD’s or, following the merger and subsequent combination, the combined company’s ability to recover unrealized losses;

•	market conditions and Newtek NY, Newtek MD’s or, following the merger and subsequent combination, the combined company’s ability to access alternative debt markets and additional debt and equity capital;

•	contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which Newtek NY, Newtek MD or, following the merger and subsequent combination, the combined company invests;

•	the financial condition of and ability of current and prospective portfolio companies to achieve their objectives;

•	expected financings and investments;

•	the adequacy of cash resources and working capital;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of portfolio companies;

•	the outcome and impact of any litigation relating to the merger;

•	the likelihood that the merger and subsequent combination are completed and the anticipated timing of their completion;

•	the period following the completion of the merger and subsequent combination;

•	the ability of Newtek NY, Newtek MD’s businesses to successfully integrate if the merger and subsequent combination are completed; and

•	Newtek MD’s future operating results and business prospects if the merger and subsequent combination are not completed.

RISK FACTORS

In addition to the other information included in this document, stockholders should consider the matters described below in determining whether to approve Reincorporation Transaction and the Merger Agreement. The risks set out below are not the only risks Newtek NY, Newtek MD and, following the merger and subsequent combination, the combined company face. Additional risks and uncertainties not currently known to Newtek NY or Newtek MD or that they currently deem to be immaterial also may materially adversely affect their or, following the merger and subsequent combination, the combined company’s business, financial condition or operating results. If any of the following events occur, Newtek NY or, following the merger and subsequent combination, the combined company’s business, financial condition or results of operations could be materially adversely affected.

RISKS ASSOCIATED WITH AN INVESTMENT IN NEWTEK MD

These risks are particularly relevant to a decision a shareholder of Newtek NY will make in approving the Reincorporation Transaction.

Risks Relating to Our Business and Structure

Throughout our 16 year history we have never operated as a BDC.

Although Newtek has operated since 1998, we have no operating history as a BDC. As a result, we can offer no assurance that we will achieve our investment objective and that the value of your investment will not decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management has not had any prior experience operating under this BDC regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio will be recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our Board.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our board of directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our senior lending team and our executive committee will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior lending team’s and our executive committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our senior lending team, our executive committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior lending team and our executive committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior lending team and our executive committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior lending team and our executive committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We intend to elect to be treated as a BDC under the 1940 Act prior to the completion of the Proposed Offering. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. As of June 30, 2014, on a pro-forma basis, we had an aggregate of $93.1 million of debt outstanding, including $38.1 million outstanding under a credit facility with Capital One, National Association, and securitization notes payable of $55.0 million. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on our Portfolio(1)

(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to common stockholders(2)	(22.12)%	(12.67)%	(3.22)%	6.24%	15.69%

(1)	Assumes on a proforma basis $254.9 million in total assets, $93.1 million in debt outstanding, $134.8 million in net assets, and an average cost of funds of 4.66%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2014, total assets of at least 1.70%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. If we make any long-term fixed-rate investments, they will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Although we must obtain shareholder approval to cease to be, or withdraw our election as, a BDC, our Board will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC. To obtain and maintain our qualification as a RIC, we must meet certain source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

The amount to be paid out as a distributions is determined by the Board each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s taxable earnings fall below the amount of distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders. Stockholders should not assume distributions reflect earnings or are derived from net profit. The Company does intend to report a distribution yield.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or PIK interest. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of our election to be taxed as a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the full value of such stock as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Holder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Holder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. Holders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We identified material weaknesses in our internal control over financial reporting for 2011 and 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. We identified material weaknesses in our internal control over financial reporting for 2011 and 2012. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. We have taken steps to remediate our internal control processes, but any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control and procedures on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”) and related rules, the market price of our common stock may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our senior lending team and our executive committee to other types of investments in which our senior lending team and our executive committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Curtailment of the government-guaranteed loan programs could cut off an important segment of our business.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA program, or that it will continue to guarantee loans at current levels. If we cannot continue making and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Exchange Act, as well as additional corporate governance requirements, including requirements under SOX and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Capital Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

In recent years, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration and together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve Board, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Relating to Our Investments Generally

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged.

Senior Secured Loans. There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.

Equity Investments. We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in SMBs involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio will consist primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our senior lending team and our executive committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of the Proposed Offering.

We have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our senior lending team or our executive committee will select our investments subsequent to the closing of the Proposed Offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of December 31, 2013, on a pro forma basis not reflecting any effect for the completion of this offering, our two largest investments, NMS and NTS equaled approximately 19% and 9.4%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We have specific risks associated with SBA loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval, and where the SBA establishes that its loss is attributable to deficiencies in the manner in which the loan application has been prepared, submitted and approved, the SBA may decline to honor its guarantee with respect to our SBA loans or it may seek the recovery of damages from us. If we should experience significant problems with our underwriting of SBA loans, such failure to honor a guarantee or the cost to correct the problems could have a material adverse effect on us. Although the SBA has only declined to honor its guarantees with respect to two of the approximately 700 SBA loans made by us since our acquisition of NSBF in 2003, no assurance can be given that the SBA would not attempt to do so in the future.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our revenue and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

Our reserve for credit losses may not be sufficient to cover unexpected losses.

Our business depends on the behavior of our customers. In addition to our credit practices and procedures, we maintain a reserve for credit losses on our SBA loans, which management has judged to be adequate given the loans we originate. We periodically review our reserve for adequacy considering current economic conditions and trends, collateral values, charge-off experience, levels of past due loans and non-performing assets, and we adjust our reserve accordingly. However, because of the poor current economic conditions caused by the recession, our reserves may prove inadequate, which could have a material adverse effect on our financial condition and results of operations.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

Risks Relating to Our Controlled Portfolio Companies — Newtek Merchant Services (NMS)

NMS relies on two bank sponsors, which have substantial discretion with respect to certain elements of our electronic payment processing business practices, in order to process bankcard transactions. If either of the sponsorships is terminated, and we are not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of electronic payment processing business could be materially adversely affected. If both sponsorships are terminated, and NMS is not able to secure or transfer the merchant portfolios to new bank sponsors, NMS will not be able to conduct its electronic payment processing business. NMS also relies on service providers who are critical to its business.

Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. NMS is currently sponsored by two banks. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’s sponsorships would have a material adverse effect on our business. Furthermore, NMS’s agreement with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of our agreements with merchants, the processing fees that we charge, its customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’s sponsoring banks’ actions under these agreements will not be detrimental to us.

Other service providers, some of whom are NMS’s competitors, are necessary for the conduct of NMS’s business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’s relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’s registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business.

On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

Our electronic payment processing subsidiary pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through NMS, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.

NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or our processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’s merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under our control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to us in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures we have established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect our results of operations.

NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

NMS depends on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’s business and other material adverse effects on its payment processing businesses.

NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.

Various agencies, particularly the Federal Trade Commission, have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS and others to attempts to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices.

Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that are offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.

Examples include:

•	Data Protection and Information Security. Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.

•	Anti-Money Laundering and Anti-Terrorism Financing. The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control (“OFAC”) restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.

•	Money Transfer Regulations. As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.

•	Formal Investigation. If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. Currently, NMS is subject to a complaint issued by the Federal Trade Commission as explained below. Also see “Legal Proceedings” for additional information.

NMS is a party to a complaint issued by the Federal Trade Commission and it cannot predict the timing of developments and outcomes in this matter.

NMS is a party to a complaint issued by the Federal Trade Commission which relates to an alleged violation of the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act. NMS cannot predict when the complaint will be resolved or the further timing of any other developments in connection with the complaint. NMS also cannot predict its results or outcomes. Expenses incurred in connection with this complaint, which include fees for lawyers and other professional advisors, and any other future investigations (which could result in the filing of future complaints) adversely affect NMS’ cash position and profitability. NMS may also have potential obligations to indemnify officers and directors, who could, at a future date, be parties to such complaints. Negative developments or outcomes in the complaint could have an adverse effect on NMS’ defense of other lawsuits. Also, the Federal Trade Commission could impose sanctions and/or fines on NMS in connection with the aforementioned complaint. Finally, this complaint and inquiry could divert the attention of NMS’ management and other personnel for significant periods of time. See “Legal Proceedings” for additional information.

Risks Relating to Our Controlled Portfolio Companies — Newtek Technology Solutions (NTS)

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive without significant additional capital expenditures. Some of NTS’s competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.

NTS’s managed technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’s business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that its insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

NTS’s inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’s systems, misappropriate proprietary information or cause interruptions in NTS’s operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’s ability to attract and retain customers.

NTS’s business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

NTS’s managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

Risks Relating to Our Controlled Portfolio Companies — Insurance Agency Business (NIA)

NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its new insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.

If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.

NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA’s insurance agency.

Risks Relating to Our Controlled Portfolio Companies — Payroll Processing Business (NPS)

Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.

NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-

security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without our customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such a breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.

NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.

If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technology challenges, the demand for its services may diminish.

NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business.

Risks Relating to Our Controlled Portfolio Companies — Receivables Financing and Servicing Business (CDS)

An unexpected level of defaults in CDS’s accounts receivables portfolio would reduce its income and increase its expenses.

If CDS’s level of non-performing assets in its receivable financing business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, CDS may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables customer will result in lower revenue and less cash available for CDS’s operational activities.

CDS’s reserve for credit losses may not be sufficient to cover unexpected losses.

CDS’s business depends on the behavior of its customers. In addition to its credit practices and procedures, CDS maintains a reserve for credit losses on its accounts receivable portfolio, which it has judged to be adequate given the receivables it purchases. CDS periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.

CDS depends on outside financing to support its receivables financing business.

CDS’s receivables financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, CDS would be responsible for any short fall. In particular, CDS depends on a line of credit which matures in February 2014. Loss of this line and CDS’s inability to replace it would materially impact the business.

Risks Relating to Our Controlled Portfolio Companies — Capco Business

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial of full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100 percent of its funds and otherwise remained in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

Risks Relating to The Proposed Offering By Newtek MD

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after the Proposed Offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBICs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of key Newtek personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of the Proposed Offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of the Proposed Offering will be invested in accordance with our investment objective and strategies described in this prospectus within six to nine months from the consummation of the Proposed Offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of the Proposed Offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of the Proposed Offering within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of the Proposed Offering and we will use such proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the Proposed Offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of the Proposed Offering. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of the Proposed Offering. Our ability to achieve our investment objective may be limited to the extent that net proceeds of the Proposed offering, pending full investment, are used to pay operating expenses.

Our Board will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under MGCL and our charter, our Board will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board will be required by MGCL and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the MGCL and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The MGCL and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”), subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Acquisition Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms, and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS ASSOCIATED WITH AN INVESTMENT IN NEWTEK NY

The following risks are the company’s current risks and will remain risks upon the completion of the Reincorporation Transaction.

Our success depends on our ability to compete effectively in the highly competitive and highly regulated industries in which we operate.

We face intense competition in providing web hosting services, processing electronic payments and originating SBA loans, as well as in the other industries in which we or our affiliated companies operate. Low barriers to entry often result in a steady stream of new competitors entering certain of these businesses. Current and potential competitors are or may be better established, substantially larger and have more capital and other resources than we do. If we expand into additional geographical markets, we will face competition from others in those markets as well. In addition, some of the industries in which we operate are highly regulated and we cannot assure you that we will continue to be in full compliance with applicable laws, rules and regulations. Failure to maintain full compliance or if new laws limit or eliminate some of the benefits of our business lines, our financial condition, results of operations and cash flows could be materially adversely affected.

Our success depends upon our ability to enforce and maintain our intellectual property rights.

Our success depends, in significant part, on the proprietary nature of our technology, including both patentable and non-patentable intellectual property related to our NewTracker® referral system. We have filed one patent application with the United States Patent office but there can be no assurance that such patent will be granted. To the extent that a competitor is able to reproduce or otherwise capitalize on our technology, it may be difficult, expensive or impossible for us to obtain necessary legal protection. In addition to patent protection of intellectual property rights, we consider elements of our product designs and processes to be proprietary and confidential. We rely upon employee, consultant and vendor non-disclosure agreements and contractual provisions and a system of internal safeguards to protect our proprietary information. However, any of our registered or unregistered intellectual property rights may be challenged or exploited by others in the industry, which might harm our operating results. We have several trademarks and service marks which are of material importance to us. Litigation, which could result in substantial cost to and diversion of our efforts, may be necessary to enforce our trademarks or to determine the enforceability, scope and validity of the proprietary rights of others. Adverse determinations in any litigation or interference proceeding could subject us to costs related to changing brand names and a loss of established brand recognition.

We are dependent upon our senior lending team and our executive committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee our ability to achieve our investment objective could be significantly harmed.

We depend on our senior lending team and executive committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior lending team and our executive committee and the replacement of any departing individuals with others of comparable skills. The departure of any of the members of our senior lending team, our executive committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our businesses depend upon the ability to utilize the Internet for the conduct of a significant portion of their business; disruption to that system could make it impossible for them to continue to conduct their current businesses.

Possible disruption to the normal functioning of the Internet through, for example, power failure or terrorist sabotage, could make it impossible for aspects of the lending, electronic payment processing, web hosting and our referral system to function. In the event of a major disruption, and assuming that such disruptions would be long-lived, we would be required to make extensive changes in the way these companies do business. There is no assurance that we will have the time and resources to make these changes.

Our success depends on our ability to use effectively our electronic referral and information processing systems.

We have developed an electronic referral and processing system for the applications necessary for the sales of each of our business lines other than web site hosting. This system is critical to our ability to process such business with a low cost advantage and to obtain referrals from our alliance partners. In particular, the ability to access the referral system and to track the progress of a referred customer is a major feature of the perceived attractiveness of our system. If this referral system should develop problems which we cannot address, it would have a material negative impact on our business strategy. In addition, our ability to provide business services increasingly depends on our capacity to store, retrieve, process and manage significant amounts of data. Interruption or loss of our information processing capabilities through loss of stored data, breakdown or malfunctioning of computer equipment and software systems, telecommunications failure or damage caused by acts of nature or other disruption, could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Risks Relating to Our Electronic Payment Processing Business

NMS relies on a bank sponsor, which has substantial discretion with respect to certain elements of our business practices, in order to process bankcard transactions. If the sponsorship is terminated, and we are not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of electronic payment processing business could be materially adversely affected. If the sponsorship is terminated, and we are not able to secure or transfer the merchant portfolios to new bank sponsors, we will not be able to conduct our electronic payment processing business. We also rely on service providers who are critical to our business.

Because we are not a bank, we are unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require us to be sponsored by a bank in order to process bankcard transactions. We are currently sponsored by two banks. If the sponsorship is terminated and we are unable to secure a bank sponsor for the merchant portfolios, we will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of our sponsorships would have a material adverse effect on our business. Furthermore, our agreement with our sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of our business practices, including our solicitation, application and qualification procedures for merchants, the terms of our agreements with merchants, the processing fees that we charge, our customer service levels and our use of independent sales organizations and independent sales agents. We cannot guarantee that our sponsoring banks’ actions under these agreements will not be detrimental to us.

Other service providers, some of whom are our competitors, are necessary for the conduct of our business. The termination by our service providers of these arrangements with us or their failure to perform these services efficiently and effectively may adversely affect our relationships with the merchants whose accounts we serve and may cause those merchants to terminate their processing agreements with us.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, our registrations with these associations could be terminated and we could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If we, our bank sponsors or our processors fail to comply with the applicable requirements of the Visa® and MasterCard®bankcard associations, Visa® or MasterCard® could suspend or terminate our registration. The termination of our registration or any changes in the Visa® or MasterCard® rules that would impair our registration could require us to stop providing payment processing services, which would have a material adverse effect on our business.

On occasion, NMS experiences increases in interchange and sponsorship fees. If we cannot pass along these increases to our merchants, our profit margins will be reduced.

Our electronic payment processing subsidiary pays interchange fees or assessments to bankcard associations for each transaction we process using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to us. From time to time, our sponsoring banks increase their fees as well. If we are not able to pass these fee increases along to merchants through corresponding increases in our processing fees, our profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through our electronic payment processing subsidiary, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. Small businesses are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.

NMS is liable if our processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If we or our processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, we bear the loss for the amount of the refund paid to the cardholder’s bank. Most of our merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of our merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. We and the sponsoring bank can require that merchants maintain cash reserves under our control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to us in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many of our business customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and we could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, we are responsible for that charge-back unless we have required that a cash reserve be established. We cannot assure that the systems and procedures we have established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase our charge-back liability and adversely affect our results of operations.

Our payment processing systems may fail due to factors beyond our control, which could interrupt our business or cause us to lose business and likely increase our costs.

We depend on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond our control could cause severe disruption to our business and other material adverse effects on our payment processing businesses.

Risks Relating to Our Business of Website Hosting

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. Our equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render our products non-competitive without significant additional capital expenditures. Some of our competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than we do. In the event that such a competitor expends significant sales and marketing resources in one or several markets, we may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect our gross margins if we are not able to reduce our costs commensurate with such price reductions. There can be no assurances that we will remain competitive.

Our website hosting business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for our backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. Our business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays our operations. There can be no assurance that our insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

Our inability to maintain the integrity of our infrastructure and the privacy of confidential information would materially affect our business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If our security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’s systems, misappropriate proprietary information or cause interruptions in NTS’s operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’s ability to attract and retain customers.

Our business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the website hosting business.

NTS’s managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if we are unable to continue to have the benefit of those licensing arrangements or if the products upon which NTS’s platform is built become obsolete, our business could be materially and adversely affected.

Risks Relating to Our Small Business Finance Businesses

We depend on outside financing.

Our SBA lending and receivables financing businesses depend on outside financing to support their loan making and acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on our business, including but not limited to, the liquidation of the guaranteed loan and receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, the holding company and certain of its subsidiaries would be responsible for any short fall. In December 2010 and again in December 2011 and 2013, the Company securitized a portion of its unguaranteed, retained loan portions of its SBA 7(a) loans; the Company anticipates using securitizations to continue to fund future loan creation, assuming the market for such securitizations continues to exist and future securitizations can be executed on an economic basis beneficial to the Company. Although a securitization potentially provides a long term funding source for the Company’s SBA lender, it does not provide liquidity in the short term for funding SBA loans. Because its resources will be insufficient to maintain current SBA loan originations, failure of our SBA lender to arrange a line to fund and warehouse the origination of unguaranteed, retained loan portions, beyond the current maturity date in February 2015, would materially impact our business. In addition, our receivables financing company depends on a line of credit which has been extended to mature in February 2016. Loss of this line and our inability to replace it would materially impact the business.

We have specific risks associated with Small Business Administration (SBA) loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

Since we sell the guaranteed portion of substantially our entire SBA 7(a) loan portfolio, we incur credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval, and where the SBA establishes that its loss is attributable to deficiencies in the manner in which the loan application has been prepared and submitted, the SBA may decline to honor its guarantee with respect to our SBA loans or it may seek the recovery of damages from us. If we should experience significant problems with our underwriting of SBA loans, such failure to honor a guarantee or the cost to correct the problems could have a material adverse effect on us. Although the SBA has only declined to honor its guarantees with respect to two of the approximately 700 SBA loans made by us since our acquisition of the lender in 2003, no assurance can be given that the SBA would not attempt to do so in the future.

Curtailment of the government-guaranteed loan programs could cut off an important segment of our business.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA program, or that it will continue to guarantee loans at current levels. If we cannot continue making and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to small business and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending and receivable financing businesses rise in the future, it could adversely affect our revenue and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments or receivables for which the customer has not made timely payment. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

Our reserve for credit losses may not be sufficient to cover unexpected losses.

Our business depends on the behavior of our customers. In addition to our credit practices and procedures, we maintain a reserve for credit losses on our SBA loans and accounts receivable portfolio, which management has judged to be adequate given the loans we originate and receivables we purchase. We periodically review our reserve for adequacy considering current economic conditions and trends, collateral values, charge-off experience, levels of past due loans and non-performing assets, and we adjust our reserve accordingly. However, because of the poor current economic conditions caused by the recession, our reserves may prove inadequate, which could have a material adverse effect on our financial condition and results of operations.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

Risks Relating to Our Insurance Agency Business

We depend on third parties, particularly property and casualty insurance companies, to supply the products marketed by our agents.

Our contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. Our inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of our new insurance business. Also, our inability to obtain these products at competitive prices could make it difficult for us to compete with larger and better capitalized providers of such insurance services.

If we fail to comply with government regulations, our insurance agency business could be adversely affected.

Our insurance agency business is subject to comprehensive regulation in the various states in which we plan to conduct business. Our success will depend in part upon our ability to satisfy these regulations and to obtain and maintain all required licenses and permits. Our failure to comply with any statutes and regulations could have a material adverse effect on us. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations or the expansion of our business into jurisdictions that have adopted more stringent regulatory requirements than those in which we currently conduct business could have a material adverse effect on us.

We do not have any control over the commissions our insurance agency expects to earn on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

Our insurance agency earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of our insurance agency.

Risks Relating to Our Payroll Processing Business

Unauthorized disclosure of employee data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through our payroll processing subsidiary, we collect and store sensitive data about individuals, in order to process the transactions and for other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive individual data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such a breach, we may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage our reputation, and the growth of our business could be adversely affected.

Our systems may be subject to disruptions that could adversely affect our business and reputation.

Our payroll business relies heavily on our payroll, financial, accounting and other data processing systems. If any of these systems fails to operate properly or becomes disabled even for a brief period of time, we could suffer financial loss, a disruption of our business, liability to clients, regulatory intervention or damage to our reputation. We have disaster recovery plans in place to protect our businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite our preparations, our disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to our operations or damage to our important facilities.

If we fail to adapt our technology to meet client needs and preferences, the demand for our services may diminish.

Our businesses operate in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, we continually upgrade, enhance and expand our existing solutions and services. If we fail to respond successfully to technology challenges, the demand for our services may diminish.

Our payroll business could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

Our payroll processing business generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to our accounts prior to making payments out. Due to the structure of the banking system however, there are times when we may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures we have in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to our business.

Risks relating to Our Capco Business

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial of full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

During 2002, a single legislator in Louisiana introduced such a proposed bill, on which no action was taken, and in Colorado in 2003 and 2004 bills to modify (not repeal) its Capco program were introduced; the 2003 Colorado legislation was defeated in a legislative committee. The 2004 Colorado legislation was adopted but implementing regulations made clear the application of the new rules only to investments made after passage. There can be no assurance that we will not be subject to further legislative or regulatory action which might adversely impact our Capco business, or that we will be able to successfully challenge any such action.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100 percent of its funds and otherwise remained in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

Risks Relating to the Common Shares of Newtek MD and Newtek NY

Our shares may be delisted.

If we do not continue to meet the requirements for continued listing on the NASDAQ Capital Market our common shares could be delisted. One such requirement is maintaining a minimum bid price for shares of $1.00. As compliance with the minimum trading price for common shares is beyond our control, there can be no assurance that the price will remain above $1.00 indefinitely and, therefore, no assurance that the threat of delisting can be avoided. In the event that the common shares are delisted, there can be no assurance that an active public market for our shares can be sustained or that current trading levels can be sustained or not diminished.

The application of the “penny stock” rules to our common shares if we are no longer listed on the NASDAQ Capital Market could limit the trading and liquidity of the common shares, adversely affect the market price of our Common Shares and increase your transaction costs to sell those shares.

If we are no longer listed on the NASDAQ Capital Market, as long as the trading price of our common shares is below $5.00 per share, open-market trading will be subject to the “penny stock” rules, which impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors and otherwise have the effect of limiting the trading activity of the common shares, reducing the liquidity of an investment in the common shares and increasing the transaction costs for their sales and purchases.

Two of our stockholders, one a current and one a former executive officer, beneficially own in the aggregate approximately 24% of our common shares, and are able to exercise significant influence over the outcome of most stockholder actions.

Although there is no agreement or understanding between them, because of their ownership of our shares, Messrs. Barry Sloane and Jeffrey G. Rubin will be able to have significant influence over actions requiring stockholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of our company, deprive our stockholders of an opportunity to receive a premium for their common shares as part of a change in control and have a negative effect on the market price of our common shares.

Future issuances of our common shares or other securities, including preferred shares, may dilute the per share book value of our common shares or have other adverse consequences to our common stockholders.

Our Board has the authority, without the action or vote of our stockholders, to issue all or part of the approximately 19,000,000 authorized but unissued shares of our common stock. Our business strategy relies upon investments in and acquisitions of businesses using the resources available to us, including our common shares which number will increase as a result of the Reverse Stock Split. We have made acquisitions during each of the years from 2002 to 2005 involving the issuance of our common shares and we expect to make additional acquisitions in the future using our common shares. Additionally, we anticipate granting additional options or restricted stock awards to our employees and directors in the future. We may also issue additional securities, through public or private offerings, in order to raise capital to support our growth, including in connection with possible acquisitions or in connection with purchases of minority interests in affiliated companies or Capcos. Future issuances of our common shares will dilute the percentage of ownership interest of current stockholders and could decrease the per share book value of our common shares. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms.

Pursuant to Newtek NY’s certificate of incorporation, our Board is authorized to issue, without action or vote of our stockholders, up to 1,000,000 shares of “blank check” preferred shares, meaning that our board of directors may, in its discretion, cause the issuance of one or more series of preferred shares and fix the designations, preferences, powers and relative participating, optional and other rights, qualifications, limitations and restrictions thereof, including the dividend rate, conversion rights, voting rights, redemption rights and liquidation preference, and to fix the number of shares to be included in any such series. The preferred shares so issued may rank superior to the common shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding-up, or both. In addition, the shares of preferred stock may have class or series voting rights.

The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

Newtek NY’s certificate of incorporation allows our Board to issue preferred shares with rights and preferences set by the Board without further stockholder approval. The issuance of these “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders. For example, in the event of a hostile takeover attempt, it may be possible for management and the board to impede the attempt by issuing the preferred shares, thereby diluting or impairing the voting power of the other outstanding common shares and increasing the potential costs to acquire control of us. Our Board has the right to issue any new shares, including preferred shares, without first offering them to the holders of common shares, as they have no preemptive rights.

We know of no other publicly-held company that sponsors and operates Capcos as a material part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business segment, and its operations, results of operations and financial and accounting structures.

In the absence of any meaningful peer group comparisons for our Capco business, investors may have a difficult time understanding and judging the strength of our business. This, in turn, may have a depressing effect on the value of our shares.

Provisions of our certificate of incorporation and New York law place restrictions on our stockholders’ ability to recover from our directors for breaches of their duties.

As permitted by the NYBCL, our amended and restated certificate of incorporation limits the liability of our directors for monetary damages for breach of a director’s fiduciary duty except for liability in certain instances. As a result of these provisions and the NYBCL, stockholders have restrictions and limitations upon their rights to recover from directors for breaches of their duties. In addition, our certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent permitted by law.

Failure to maintain effective internal controls over financial reporting may lead investors and others to lose confidence in our financial data.

In evaluating the effectiveness of its internal controls over financial reporting in connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, management concluded that there was a material weakness in internal control over financial reporting related to accounting for one bank account holding funds belonging to customers of our merchant processing subsidiary. These material weaknesses made it possible for a former senior manager to utilize funds in this account to conceal knowledge of growing merchant processing chargeback losses among a group of merchants solicited by one of the Company’s agents. Following discovery, this resulted in the need for the restatement of the Company’s financial statements for the year ended December 31, 2011, together with financial statements for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, the periods over which these losses occurred.

The Company has remediated these material weaknesses and has, among other things, replaced the manager responsible, strengthened its internal control team by hiring a very seasoned Chief Risk Officer, augmented its finance team and has implemented and modified certain accounting and internal control procedures. If the Company fails to otherwise maintain effective controls over financial reporting in the future, it could again result in a material misstatement of its financial statements that might not be prevented or detected on a timely basis and which could then cause investors and others to lose confidence in the Company’s financial statements, which in turn could have a negative effect on the value of the Company’s equity securities.

SPECIAL MEETING OF NEWTEK NY

Date, Time and Place of Newtek NY Special Meeting

The Special Meeting of Stockholders (the “Special Meeting”) will be held at the offices of Newtek NY at 212 West 35th Street, 2nd Floor, New York, NY 10001 on October 22, 2014 at 10:00 a.m., local time.

Voting and Revocation of Proxies

Proxies solicited by the Board of Newtek NY will be voted in accordance with the direction given therein. If any other matters are properly brought before the Special Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by the Board. The proxies solicited by the Board confer discretionary authority on the persons named therein to vote with respect to matters incident to the conduct of the Special Meeting and with respect to any other matter presented at the Special Meeting if notice of such matter has not been delivered to us within a reasonable time before the date of this Proxy Statement/ Prospectus. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted (“broker non-votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

How Do You Exercise Your Rights to Vote on the Proposals?

You may vote using any of the following methods:

•	By Mail – Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” each of the proposals listed on the proxy. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•	By Telephone – Stockholders of record may submit proxies by following the telephone voting instructions on each proxy card. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Time, the day before the Special Meeting date.

•	By Internet – Stockholders of record with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the Special Meeting date.

•	In Person at the Special Meeting – Shares held in your name as the stockholder of record may be voted at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Special Meeting.

Stockholders who execute the enclosed proxy card retain the right to revoke such proxies at any time prior to voting. Unless so revoked, the shares represented by properly executed proxies will be voted at the Special Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to our Secretary or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Special Meeting and votes in person. The presence of a stockholder at the Special Meeting alone will not revoke such stockholder’s proxy.

Voting Securities

The securities which can be voted at the Special Meeting consist of the issued and outstanding shares of Newtek NY’s common stock, par value $0.02 per share (the “Shares”). Stockholders of record as of the close of business on September 8, 2014 (the “Record Date”) are entitled to one vote for each Share then held on all matters. As of September 15, 2014, 37,807,106 Shares were issued and outstanding (excluding treasury Shares which do not vote). The presence, in person or by proxy, of at least a majority of the total number of Shares outstanding and entitled to vote will be necessary to constitute a quorum at the Special Meeting.

Persons and groups owning in excess of 5% of the Shares are required to file certain reports regarding such ownership with the SEC pursuant to the Exchange Act.

Required Vote

The matter described in “Proposal I – Approval of the Reincorporation Transaction,” requires the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal II – Approval of the Reverse Stock Split” requires the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal III – Approval to Sell Shares Below Net Asset Value” requires the affirmative vote of (1) a majority of the outstanding Shares entitled to vote at the Special Meeting; and (2) a majority of the outstanding Shares entitled to vote at the Special Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees, and 5% share holders. Because we intend to elect to be regulated as a BDC under the 1940 Act, the 1940 Act definition of “a majority of the outstanding shares” must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is less. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal IV – Approval of a New Equity Compensation Plan” requires the affirmative vote of a majority of the Shares cast in person or by proxy at the Special Meeting. Abstentions are treated as Shares cast and will be counted as a vote “Against” this proposal. Broker Non-Votes will not be included in determining the number of Shares cast and, as a result, will have no effect on this proposal.

The matter described in “Proposal V – Approval to Adjourn to Solicit Additional Votes” requires the affirmative vote of a majority of the Shares cast in person or by proxy at the Special Meeting. Abstentions are treated as Shares cast and will be counted as a vote “Against” this proposal. Broker Non-Votes will not be included in determining the number of Shares cast and, as a result, will have no effect on this proposal.

If there are not enough votes to approve any proposals at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting to permit the further solicitation of proxies if Proposal V is approved.

Confidentiality of Proxies

The Company’s policy is that proxies identifying individual stockholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a stockholder makes a written comment on a proxy card or an attachment to it.

Cost of Proxy Solicitations; Stockholder Communications

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation. The Company has engaged Georgeson and Company as its proxy solicitor.

Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Newtek Business Services, Inc., 212 West 35th Street, 2nd Floor, New York, New York 10001. Stockholder communications must be signed by the stockholder and identify the number of Shares held by the stockholder. Each properly submitted stockholder communication will be provided to the Board at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the directors promptly after receipt.

PROPOSAL I –APPROVAL OF THE REINCORPORATION TRANSACTION

We are seeking approval of the Reincorporation Transaction for the purpose of reincorporating the Company in the state of Maryland in anticipation of the election by the Company to be regulated as a BDC under the 1940 Act. The Merger Agreement that will effect the Reincorporation Transaction is included as Appendix A to this Proxy Statement/ Prospectus. As a result of the Reincorporation Transaction, Newtek NY will cease to exist and Newtek MD will succeed to Newtek NY’s operations as the sole surviving entity. Newtek NY’s officers and directors immediately before the Reincorporation Transaction will become Newtek MD’s officers and directors. References herein to the “Company,” “we,” “us” or “our” refer to Newtek NY prior to the Reincorporation Transaction and Newtek MD after the Reincorporation Transaction.

For the reasons set forth below, the Board believes that approval of the Reincorporation Transaction is in the best interests of the Company and its stockholders and has approved the Reincorporation Transaction.

Pursuant to NYBCL, if the Reincorporation Transaction is approved by the stockholders of the Company, stockholders who dissent from the Reincorporation Transaction will not be entitled to appraisal rights with respect to their Shares.

We will not effectuate the BDC Election or take action on any other proposal included in this Proxy Statement/ Prospectus, other than Proposal V, UNLESS our stockholders approve this Proposal I and each of the other proposals set forth herein. Our Board of Directors does not reserve any additional rights to effectuate the BDC Election.

Reasons for the Reincorporation Transaction

The purpose of the Reincorporation Transaction is to change the Company’s state of incorporation from New York to Maryland so that the Company is governed by the MGCL rather than by the NYBCL. In connection therewith, the Company will adopt a new charter and bylaws. The Board believes that this new corporate structure will best position the Company to operate as an investment company in connection with its proposed BDC Election. Specifically, the MGCL provides administrative advantages and operating efficiencies to investment companies that are not permissible under the NYBCL. In addition, the MGCL contains a well-established body of investment company precedent that may be relevant in deciding issues pertaining to the Company’s operation as a BDC. As of May 2, 2014, seven out of the ten largest BDCs, based on market capitalization, were organized under the MGCL. Finally, Newtek MD’s charter and bylaws will provide us greater flexibility in managing our capital structure.

BDC and RIC Elections

If the Reincorporation Transaction is approved and effectuated, we intend to file an election to be regulated as a BDC under the 1940 Act and operate thereafter as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) for U.S. federal income tax purposes beginning with our 2015 taxable year, which is our first taxable year that begins after our election to be a BDC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. We will be taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code (the “Code”) for U.S. federal income tax purposes for our 2014 taxable year as the RIC election will be effective as of January 1, 2015. We will not complete the Reincorporation Transaction and make the BDC Election unless our shareholders approve this Proposal I.

As a BDC, we will be subject to only certain provisions of the 1940 Act. We will also continue to be subject to the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act. In general, BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. As a BDC, we intend to expand our small business financing platform by making debt and equity investments directly, as well as through our financing subsidiaries. Because we will be internally managed by our executive officers, under the supervision of our Board of Directors, and will not depend on a third party investment advisor, we will not pay investment advisory fees and all of our income will be available to pay our operating costs and to make distributions to our stockholders. NSBF, a primary component of our small business finance platform, will continue to be treated as our consolidated subsidiary, and CDS, another component of our small business platform, will be treated as a non-consolidated portfolio company. Upon effectuating the BDC Election, certain of our historical operating subsidiaries, including but not limited to NMS and NTS, will be treated as non-consolidated portfolio companies (our “controlled portfolio companies”). The revenues that our controlled portfolio companies generate, after deducting operational expenses and taxes, may be distributed to us in the form of dividend or interest income in connection with our equity or debt investments in such entities. As a BDC, our board of directors will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments.

Set forth below is a diagram of our organizational structure following the BDC Election:

In connection with the BDC Election, we intend to undertake a public offering of BDC Shares of up to $50 million in the Proposed Offering. Any proceeds from the Proposed Offering will be used primarily to expand our small business finance platform, make direct investments in portfolio companies in accordance with our investment objective and strategies described herein and for general corporate purposes. We cannot assure you when the Proposed Offering will be completed, or if completed, that the Proposed Offering will provide sufficient liquidity to meet our investment objective. The size of the Proposed Offering could be material, and could have a materially dilutive effect on our existing stockholders. This Proxy Statement/ Prospectus is not an offer to sell securities in the Proposed Offering. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

Operating as a BDC

We believe that transitioning to a BDC and RIC will provide us with a business structure that will allow us to operate as an investment company and expand our lending activities as well as allow us to build a collateral base that we believe will provide us with access to lower-cost capital. As a BDC, a significant portion of the Company’s cost of capital will be comprised of its cost of debt. A substantial portion of the Company’s debt will be drawn from revolving credit facilities underwritten by banks. Funds drawn from such facilities are typically priced at a modest margin over a benchmark interest rate, such as LIBOR. Given the depression of global interest rates, BDCs have generally enjoyed access to lower interest rates on their revolving credit facilities in recent years. Recently, BDCs have also issued medium term publicly-traded notes, which also provide capital at lower interest rates, in some cases only a few percentage points higher than the interest rates of a revolving credit facility. Upon completing the BDC Election, the Company believes that it will be able to access these methods of debt financing to lower its overall cost of capital. As a BDC, we will seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment focus as a BDC will be making loans to small businesses, we may also make opportunistic investments in larger or smaller companies. As a BDC, we do not expect our small business lending practices will differ from the current lending practices of NSBF, although given the flexibility we will have to grow our lending activities without regard to our overall assets as an investment company, we intend such lending practices to comprise a greater portion of our operations as we expand our small business finance platform. We expect our controlled portfolio companies will provide us with an extensive network of business relationships that will supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform. Specifically, we believe our controlled portfolio companies combined with our small business finance platform will provide us with a network of business relationships that will allow us to cross-sell our financing options and further establish us as a “one-stop shop” for small businesses.

As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We intend to invest primarily in qualifying assets once we elect to become a BDC, although we may invest from time to time in non-qualifying assets on an opportunistic basis to the extent we believe doing so would be accretive to our shareholders. In addition, as a BDC, we will not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). The 1940 Act also contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. Additionally, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. See “– Regulation as a Business Development Company.”

We will be taxed as a C corporation for our 2014 taxable year and we intend to elect to be treated as a RIC beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. Following the Reincorporation Transaction and during such time as we are taxed as a C corporation, we expect to make distributions in an amount approximately equal to our pre-tax income. We believe this will allow us to maintain a consistent distribution rate before and after electing to be treated as a RIC. We expect our quarterly distributions during our first full year of operations as a BDC to be at an annual rate equal to approximately 9%-10% of our estimated net asset value. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “– Material U.S. Federal Income Tax Considerations.”

Operating as an investment company and BDC involves a number of risks. See “– Risk Factors.”

Finally, our transition to a BDC and RIC will have certain consequences on our balance sheet and net asset value, as shown in the selected financial data presented below. In particular, the primary such consequence of the BDC Election will be the reporting for certain historical consolidated operating subsidiaries as non-consolidated portfolio companies held as investments, at fair value, as shown in the above organizational structure diagram.

The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2013 and the six-month unaudited period ended June 30, 2014. The historical information below may not be indicative of our future performance.

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Operating Revenues
Electronic payment processing	$69,654	$80,920	$82,473	$85,483	$89,651	$44,690
Web hosting and design	18,846	19,164	19,181	18,208	17,375	8,101
Premium income	1,652	2,428	12,468	12,367	19,456	10,129
Interest income	1,735	1,903	2,629	3,422	4,838	3,129
Servicing fee income	1,625	2,568	3,101	6,862	6,565	5,283
Income from tax credits	7,837	2,380	1,390	522	113	28
Insurance commissions	811	886	1,071	1,205	1,737	801
Other income	3,551	2,470	3,026	3,061	3,858	2,054

Total operating revenues	105,711	112,719	125,339	131,130	143,593	74,215

Net change in fair value of:
SBA loans	—	3,494	(5,493)	(1,013)	(1,226)	(1,147)
Warrants	—	—	—	(111)	—	—
Credits in lieu of cash and notes payable in credits in lieu of cash	900	38	(131)	3	21	—

Total net change in fair value	900	3,532	(5,624)	(1,121)	(1,205)	(1,147)

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Operating expenses:
Electronic payment processing costs	$58,312	$68,187	$69,389	$72,183	$75,761	$37,937
Salaries and benefits	18,375	19,391	21,042	22,314	24,360	13,301
Interest	10,350	4,479	3,416	4,495	5,863	5,225
Depreciation and amortization	5,847	4,709	3,955	3,036	3,284	1,751
Provision for loan losses	1,833	1,909	763	810	1,322	(66)
Other general and administrative costs	15,896	16,699	19,122	17,732	20,729	10,415

Total operating expenses	110,613	115,374	117,687	120,570	131,319	68,563

Income (loss) before income taxes	(4,002)	877	2,028	9,439	11,069	4,505
Provision (benefit) for income taxes	(2,593)	(418)	(1,195)	3,882	3,918	1,760

Net income (loss)	(1,409)	1,295	3,223	5,557	7,151	2,745
Net loss attributable to non-controlling interests	980	144	112	86	377	40

Net income (loss) attributable to Newtek Business Services, Inc.	$(429)	$1,439	$3,335	$5,643	$7,528	$2,785

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Weighted average common shares outstanding
Basic	35,644	35,655	35,706	35,523	35,295	35,482
Diluted	35,644	35,801	36,073	36,747	37,905	38,462
Basic income (loss) per share	$(0.01)	$0.04	$0.09	$0.16	$0.21	$0.08

Diluted income (loss) per share	$(0.01)	$0.04	$0.09	$0.15	$0.20	$0.07

Balance Sheet Data (at end of period):
Investments, at fair value	—	$3,324	$24,055	$43,951	$83,685	$98,033
Total assets	$136,082	$165,015	$129,795	$152,742	$198,612	$200,896
Notes payable	$16,298	$28,053	$13,565	$39,823	$41,218	$43,613
Securitization notes payable	$—	$15,104	$26,368	$22,039	$60,140	$54,959

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Notes payable in credits in lieu of cash	$51,947	$35,494	$16,948	$8,703	$3,641	$2,898
Deferred tax asset (liability)	$(3,634)	$(3,002)	$170	$2,318	$3,606	$4,171
Non-controlling interests	$1,615	$1,309	$1,180	$2,055	$1,665	$1,592
Stockholders' equity	$54,027	$55,594	$59,153	$68,902	$77,009	$80,564
Common shares outstanding at year end	35,648	35,666	35,702	35,178	35,385	35,619
Newtek Business Services, Inc. stockholders' equity per share	$1.52	$1.56	$1.66	$1.96	$2.18	$2.26

The Reincorporation Transaction

The Reincorporation Transaction, Merger Agreement and BDC Election were approved and recommended for stockholder approval at a meeting of the Board of Newtek NY held on September 12, 2014 and by the unanimous written consent of the Board of Newtek MD. The terms and conditions of the Reincorporation Transaction are set forth in the Merger Agreement attached to this Proxy Statement/ Prospectus, and the summary provided herein is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation Transaction, Newtek MD will survive under the name “Newtek Business Services Corp.,” and Newtek NY will cease to exist. The Reincorporation Transaction will change the state of incorporation of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of Newtek NY. By operation of law, Newtek MD will succeed to all of the assets and assume all of the liabilities of Newtek NY. The officers and directors of Newtek NY will be the officers and directors of Newtek MD. Subject to approval of the NASDAQ Stock Market, the shares of Newtek MD will continue to trade on the NASDAQ Capital Market under the ticker symbol “NEWT.”

The Reincorporation Transaction will become effective upon the filing of the Articles of Merger with the Maryland State Department of Assessments and Taxation and the Certificate of Merger with the Secretary of State of New York, or, to the extent permitted at a later date as specified by the Company. These filings are anticipated to be made immediately prior to the BDC Election, but not later than the one year anniversary of the date of this Special Meeting. Upon the effectiveness of the Reincorporation Transaction, each outstanding Share will be automatically converted into one fully paid and non-assessable share of Newtek MD.

After the Reincorporation Transaction, the rights of stockholders and the Company’s corporate affairs will be governed by the MGCL and by Newtek MD’s Articles of Amendment and Restatement (the “Maryland Articles”) and Bylaws (the “Maryland Bylaws,” and together with the Maryland Articles, the “Maryland Charter Documents”) instead of the NYBCL and Newtek NY’s Restated Certificate Of Incorporation, as amended (the “New York Certificate”) and Bylaws (the “New York Bylaws,” and together with the New York Certificate, the “New York Charter Documents”). Material differences are discussed below under “Comparison of Stockholders Rights under Maryland and New York Corporate Law and Charter Documents.” The New York Charter Documents are available for inspection by stockholders of Newtek NY at the offices of the Company at 212 West 35th Street, 2nd Floor, New York, New York 10001.

Each stock certificate representing issued and outstanding Shares will continue to represent the same number of BDC Shares, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Newtek MD common stock. Newtek NY does not have any shares of preferred stock issued and outstanding, therefore no shares of preferred stock of Newtek MD will be issued at the effective time of the Reincorporation Transaction.

IT IS NOT NECESSARY TO SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE NEW YORK CORPORATION’S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR MARYLAND CORPORATION COMMON STOCK CERTIFICATES.

If, however, a stockholder wishes to acquire a certificate reciting the name “Newtek Business Services Corp.” and referring to Maryland as its state of incorporation, after the effective date of the Reincorporation Transaction, the stockholder may do so by surrendering his certificate to the transfer agent for the Maryland Corporation with a request for a replacement certificate accompanied by the appropriate fee. The transfer agent for Newtek NY and Newtek MD is:

American Stock Transfer and Trust Company, LLC

6201 15th Ave., Brooklyn, New York 11219

Federal Income Tax Consequences of the Reincorporation Transaction

The following is a summary of certain U.S. federal income tax consequences relating to the Reincorporation Transaction as of the date of this Proxy Statement/Prospectus. Except where noted, this summary deals only with a stockholder who holds common stock as a capital asset.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (1) a citizen or resident of the United States, (2) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (4) a trust if (a) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions or (b) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

This summary is based upon provisions of the Code, and regulations, rulings and judicial decisions as of the date of this Proxy Statement/ Prospectus. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, perhaps with retroactive effect, could result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as: financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; tax-exempt organizations; dealers or traders in securities or currencies; stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; stockholders who actually or constructively own 10% or more of our Company’s voting stock; or a non-U.S. holder who is a U.S. expatriate, “controlled foreign corporation” or “passive foreign investment company.” Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the Reincorporation Transaction.

The Company expects that the Reincorporation Transaction pursuant to the Merger Agreement will be a tax-free reorganization under Section 368(a) of the Code. Accordingly, a U.S. Holder will not recognize gain or loss in respect of the U.S. Holder’s common stock as a result of the Reincorporation Transaction. The U.S. Holder’s basis in a BDC Share will be the same as U.S. Holder’s basis in the corresponding Share held immediately prior to the Reincorporation Transaction. The U.S. Holder’s holding period in a BDC Share will include the period during which the Holder held the corresponding Share prior to the Reincorporation Transaction, provided the U.S. Holder held the corresponding Share as a capital asset at the time of the Reincorporation Transaction. In addition, neither Newtek NY nor Newtek MD will recognize gain or loss as a result of the Reincorporation Transaction, and Newtek MD will generally succeed, without adjustment, to the tax attributes of Newtek NY.

Newtek NY has requested, and expects to receive prior to the Special Meeting, an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. This summary is not binding on the IRS and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. A successful IRS challenge to the reorganization status of the Reincorporation would result in a stockholder recognizing gain or loss with respect to each Share exchanged in the Reincorporation Transaction equal to the difference between the stockholder’s basis in such Shares and the fair market value, as of the time of the Reincorporation Transaction, of the BDC Shares received in exchange therefor. In such event, a stockholder’s aggregate basis in the BDC Shares received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held Shares prior to the Reincorporation Transaction.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. Stockholders should consult their own tax advisors as to the effect of the Reincorporation Transaction under applicable federal, state, local, or foreign income tax laws.

Exchange of Shares

The Reincorporation Transaction will be completed only after the Reverse Stock Split has occurred. At the effective time of the Reincorporation Transaction, shares of common stock of Newtek NY, par value $0.02 per share, will automatically be converted on a one-for-one basis into BDC Shares of Newtek MD, par value $0.02 per share (the “Maryland common stock”), at the effective time of the Merger without any action required by the stockholders.

Equity Compensation Plans

Unvested awards under the Company’s equity compensation plans will become fully vested in connection with the Reincorporation Transaction. All issued and outstanding option awards with an exercise price less than the value of a share immediately prior to the Merger that are not exercised before the consummation of the Reincorporation Transaction will be deemed exercised in full by means of a “cashless” exercise in exchange for common stock of the Company immediately prior to the Reincorporation Transaction and the common stock issued upon such cashless exercise will be converted into common stock of Newtek MD in the Reincorporation Transaction. Options with an exercise price greater than the value of a share immediately prior to the merger will be cancelled and exchanged for a nominal payment per underlying share. The Company expects to implement a new equity compensation plan to permit the Company to issue new incentive awards after it has effectuated the Reincorporation Transaction and BDC Election. See Proposal IV for a detailed discussion of our proposed equity compensation plan.

Accounting Treatment

The Reincorporation Transaction will involve entities under common control and is expected to be accounted for similar to the pooling of interests method. The management of Newtek NY will be the management of Newtek MD after the Reincorporation Transaction. Because the Reincorporation Transaction will not be accounted for as a business combination no goodwill is expected to be recorded in connection therewith. The costs associated with raising capital will be accounted for as a reduction of additional paid-in capital, while any costs associated with the conversion to a BDC will be expensed as incurred.

Special Dividend

In connection with the Reincorporation Transaction, and specifically the elections to be regulated as a BDC and treated as a RIC for tax purposes, the Company will declare and pay a special dividend to its stockholders (the “Special Dividend”). To qualify as a RIC, we must, among other things, distribute by the end of the first taxable year that we elect to be treated as a RIC all of our accumulated earnings and profits from all taxable years that we were taxed as a C corporation. The Special Dividend is expected to allow us to satisfy this requirement. Although the Company cannot determine the amount of its accumulated C corporation earnings and profits until after the end of its 2014 taxable year, the aggregate amount of the Special Dividend will equal the amount of such accumulated C corporation earnings and profits as of such date. Following the Reincorporation Transaction, the Company expects to make distributions in an amount approximately equal to its pre-tax income. The portions of any such distributions that exceed the Company’s current earnings will have the effect of reducing the amount of the Special Dividend. The timing of the payment of the Special Dividend will be determined at the discretion of the Board, but in all events, the Special Dividend will be paid no later than December 31, 2015, which is our first taxable year that we anticipate that we will qualify as RIC. At the discretion of the Board, the Special Dividend may be paid in more than one installment. In addition, at the discretion of the Board, the Special Dividend may be payable in Shares or cash at the election of shareholders subject to an aggregate minimum amount of cash payable in the distribution. If the total cash to be distributed to all shareholders electing to receive their distribution in cash would exceed the aggregate limit on cash to be distributed, each shareholder electing to receive their distribution in cash will receive a pro rata share of the cash to be distributed and will receive the remainder of their distribution in Shares. The aggregate cash to be distributed in such a distribution must be at least 20% of the aggregate distribution. For more information on the tax consequences of the Special Dividend, see “Material U.S. Federal Income Tax Considerations of a BDC – Taxation of the Special Dividend.”

Regulatory Approvals

The Reincorporation will not occur until the Company has received all required consents of governmental authorities, including the filing and acceptance of Articles of Merger with the Maryland State Department of Assessments and Taxation, and the filing and acceptance of a Certificate of Merger with the Secretary of State of New York, and satisfied applicable requirements of the NASDAQ Capital Market.

Description and Comparison of Capital Stock and Voting Rights

Newtek NY’s authorized capital stock consists of 54,000,000 Shares of common stock, $0.02 par value per Share, and 1,000,000 shares of preferred stock, $0.02 par value per share. As of September 15, 2014, there were 37,807,106 Shares of Newtek NY outstanding and entitled to vote, without giving effect to the proposed Reverse Stock Split, constituting the only class of stock outstanding and entitled to vote at the meeting. Each Share entitles the holder thereof to one vote. On the Record Date, there were no shares of preferred stock issued and outstanding.

The Maryland Articles provide that the authorized capital stock of Newtek MD consists of 200,000,000 BDC Shares, par value of $0.02 per BDC Share, any portion of which may reclassified by Newtek MD’s Board into preferred stock.

The Merger Agreement provides that each outstanding Share of Newtek NY’s common stock will be exchanged for one BDC Share. Accordingly, the interests of the stockholders relative to one another will not be affected by the Merger.

Abandonment of the Reincorporation Transaction

The Board will have the right to abandon the Merger Agreement and thus the Reincorporation Transaction and take no further action towards reincorporating the Company in Maryland at any time before the effective date, even after stockholder approval, if for any reason the Board determines that it is not advisable to proceed with the Reincorporation Transaction. Such a determination may be made for reasons such as, but not limited to, a change in the Company’s strategic direction or altered conditions in the overall business environment. We will only complete the Reincorporation Transaction in the event that we expect to make the BDC election promptly thereafter.

Comparison of Stockholder Rights Under Maryland and New York Corporate Law and Charter Documents

Subject to stockholder approval, at the effective time of the Reincorporation Transaction as set forth in the Merger Agreement (the “Effective Time”), Newtek NY will change its jurisdiction of incorporation from New York to Maryland and will thereafter be governed by the MGCL and by the Maryland Charter Documents. Upon the filing with and acceptance by the Maryland State Department of Assessments and Taxation of the Articles of Merger in Maryland and the filing with and acceptance by the Secretary of State of New York of the Certificate of Merger in New York, Newtek NY will be merged with and into Newtek MD, and the outstanding Shares of Newtek NY will be deemed for all purposes to evidence ownership of, and to represent, BDC Shares of Newtek MD.

At the Effective Time, the Maryland Charter Documents will effectively replace the New York Charter Documents. Certain actions not permitted or contemplated under the NYBCL are allowed and/or provided for under the MGCL, as indicated below and the Maryland Charter Documents reflect such discrepancies. All changes were made to better align the Company’s governing documents with those of other BDCs organized in Maryland. As explained below the MGCL contains certain provisions that the Company, and other BDCs incorporated in Maryland, believe to be better suited to the operation of a BDC. For example, a Maryland corporation may approve amendments to its charter that increase or decrease the aggregate number of shares of stock that it is authorized to issue without stockholder action. In addition, at the Effective Time, holders of common stock of Newtek NY will become holders of common stock of Newtek MD, which will result in their rights as stockholders being governed by the laws of the State of Maryland, including the MGCL.

The following is a summary of the material differences between the rights of stockholders under the New York Charter Documents and the Maryland Charter Documents.

	Rights of Newtek MD Stockholders	Rights of Newtek NY Stockholders

Authorized Stock

Newtek MD is authorized to issue 200,000,000 shares of stock, consisting of 200,000,000 shares of common stock, $0.02 par value per share.

A majority of the entire Board may amend the Maryland Articles to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

The Board may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series into one or more classes or series of stock, including Preferred Stock.

Newtek NY is authorized to issue 55,000,000 shares of stock, consisting of 54,000,000 shares of common stock, $0.02 par value per share, and 1,000,000 shares of preferred stock, $0.02 par value per share.

The preferred stock may be issued from time to time in one or more series. The Board may establish and designate series of the preferred stock and to fix number of shares and the relative rights, preferences and limitations as between series.

	Rights of Newtek MD Stockholders	Rights of Newtek NY Stockholders

Number of Directors	A majority of the entire Board may increase the number of directors and fill any vacancy, provided that the number of directors will never be less than the minimum number required by the MGCL.	The Board may increase or decrease the number of directors, provided that the number of directors will never be less than three nor more than eleven.

Removal of Directors	Subject to the rights of holders of one or more classes or series of the Preferred Stock to elect or remove directors, any director or the entire Board may be removed from office, but only for cause and by affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.	Except as otherwise provided in the New York Certificate or in the New York Bylaws, any director may be removed, either with or without cause, by the affirmative vote of a majority of the votes of the issued and outstanding shares of stock entitled to vote for the election of directors of Newtek NY given at a special meeting of the shareholders called and held for that purpose.

Vacancies	Pursuant to Subtitle 8 of Title 3 of the MGCL, Newtek MD has elected to provide that any vacancy may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.	Vacancies occurring in the Board for any reason (other than vacancies created by reason of the removal of directors without cause) may be filled by a majority of the directors then in office, though less than a quorum or by a sole remaining director, and the directors so chosen will hold office until the next annual election and until their successors are duly elected and shall qualify.

Amendment of Bylaws	The Board has the exclusive power to make, alter, amend or repeal the Maryland Bylaws.	The shareholders or the board of directors have the power to adopt, alter, amend or repeal the NewYork Bylaws.

	Rights of Newtek MD Stockholders	Rights of Newtek NY Stockholders

Mergers, Consolidations and Sale of Assets	Newtek MD may merge, consolidate, exchange shares, sell or exchange all or substantially all of its assets, or engage in similar transactions outside the ordinary course of business only if such transaction is approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, each voting as a separate class.

Dissolution	Newtek MD may liquidate or dissolve, or amend the MD Articles to effect any liquidation or dissolution, only upon approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, each voting as a separate class.

Appraisal Rights	A Newtek MD stockholder has no appraisal rights unless the Board upon the affirmative vote of a majority of the entire Board, determines that such rights apply to all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Preemptive Rights	Newtek MD does not grant preemptive rights except as may be provided the Board in setting the terms of classified or reclassified shares of stock or as otherwise provided by contracts.

	Rights of Newtek MD Stockholders	Rights of Newtek NY Stockholders

Books and Records Inspection Rights	A Newtek MD stockholder who is otherwise eligible under applicable law to inspect Newtek MD’s books and records has no such right if the Board determines that such stockholder has an improper purpose for requesting such inspection.

Voting Rights and Required Vote Generally	Each share of common stock entitles the holder thereof to one vote. The Board may reclassify any unissued shares of common stock into one or more classes or series of stock.

Quorum for Meeting of Stockholders	The presence in person or by proxy of the holders of shares of stock of Newtek MD entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such matter constitutes a quorum.	The presence in person or by proxy of the holders of a majority of the votes of the shares of stock of Newtek NY issued and outstanding and entitled to vote at the meetings of the shareholders constitutes a quorum, except when shareholders are required to vote by class, in which event the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the appropriate class constitutes a quorum.

Classification of Directors	The Board is divided into three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible as determined by the Board.

It is not practical to describe all of the differences between the laws of the states of Maryland and New York. The following is a summary of the significant rights of the stockholders under New York and Maryland law and under the New York and Maryland Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws, and stockholders should refer to the New York Charter Documents and the Maryland Charter Documents and the relevant provisions of Maryland law and New York law directly for a more thorough comparison.

Amendment of Certificate of Incorporation

Under the NYBCL, except for certain ministerial changes to the certificate of incorporation that may be implemented by a corporation’s board of directors without stockholder action, and except to the extent that a certificate of incorporation requires the vote of a higher proportion of votes than is required under the NYBCL, a certificate of incorporation may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. The NYBCL requires that if a particular class or series of stock is adversely affected by certain types of amendments, then such class or series also must authorize, by voting separately as a class or series, such amendment in order for it to become effective. The NYBCL allows a corporation to require a higher proportion of votes in order to authorize amendments to a certificate of incorporation, if so provided in the certificate.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The Maryland Articles provide that most amendments to our charter require approval by a majority of all of the votes entitled to be cast on the matter.

A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or reclassify the number of shares of stock of any class or series that the corporation is authorized to issue. As stated above, the Maryland Articles provide the board of directors with such power, while the New York Certificate does not.

Amendment of Bylaws

Under the NYBCL, a corporation’s bylaws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the stockholders, by the board of directors. The New York Certificate provides that the stockholders or the board of directors may amend the New York Bylaws. The New York Bylaws provide that they may be amended at any annual or special meeting of the stockholders by a majority of the total votes of the stockholders or when stockholders are required to vote by class by a majority of the appropriate class, present in person or represented by proxy and entitled to vote on such action.

Under the MGCL, the power to adopt, alter, and repeal the bylaws of a corporation is vested in the stockholders except to the extent that the charter or bylaws vest it in the board of directors. A provision conferring upon the directors, rather than the stockholders, the power to adopt, amend or repeal the bylaws may be included in the charter or bylaws of a corporation. The Maryland Articles and Bylaws provide that the Board has the exclusive power, at any time, to adopt, alter or repeal any provision of the bylaws or make new bylaws.

Who May Call Special Meetings of Stockholders

Under the NYBCL, the board of directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of stockholders. Currently, the New York Bylaws provide that special meetings of stockholders may be called at any time by the Board, the Chairman of the Board or the President.

Under the MGCL, the board of directors, the president or any other person authorized in the corporation’s charter or bylaws may call a special meeting of stockholders. Unlike the NYBCL, the MGCL specifically empowers stockholders to call a special meeting. The secretary of a Maryland corporation is required to call a special meeting of stockholders upon the written request of holders of at least 25% of the voting stock of the corporation. Such percentage may be adjusted in the bylaws or charter of a corporation, but may not exceed a majority of the voting stock of the corporation. The MGCL also permits a Maryland corporation that has a class of equity securities registered under the Exchange Act and has at least three independent directors (such as the Maryland corporation), by action of its board of directors and without stockholder approval, and notwithstanding any contrary provision of the charter or bylaws, to elect to increase the percentage to a majority by resolution of the board of directors.

The Maryland Bylaws provide that special meetings of stockholders may be called by either the Chairman of the Board, the chief executive officer, the president or the Board. In addition, a special meeting of stockholders must be called by the secretary of the corporation at the request in writing of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on a matter that may be property considered at a meeting of stockholders at such meeting.

Action by Written Consent of Stockholders In Lieu of a Stockholder Meeting

Under the NYBCL, a consent to any action may be taken without a meeting upon the written consent of the holders of all of the outstanding shares entitled to vote on such matter. Additionally, the certificate of incorporation of a corporation may permit actions taken upon the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice must then be given to the stockholders that have not consented in writing.

The New York Certificate does not permit stockholder action by a written consent of less than all of the outstanding shares entitled to vote. The New York Bylaws permit stockholder action in lieu of a meeting only by unanimous written consent of those stockholders who would have been entitled to vote on a given action at a meeting.

Under the MGCL, a written consent of the holders of all outstanding shares entitled to vote on a matter may consent to any action in lieu of a stockholders meeting. Additionally, holders of any class of stock, other than common stock entitled to vote generally in the election of directors, may (unless the charter provides otherwise and provided that the corporation gives notice of such action to each holder of the class of stock within 10 days after the effective time of such action) consent to any action or take action by delivering a written consent of the stockholders entitled to cast not less than the minimum number of votes that would have been necessary to authorize or take the action at a stockholder meeting. If authorized by the charter of the corporation, the holders of common stock entitled to vote generally in the election of directors may consent to any action by delivering a written consent of the stockholders entitled to cast not less than the minimum number of votes that would have been necessary to authorize or take the action at a stockholder meeting, provided that the corporation gives notice of such action to each holder of the class of stock within 10 days after the effective time of such action.

The Maryland Charter Documents do not permit actions by the written consent of stockholders in lieu of a stockholder meeting.

Notice of Stockholder Business and Nominations

Under the NYCBL and MGCL, a corporation’s charter or bylaws may require that a stockholder proposing a nominee for director, or any other matter that would be considered at a meeting of the stockholders, give advance notice to the corporation before a date or within a period of time specified in the charter or bylaws. If the advance notice requirement is not met, the proposal is not a proper subject of stockholder action at the meeting.

The New York Charter Documents do not include any provisions addressing stockholder nominations for directors or any other matter to be considered at a meeting of stockholders. Generally, the Maryland Bylaws allow stockholders to nominate directors and propose other business to be brought before the annual meeting of stockholders if timely written notice is given to the Secretary of the Company and such business is a proper subject for stockholder action. For notice to be timely under the Maryland Bylaws, written notice generally must be delivered to the secretary at the principal executive office of the Maryland Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Right of Stockholders to Inspect Stockholder List

Under the NYBCL, a stockholder of record may inspect the list of record stockholders upon giving written demand to do so. The MGCL does not include stockholder lists among the types of corporate records generally available to stockholders. Generally, a statement of all stock and securities issued by a corporation during a specified period of not more than 12 months before the date of a request may also be inspected upon 20 days’ prior notice by any stockholder. Additionally, any stockholder of record for at least six months owning at least 5% of the corporation’s outstanding shares may request a statement of the corporation’s current assets and liabilities and may inspect and copy the corporation’s stock ledger and accounting records.

Vote Required For Certain Transactions

Under the NYBCL, a New York corporation may provide in its certificate of incorporation that the holders of a majority, rather than two-thirds, of the outstanding stock entitled to vote may approve a merger, consolidation or sale or exchange of all or substantially all of its assets. Newtek NY has not, however, adopted such a provision in the New York Certificate, so that the holders of at least two-thirds of Newtek NY’s outstanding stock entitled to vote must approve such transactions.

Under the MGCL, a Maryland corporation generally cannot merge or consolidate with another entity, sell all or substantially all of its assets or engage in a share exchange unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The Maryland Articles provide that any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of Newtek MD that the MGCL requires to be approved by stockholders must be approved by the affirmative vote of the holders of shares entitled to cast at least a majority of the votes entitled to be cast on such matter.

Proxies

Unless the proxy provides for a longer period, a proxy under both the NYBCL and the MGCL can be voted or acted upon for eleven months after its date.

Number of Directors

Under both the NYBCL and the MGCL, corporations must have at least one director. Under the NYBCL, the exact number of directors is fixed either in the bylaws, by the stockholders, or, if authorized in a stockholder-adopted bylaw, by the board of directors. Under the MGCL, the exact number of directors is fixed in the charter and, subject to provisions governing the minimum number of directors, may be altered by the bylaws to a number of greater or lesser than that set in the charter unless the corporation has elected in its charter or bylaws or by resolution of its board of directors to be subject to Section 3-804(b) of the MGCL, in which case the number of directors will be fixed only by the vote of the board of directors regardless of any provisions to the contrary in the charter or the bylaws. Pursuant to the MGCL, a corporation’s bylaws may also authorize a majority of the entire board of directors to alter the number of directors set by the charter or the bylaws within specified limits, but such action may not affect the tenure of the office of any director.

The New York Bylaws provide that the number of directors may be fixed from time to time by the vote of a majority of the entire Board and shall not be less than 3 or more than 11. The Maryland Bylaws provide that the number of directors may be fixed from time to time by the vote of a majority of the entire Board and shall not be less than 1 or more than 12.

Classified Board of Directors

Both the NYBCL and the MGCL permit “classified” boards of directors, which means the directors may have staggered terms that do not all expire at once. The NYBCL requires that classified boards of directors be authorized in the corporation’s certificate of incorporation or in a stockholder-adopted bylaw. The NYBCL allows for as many as four different classes of directors, all as nearly equal in number as possible. The New York Charter Documents do not provide for a classified Board.

The MGCL permits the board of directors to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings. The term of office of at least one class must expire each year. The MGCL also permits a Maryland corporation that has a class of equity securities registered under the Exchange Act and has at least three independent directors (such as the Maryland corporation), either in its charter or by action of its board of directors and without stockholder approval, and notwithstanding any contrary provision of the charter or bylaws, to elect to be subject to certain provisions of the MGCL, including a provision that requires that the board of directors be divided into classes.

The Maryland Articles provide for a classified Board consisting of three classes of directors. Messrs. Barry Sloane and Peter Downs will serve in class I, with terms expiring at the 2015 annual meeting of stockholders; Mr. Sam Kirschner will serve in class II, with a term expiring at the 2016 annual meeting of stockholders; and Messrs. David C. Beck and Salvatore F. Mulia will serve in class III, with terms expiring at the 2017 annual meeting of stockholders.

Removal of Directors by Stockholders

Under the NYBCL, directors may be removed for cause by stockholders owning a majority of the shares entitled to vote. In addition, if provided for in the certificate of incorporation, directors can be removed by the stockholders of a New York corporation without cause or by the board of directors for cause. The New York Charter does not provide for the removal of directors by the stockholders or by the board of directors.

The MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors, unless the charter provides otherwise or the corporation elects to be subject to certain provisions of the MGCL. Additionally, unless the charter of a corporation provides otherwise, if directors have been divided into classes, directors cannot be removed without cause.

The Maryland Articles allow for the removal of any director, subject to the rights of the holders of preferred stock, at any time only for cause by the affirmative vote of at least two-thirds of votes entitled to vote for the election of directors. This provision, when coupled with the exclusive power of the Board to fill vacancies on the Board discussed below, precludes stockholders from (i) removing incumbent directors except upon the affirmative vote of at least two-thirds of votes entitled to vote for the election of directors and (ii) filling the vacancies created by such removal with their own nominees.

Board Vacancies

Under New York law, unless the certificate of incorporation or bylaws provide otherwise, any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors. However, (i) unless the certificate of incorporation or a provision of the bylaws adopted by the stockholders provides otherwise, a vacancy occurring by removal of a director for cause may be filled only by vote of the stockholders and (ii) unless the certificate of incorporation or bylaws provide otherwise, whenever a certain class of stockholders is allowed to elect one or more directors, any vacancy shall be filled by a majority of the directors elected by such class, or, if no such director is in office, then according to the same rules described above. A director elected to fill a vacancy, unless elected by the stockholders, shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualified. The New York Bylaws provide that any vacancy occurring on the Board may be filled by a majority of directors remaining in office.

The MGCL allows a corporation to elect to be subject to a provision that states that, subject to the terms of any class or series of preferred stock, vacancies on a board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies. The Maryland Articles provide that, at such time as we are eligible to make such election (which we expect will be upon the closing of the Reincorporation Transaction), we elect to be subject to such MGCL provision.

Limitation of Directors’ Liability

Under the NYBCL, the certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for any breach of duty. However, no provision can eliminate or limit:

•	the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL; or

•	the liability of any director for any act or omission prior to the adoption of such provision in the certificate of incorporation or bylaws.

The New York Certificate contains a provision limiting the personal liability of directors.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Maryland Articles contain a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires corporations (unless the Maryland Articles provide otherwise, which the Maryland Articles do not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, the Maryland Corporation may not indemnify a director or officer in a suit by or on behalf of the Maryland Corporation in which the director or officer was adjudged liable to the Maryland

Corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or on behalf of the Maryland Corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits the Maryland Corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Maryland Corporation; and

•	a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Maryland Articles provide that the Maryland Corporation shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify and, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer of the Maryland Corporation; or

•	any individual who, while a director or officer of the Maryland Corporation and at the request of the Maryland Corporation, serves or has served as a director, officer, partner, or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise.

The Maryland Articles also permit the Maryland Corporation to indemnify and advance expenses to any person who served a predecessor of the Maryland Corporation in any of the capacities described above and any employee or agent of the company or a predecessor of the Maryland Corporation.

Loans To, And Guarantees of Obligations Of, Directors

Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested stockholders of such corporation approve the transaction. For purposes of the stockholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum.

Under the MGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director, officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

Notwithstanding the MGCL, the Company has not made and does not intend to make any personal loans to, or guarantees for the benefit of, any of its directors or officers in violation of Section 13(k) of the Exchange Act.

Transactions with Interested Directors

Under the NYBCL, a corporation may establish the validity of transactions between it and its interested directors through one of several methods, including the approval of a majority of the disinterested directors who are not involved in the transaction.

Under the MGCL, with respect to actions by directors of registered investment companies, Maryland adopts the definition of “interested person” that provides that a person is not “interested” solely because such person is a director, owner of securities or a family member of an owner of securities or a director. The MGCL provides that no transaction or contract will be void or voidable solely because of common directorship or interest, or because a director with a financial interest in a matter is present at a meeting during which the matter is ratified or votes for such matter at the meeting, if: (i) the material facts are known to stockholders and such matter is approved by a majority of votes of disinterested stockholders, (ii) the material facts are known to the other directors and such matter is approved by a majority of disinterested directors although less than a quorum, or (iii) such matter is fair and reasonable under Maryland law to the corporation.

Dividends; Redemption of Stock

Subject to its certificate of incorporation, under both the NYBCL and the MGCL a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution.

Under the NYBCL, dividends may be paid or distributions made out of surplus, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. If there is no surplus, dividends may be declared and paid out of the corporation’s net profits for the year in which the dividend is declared and/or the preceding fiscal year. The NYBCL defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital.

In general, with certain restrictions, the NYBCL permits a corporation to provide in its certificate of incorporation for redemption (at the option of the corporation or the stockholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption.

The MGCL provides that dividends and other distributions may be declared and paid on the corporation’s capital stock as authorized by the board and subject to any restrictions contained in the corporation’s charter, provided that no dividends may be paid if, after giving effect to the dividend or other distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a liquidation of the corporation. Notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a dividend or other distribution from: (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made; (b) the net earnings of the corporation for the preceding fiscal year; or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

In general, the MGCL permits a corporation to provide in its charter for redemption (at the option of the corporation or the stockholder or in certain other circumstances) of any specified class of its stock, including common stock.

Neither the New York Charter Documents nor the Maryland Charter Documents modify the respective provisions of the NYBCL or the MGCL concerning the payment of dividends. The New York Charter Documents grant the Board the ability to determine redemption rights with respect to preferred stock issued by Newtek NY, while the Maryland Charter Documents grant the Board the ability to determine redemption rights with respect to any stock issued by Newtek MD.

Appraisal Rights

The NYBCL generally provides that a dissenting stockholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to: (i) certain mergers and consolidations; (ii) certain dispositions of assets requiring stockholder approval; (iii) certain share exchanges; or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such stockholder. The MGCL generally provides that a stockholder has appraisal rights in the event of: (i) a merger or consolidation; (ii) a share exchange; (iii) certain dispositions of assets requiring stockholder approval; (iv) a charter amendment altering contract rights of outstanding stock (unless the right to do so is reserved in the charter); or (v) certain business combinations.

The NYBCL provides that dissenting stockholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the Financial Industry Regulatory Authority, Inc. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to stockholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the stockholder may have to request the appraisal and follow certain required procedures as set forth in the NYBCL.

Similar to the NYBCL, the MGCL provides that stockholders have no appraisal rights if (i) the stock is listed on a national securities exchange (unless the transactions falls under certain conditions), (ii) the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests out of provisions for the treatment of fractional shares of stock in the successor, (iii) the stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction or (iv) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder.

The Maryland Articles provide that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.

Business Combinations with Interested Stockholders

Provisions in both the NYBCL and the MGCL may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the MGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance. The two laws define these two terms differently.

Under the NYBCL, an interested stockholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested stockholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquires his or her shares. An “interested stockholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock. “Business combinations” under the NYBCL include mergers and consolidations between corporations or with an interested stockholder or its affiliate or associate; sales, leases, mortgages, pledges, transfers or other dispositions to or with an interested stockholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested stockholder of stock from the corporation or any of its subsidiaries with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder or any affiliate or associate of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, the NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested stockholder or by an affiliate or associate of the interested stockholder. Business combinations are also permitted when certain statutory fair price requirements are met and in certain other circumstances.

Under the MGCL, business combinations between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” are defined as a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An “interested stockholder” is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Maryland Corporation will adopt a resolution that any business combination between it and any other person is exempted from the provisions of the MGCL, provided that the business combination is first approved by its Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, the Board will adopt resolutions so as to make the Maryland Corporation subject to such provisions of the MGCL only if the Board determines that it would be in the Maryland Corporation’s best interests and if the SEC staff does not object to the Maryland Corporation’s determination that it being subject to such provisions of the MGCL does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of the Maryland Corporation and increase the difficulty of consummating any offer.

Regulation as a Business Development Company

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. See “—Operating as a BDC.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

As a BDC, we may make investments that are not considered qualifying assets under section 55(a) of the 1940 Act in an amount up to 30% of our total assets, but do not expect such investments will comprise a material portion of our portfolio. Such investments may include, but are not limited to, investments in the debt or equity of securitization vehicles, in each case that have more attractive risk-adjusted returns than qualifying assets at that time. We intend to invest primarily in qualifying assets once we elect to become a BDC, although we may invest from time to time in non-qualifying assets on an opportunistic basis to the extent we believe doing so would be accretive to our shareholders.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

We have historically provided significant operating and managerial assistance to our controlled portfolio companies. This assistance typically involves, among other things, monitoring the operations and financial performance of such companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. For some portfolio companies we may participate as officers of those companies, assist with legal, financial, risk management, information technology and accounting matters, assist with marketing and advertising programs and coordinate benefit and personnel matters. The extent of our assistance varies depending on the needs of the portfolio company. Most of our portfolio investments are loans made through our small business finance platform. Each investment is assigned a staff member who monitors the performance of the company and the credit relationship. If the need arises, we may provide counseling on such matters as debt restructure or refinance, internal cost control and reduction and other aspects of business operations. All of this is provided by our senior management staff or others within our company or NSBF.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments as a BDC may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes.

Code of Ethics

BDCs are required to adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by personnel. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us.

Compliance Policies and Procedures

We will adopt and implement written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and will be required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Equity Compensation Plans

BDCs are generally prohibited from issuing equity compensation to their officers and directors absent regulatory and/or stockholder approval. See “Proposal IV – Approval of a New Equity Compensation Plan” of this proxy statement for additional detail on the equity compensation plan that Newtek MD seeks to adopt.

In connection with the BDC Election, we may file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, although we cannot provide any assurance that we will receive any such exemptive relief, we intend to request that the SEC permit us to adopt a new equity compensation plan that provides for the issuance of (i) restricted stock awards to our officers, employees and directors pursuant to Section 23(a)(i) of the 1940 Act and (ii) stock options to our non-employee directors pursuant to Section 61(a)(3)(B)(i) of the 1940 Act.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

As a BDC, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, we will be prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Material U.S. Federal Income Tax Considerations of a BDC and RIC Election

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to BDCs and to an investment in BDC Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold Newtek MD’s common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this proxy statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding the BDC Election and subsequent offering of BDC Shares. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally will be a beneficial owner of BDC Shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally will be a beneficial owner of BDC Shares who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds BDC Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership that will hold BDC Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of BDC Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in BDC Shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Newtek NY has requested, and expects to receive prior to the Special Meeting, an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. This summary is not binding on the IRS and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. A successful IRS challenge to the reorganization status of the Reincorporation Transaction would result in a stockholder recognizing gain or loss with respect to each share exchanged in the Reincorporation Transaction equal to the difference between the stockholder’s basis in such shares and the fair market value, as of the time of the Reincorporation Transaction, of the BDC Shares received in exchange therefor. In such event, a stockholder’s aggregate basis in the BDC Shares received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held shares prior to the Reincorporation Transaction.

Taxation as a C Corporation

Prior to the effective date of our election to be taxed as a RIC, which we currently anticipate will be January 1, 2015, we will continue to be taxable as an ordinary corporation under subchapter C of the Code (a “C Corporation”). While we are a C Corporation, we will be subject to U.S. federal income tax on all of our income at regular corporate rates (currently up to 35%). In addition, we will not be required to make any distributions to shareholders. Following the Reincorporation Transaction and during such time as we are taxed as a C corporation, we expect to make distributions in an amount approximately equal to our pre-tax income. We believe this will allow us to maintain a consistent distribution rate before and after electing to be treated as a RIC.

Taxation of U.S. Holders

To the extent that we make distributions at a time when we do not qualify as a RIC, U.S. Holders would be required to include such distributions their taxable income as dividends to the extent of our current and accumulated earnings and profits. Provided that certain holding periods and other requirements were met, any such distributions would generally qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate applicable to non-corporate U.S. Holders. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the U.S. Holder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain.

If a U.S. Holder sells its shares, such U.S. Holder generally will recognize taxable gain or loss from such sale based on the amount realized on such sale and the U.S. Holder’s adjusted basis in the shares sold. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Holder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. In general, individual U.S. Holders are currently subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Holders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Holders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Holders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Taxation of Non-U.S. Holders

Whether an investment in our Shares is appropriate for a Non-U.S. Holder will depend upon that person’s particular circumstances. An investment in our Shares by a Non-U.S. Holder may have adverse tax consequences. Non-U.S. Holders should consult their tax advisors before investing in our Shares.

Non-U.S. Holders generally will not be subject to U.S. federal income tax on our distributions unless such income is effectively connected with a U.S. trade or business of such Non-U.S. Holder (and if a treaty applies, attributable to a permanent establishment in the U.S.), but such distributions will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If such a distribution is effectively connected to a U.S. trade or business conducted by the Non-U.S. Holder (and if a treaty applies, is attributable to a permanent establishment in the

U.S.), such Non-U.S. Holder will generally be subject to U.S. federal income tax on such distribution as if such holder were a U.S. Holder. In such case, we (or the applicable withholding agent) will not be required to withhold federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Any gains realized by a Non-U.S. Holder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States. Any gains realized by a Non-U.S. Holder upon the sale of our common stock will be subject to U.S. federal income tax to the extent such gains are effectively connected to a U.S. trade or business conducted by the Non-U.S. Holder (and if a treaty applies, are attributable to a permanent establishment in the U.S.).

For a corporate Non-U.S. Holder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Any capital gain realized by a nonresident alien who is physically present in the United States for 183 days or more in the taxable year may be subject to tax at a 30% rate.

A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Holder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or the Non-U.S. Holder otherwise establishes an exemption from backup withholding.

Legislation generally referred to as the “Foreign Account Tax Compliance Act” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their BDC Shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their BDC Shares and proceeds from the sale of their BDC Shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. Holders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our Shares.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”). Although it is currently our intention to do so, at the present time, we cannot assure you whether we will elect to be treated as a RIC for our 2015 taxable year. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2015 taxable year. See “– Material U.S. Federal Income Tax Considerations of the Special Dividend.”

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify as a BDC under the 1940 Act at all times during each taxable year;

•	distribute all of our earnings and profits accumulated for all years prior to the first taxable year that we qualify as a RIC no later than the last day of such taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount

(such as debt instruments with payment in kind (PIK) interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we will be authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we will not be permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Built-In Gains Tax. We anticipate that certain of our assets will have built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquire them) as of the beginning of 2015, which is the beginning of first year that we expect to qualify as a RIC. To the extent such gain is recognized by us upon a sale or other disposition of such assets during the ten-year period (or shorter applicable period) following the beginning of such taxable year, we will be required to pay a corporate-level tax on the net amount of any such built-in gains. Alternatively, we may make a special election to cause the gain to be recognized as of the beginning of such taxable year. In that event, we would be required to recognize such built-in gain as such assets were sold as of the beginning of such taxable year. We do not anticipate making this election at this time. Any corporate-level built-in gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the beginning of such taxable year and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all stockholders and will reduce the amount available for distribution to stockholders. In addition, we will be required to distribute such gain (net of any corporate-level tax) to our stockholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC.

Taxation of U.S. Holders

Distributions by us generally will be taxable to U.S. Holders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which will generally equal our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Holders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. Distributions of our net capital gains (which will generally equal our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. Holder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Holder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Holder’s adjusted tax basis in such U.S. Holder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Holder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Holder, and the U.S. Holder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Holder will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Holder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Other than in connection with the Special Dividend, we have no current intention of paying dividends in shares of our stock in connection with fulfilling RIC distribution requirements.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Holder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31st of the year in which the dividend was declared.

If an investor purchases BDC Shares shortly before the record date of a distribution, the price of the BDC Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. Holder generally will recognize taxable gain or loss if the U.S. Holder sells or otherwise disposes of his, her or its BDC Shares. The amount of gain or loss will be measured by the difference between such U.S. Holder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Holder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of BDC Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of BDC Shares may be disallowed if other BDC Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. Holders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in BDC Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Holders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Holders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Holders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. Holder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. Holders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. Holder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Holder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in Newtek MD’s stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. Holder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Holder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Holders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends after June 30, 2014, and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan. We intend to adopt a dividend reinvestment plan following the BDC Election through which all dividend distributions are paid to our stockholders in the form of additional BDC Shares, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional BDC Shares purchased through the plan equal to the amount of the reinvested distribution. The additional BDC Shares will have a new holding period commencing on the day following the day on which the BDC Shares are credited to the U.S. Holder’s account.

Taxation of Non-U.S. Holders

Whether an investment in BDC Shares is appropriate for a Non-U.S. Holder will depend upon that person’s particular circumstances. An investment in the BDC Shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. Holders should consult their tax advisers.

Distributions of our “investment company taxable income” to Non-U.S. Holders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Holders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder, we will not be required to withhold federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, for taxable years beginning before January 1, 2014, no withholding was required with respect to certain distributions if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. Holder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder.

The tax consequences to Non-U.S. Holders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Holders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Holder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in BDC Shares may not be appropriate for a Non-U.S. Holder.

A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Holder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or otherwise establishes an exemption from backup withholding.

Legislation generally referred to as the “Foreign Account Tax Compliance Act” imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their BDC Shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their BDC Shares and proceeds from the sale of their BDC Shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of the Special Dividend

Reasons for Special Dividend. As discussed above, if we undertake the Reincorporation Transaction and elect to qualify as a BDC, we also intend to elect to be treated as a RIC under subchapter M of the Code beginning with our 2015 taxable year. To qualify as a RIC, we must, among other things, distribute by the end of the first taxable year that we elect to be treated as a RIC all of our accumulated earnings and profits from all taxable years that we were taxed as a C corporation. We intend to satisfy this requirement through the payment of the Special Dividend. Although the Company cannot determine the amount of its accumulated C corporation earnings and profits until after the end of its 2014 taxable year, the aggregate amount of the Special Dividend will equal the amount of such accumulated C corporation earnings and profits as of such date. Following the Reincorporation Transaction, the Company expects to make distributions in an amount approximately equal to its pre-tax income. The portions of any such distributions that exceed the Company’s current earnings will have the effect of reducing the amount of the Special Dividend. The timing of the payment of the Special Dividend will be determined at the discretion of the Board, but in all events, the Special Dividend will be paid no later than December 31, 2015, which is our first taxable year that we anticipate that we will qualify as RIC. At the discretion of the Board, the Special Dividend may be paid in more than one installment.

At the discretion of the Board, the Special Dividend may be payable in cash or BDC Shares at the election of stockholders. In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the entire amount of the distribution, including the portion amount of the Special Dividend paid in stock, will be treated as a taxable distribution that will satisfy the requirement to distribute all of our earnings and profits accumulated in all taxable years prior to our qualification as a RIC.

Special Dividend: Taxation of U.S. Holders. Each U.S. Holder must include the sum of the value of the our stock and the amount of cash, if any, received pursuant to the Special Dividend in his, her, or its gross income as dividend income. The Treasury regulations and IRS private letter rulings noted above confirm that, for this purpose, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of the stock. A stockholder that receives our stock pursuant to the Special Dividend would have a tax basis in such stock equal to the amount of cash that could have been received instead of such stock as described above, and the holding period in such stock would begin on the day following the payment date for the dividend.

Subject to certain holding period and other requirements, the Special Dividend will be eligible for the reduced maximum tax rates applicable to qualified dividends for non-corporate stockholders. If the Special Dividend is paid prior to effective date of our election to be taxable as a RIC, which is expected to be January 1, 2015, such dividend generally will be eligible for the dividends received deduction available to U.S. stockholders that are domestic corporations but not S corporations. However, if the Special Dividend is paid after the effective date of our election to become a RIC, it is uncertain whether such distribution will be eligible for the dividends received deduction.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Holders are urged to consult their own tax advisors to determine the federal, state, and local income tax consequences of the Special Dividend in light of their unique circumstances.

Special Dividend: Taxation of Non-U.S. Holders. For non-U.S. Holders, the dividend will be subject to withholding of U.S. Federal withholding tax on a gross basis at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), unless it is treated as effectively connected with the conduct by the non-U.S. Holder of a United States trade or business. Certain certification and disclosure requirements must be satisfied for the stockholder to be exempt from withholding under the effectively connected income exemption or to qualify for a reduced rate of withholding under an applicable treaty. If the dividend is effectively connected with a non-U.S. Holder’s U.S. trade or business, such non-U.S. Holder will be subject to tax on the dividend on a net basis (that is, after allowance of deductions) at graduated rates and generally will not be subject to withholding. A non-U.S. Holder that is a corporation may also be subject to an additional branch profits tax on the dividend at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Generally, information reporting will apply to the payment of the dividend, and backup withholding may apply, unless the payee certifies that it is not a U.S. person or otherwise establishes an exemption.

Legislation referred to as the Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after June 30, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of the Special Dividend.

Required Vote

The approval of the Reincorporation Transaction will require the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL I TO APPROVE THE REINCORPORATION TRANSACTION AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL I.

SELECTED FINANCIAL AND OTHER DATA

The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2013 and the six-month unaudited period ended June 30, 2014. The Consolidated Financial Statements for the four years ended December 31, 2012 have been audited by CohnReznick LLP. The Consolidated Financial Statements for the year ended December 31, 2013 have been audited by McGladrey LLP. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the Notes thereto, available at www.sec.gov.

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Operating Revenues
Electronic payment processing	$69,654	$80,920	$82,473	$85,483	$89,651	$44,690
Web hosting and design	18,846	19,164	19,181	18,208	17,375	8,101
Premium income	1,652	2,428	12,468	12,367	19,456	10,129
Interest income	1,735	1,903	2,629	3,422	4,838	3,129
Servicing fee income	1,625	2,568	3,101	6,862	6,565	5,283
Income from tax credits	7,837	2,380	1,390	522	113	28
Insurance commissions	811	886	1,071	1,205	1,737	801
Other income	3,551	2,470	3,026	3,061	3,858	2,054

Total operating revenues	105,711	112,719	125,339	131,130	143,593	74,215

Net change in fair value of:
SBA loans	—	3,494	(5,493)	(1,013)	(1,226)	(1,147)
Warrants	—	—	—	(111)		—
Credits in lieu of cash and notes payable in credits in lieu of cash	900	38	(131)	3	21	—

Total net change in fair value	900	3,532	(5,624)	(1,121)	(1,205)	(1,147)

Operating expenses:
Electronic payment processing costs	58,312	68,187	69,389	72,183	75,761	37,937
Salaries and benefits	18,375	19,391	21,042	22,314	24,360	13,301
Interest	10,350	4,479	3,416	4,495	5,863	5,225
Depreciation and amortization	5,847	4,709	3,955	3,036	3,284	1,751
Provision for loan losses	1,833	1,909	763	810	1,322	(66)
Other general and administrative costs	15,896	16,699	19,122	17,732	20,729	10,415

Total operating expenses	110,613	115,374	117,687	120,570	131,319	68,563

Income (loss) before income taxes	(4,002)	877	2,028	9,439	11,069	4,505
Provision (benefit) for income taxes	(2,593)	(418)	(1,195)	3,882	3,918	1,760

Net income (loss)	(1,409)	1,295	3,223	5,557	7,151	2,745
Net loss attributable to non-controlling interests	980	144	112	86	377	40

Net income (loss) attributable to Newtek Business Services, Inc.	$(429)	$1,439	$3,335	$5,643	$7,528	$2,785

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Weighted average common shares outstanding
Basic	35,644	35,655	35,706	35,523	35,295	35,482
Diluted	35,644	35,801	36,073	36,747	37,905	38,462
Basic income (loss) per share	$(0.01)	$0.04	$0.09	$0.16	$0.21	$0.08

Diluted income (loss) per share	$(0.01)	$0.04	$0.09	$0.15	$0.20	$0.07

Balance Sheet Data (at end of period):
Investments, at fair value	—	3,324	24,055	43,951	83,685	98,033
Total assets	$136,082	$165,015	$129,795	$152,742	$198,612	$200,896
Notes payable	$16,298	$28,053	$13,565	$39,823	$41,218	$43,613
Securitization notes payable	$—	$15,104	$26,368	$22,039	$60,140	$54,959
Notes payable in credits in lieu of cash	$51,947	$35,494	$16,948	$8,703	$3,641	$2,898
Deferred tax asset (liability)	$(3,634)	$(3,002)	$170	$2,318	$3,606	$4,171
Non-controlling interests	$1,615	$1,309	$1,180	$2,055	$1,665	$1,592
Stockholders’ equity	$54,027	$55,594	$59,153	$68,902	$77,009	$80,564
Common shares outstanding at year end	35,648	35,666	35,702	35,178	35,385	35,619
Newtek Business Services, Inc. stockholders’ equity per share	$1.52	$1.56	$1.66	$1.96	$2.18	$2.26

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended December 31, 2013, 2012 and 2011 and the six months ended June 30, 2014. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Three Months Ended (In Thousands, except Per Share Data)
2014	March 31	June 30
Total Revenue	$36,087	$38,128
Income before income taxes	$2,216	$2,289
Net income available to common stockholders	$1,391	$1,394
Income per share—Basic	$0.04	$0.04
Income per share—Diluted	$0.04	$0.04

	Three Months Ended (In Thousands, except Per Share Data)
2013	March 31	June 30	September 30	December 31
Total Revenue	$34,144	$37,011	$34,774	$37,664
Income before income taxes	$2,202	$2,881	$1,953	$4,033
Net income available to common stockholders	$1,452	$1,842	$1,820	$2,414
Income per share—Basic	$0.04	$0.05	$0.05	$0.07
Income per share—Diluted	$0.04	$0.05	$0.05	$0.06

	Three Months Ended (In Thousands, except Per Share Data)
2012	March 31	June 30	September 30	December 31
Total Revenue	$30,729	$32,338	$33,458	$34,605
Income before income taxes	$1,633	$1,946	$2,659	$3,201
Net income available to common stockholders	$1,019	$1,243	$1,307	$2,074
Income per share—Basic	$0.03	$0.03	$0.04	$0.06
Income per share—Diluted	$0.03	$0.03	$0.03	$0.06

	Three Months Ended (In Thousands, except Per Share Data)
2011	March 31	June 30	September 30	December 31
Total Revenue	$30,523	$32,322	$30,657	$31,837
Income before income taxes	$834	$136	$335	$723
Net income (loss) available to common stockholders	$509	$(287)	$880	$2,233
Income (loss) per share—Basic and diluted	$0.01	$(0.01)	$0.02	$0.07

INVESTMENT OBJECTIVES AND POLICIES

Debt Investments

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market producing gains and with a yield on investment in excess of 25%. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of June 30, 2014, 100% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

•	First Lien Loans. Our first lien loans generally have terms of one to twenty five years, provide for a variable interest rate, contain no prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•	Second Lien Loans. Our second lien loans generally have terms of five to twenty five years, also primarily provide for a variable interest rate, contain no prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.

•	Unsecured Loans. We only make unsecured investments to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short term funding needs and are repaid within 6 to 12 months.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise in excess of 95% of our overall investments in number and dollar volume.

Equity Investments

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating businesses or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational business of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Investment Process

The members of our senior lending team and our executive committee are responsible for all aspects of our investment selection process. The discussion below describes our historic investment procedures as well as the investment procedures we will use as a BDC. The stages of our investment selection process are as follows:

Loan and Deal Generation/Origination

The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority have created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement this by the selective use of radio and television advertising aimed primarily at lending to the SMB market. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.

We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as AAIG, Credit Union National Association, EInsure, ENT Federal Credit Union, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Randolph Brooks Federal Credit Union, Members First Federal Credit Union, Sterling National Bank and UBS Bank using our patented NewTracker® referral system as well as direct referrals from our new web presence, www.thesba.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which creates confidence between the referred business client, the referring alliance partner and us.

Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure.

Screening

All potential debt or equity investment proposals that are received are screened for suitability and consistency with our investment criteria (see the description of portfolio companies above). In screening potential investments, our senior lending team and our executive committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.

SBA Lending Procedures

We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including The United States Small Business Administration Standard Operating Procedures, Policies and Procedures for Financing (“SOP 50 10”).

During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.

Required Information

For a loan originated under the SBA 7(a) Program, the primary application document is SBA Application Form 4 (“Form 4”) and the required attachments. Among other things, Form 4 requires the following information:

•	amount of loan requested;

•	purpose of loan requested;

•	requested maturity date of the loan;

•	the number of employees at the applicant and its affiliates and subsidiaries at the time the loan application is made and if the loan is approved, at the time the loan is approved;

•	information regarding current, pending and previous indebtedness of the applicant to the SBA or other U.S. government agencies, including the amount of loss to the U.S. government;

•	information regarding current business indebtedness; and

•	information regarding management of the applicant.

In addition to Form 4, the following additional information is required:

•	an SBA Form 912 (Statement of Personal History) for each proprietor or partner, and each officer, director or owner of 20% or more of the applicant;

•	if collateral consists of (a) land and buildings, (b) machinery and equipment, (c) furniture and fixtures, (d) accounts receivable, (e) inventory or (f) other, an itemized list containing serial and identification numbers for all articles having an original value of $5,000 or more;

•	a current personal balance sheet for each proprietor, each limited partner owning 20% or more in interest and each general partner, or each stockholder owning 20% or more voting stock;

•	a brief history of the applicant and the expected benefits of the loan;

•	a resume or curriculum vitae for each member of management;

•	balance sheets, profit and loss statements (or federal income tax returns) and reconciliations of net worth of the applicant or any other business for which the applicant, its owners or majority stockholders has a controlling interest for the previous three years and the most recent interim period, or a projection of earnings for at least one year where financial statements for the prior three years are unavailable;

•	for each loan guarantor or unaffiliated co-signer on any loan, personal tax returns for the previous three years and the most recent interim period;

•	a summary of agings of accounts receivable and payable;

•	a list of machinery or equipment or other non-real estate assets, if any, to be purchased with the loan proceeds and the cost of each item;

•	information regarding prior bankruptcy or insolvency proceedings or pending lawsuits involving the applicant or any of its officers;

•	if the applicant is a franchise, a copy of the franchise agreement and the related FTC disclosure statement;

•	if the applicant buys from, sells to or uses the services of any concern in which any employee of the applicant has a financial interest, information regarding such business concern;

•	information regarding any persons affiliated with the applicant who are employed by the SBA, any other federal agency, the Small Business Advisory Council, ACE, SCORE or the related lender; and

•	for construction loans only, a statement of estimated cost of the project and other sources of funding and copies of preliminary construction plans.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than ninety days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than sixty days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within ninety days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.

Stress Test

The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our Underwriting Guidelines and would require the approval of our credit committee.

Required Site Visit

No loan will be funded without an authorized representative of Newtek first making a site visit to the business premises. We generally uses a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.

Credit Assessment of Applicant

Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.

Character. We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.

Cash Flow. We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.

Capital. Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.

For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.

As a general rule, stockholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.

Liquidity. Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.

Collateral. We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SOP 50 10, a loan is considered to be fully secured if the SBA has a security interest in assets with a combined “collateral” value that equals or exceeds the loan balance. The “collateral” value of an asset means the amount expected to be realized if the lender took possession after a loan default and sold the asset after conducting a reasonable search for a buyer and after deducting the costs of taking possession, preserving and marketing the asset, less the value of any existing liens (“Net Liquidation Value”). Collateral coverage will be based on “collateral” value and not market value. While the mortgage industry has historically used a “loan to value” ratio to help assume an acceptable level of collateral protection, the use of SBA’s “collateral” value on a case by case basis will provide room for considering experiences of individual lenders and local market conditions, resulting in a tailored collateral valuation for each transaction. “Collateral” value must be established and fully justified in each transaction. If coverage is not full and worthwhile assets are available to be pledged, they must be pledged or the loan application must be declined. However, if coverage is not full and worthwhile assets are not available to be pledged, the loan application may not be declined solely for lack of collateral, provided that all available assets have been offered.

We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all collateral assets must be evaluated. Collateral is evaluated on the basis of the Net Liquidation Value to determine the realizable value among collateral types. Valuation factors are applied as follows:

•	Commercial real estate — 75%

•	Residential real estate — 80%

•	Vacant land — 50%

•	Machinery & Equipment — 50%

•	Furniture & Fixtures — 10%

•	Accounts receivable & inventory — 20%

•	Leasehold improvements — 5%

•	Certificate of Deposit — 100%

•	Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.

Change of Ownership. The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.

In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for the life of the SBA loan. Exceptions to the equity requirement are reviewed on a case-by-case basis.

For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.

Management must have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.

We give careful scrutiny to change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.

Also in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.

Real Estate Transactions. Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and

•	loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and

•	if building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:

•	for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;

•	for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;

•	for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and

•	for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.

In general, environmental reports are required as follows:

•	for real estate valued up to $500,000 — a transaction screen including a records review;

•	for real estate valued in excess of $500,000 — a Phase I Environmental Report; and

•	for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:

•	if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and

•	if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals. In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application. In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.

Franchise Lending. All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package

For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.

The SBA, through SOP 50 10, has provided certain reasons for declining a loan application. Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, Newtek may decline a loan application for the following reasons:

•	collateral, considered along with other factors, is not deemed sufficient to protect the interest of the U.S. government;

•	lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;

•	lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;

•	disproportion of loan requested and of debts to tangible net worth before and after the loan;

•	inadequate working capital after the disbursement of the loan;

•	the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or shareholders;

•	lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or shareholders;

•	the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;

•	credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;

•	gross disproportion between owner’s actual investment and the loan requested;

•	lack of reasonable assurance that applicant will comply with the terms of the loan agreement;

•	unsatisfactory experience on an existing loan;

•	economic or physical injury not substantiated; or

•	for loan purposes, after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interests of the U.S. government.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and Newtek enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an outside attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files

A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited. Credit files will not be removed from office premises.

Other, Primarily Equity Investments

Due Diligence and Underwriting

In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our executive committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the executive committee complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence addresses some or all of the following depending on the size and nature of the proposed investment:

•	On-site visits with management and relevant key employees;

•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;

•	Interviews with customers and suppliers;

•	Management background checks;

•	Review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and

•	Review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

Approval, Documentation and Closing

Upon the completion of the due diligence process, the executive committee will review the results and determine if the transaction should proceed to approval. Prior to the commencement of documentation, approval from our senior lending team and executive committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.

As and to the extent necessary, key documentation challenges are brought before our senior lending team and executive committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our executive committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring, Managerial Assistance

We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line our wholly-owned subsidiaries and controlled portfolio companies to our portfolio companies (including electronic payment processing services through NMS, managed technology solutions through NMS, and payroll services through NPS), we have in place extensive and robust monitoring capabilities.

We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	comparisons to our other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:

Rating	Summary Description

1	Acceptable – Highest Quality – Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.

2	Acceptable – Average Quality – These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.

3	Acceptable – Below Average – These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.

Rating	Summary Description

4	Other Assets Especially Mentioned (OAEM or Special Mention) – Strong – These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.

5	Substandard – Workout – These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

6	Substandard – Liquidation – These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.

7	Doubtful – This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a nonviable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.

8	Loss – Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the quarter in which they are identified.

We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

We have historically provided significant operating and managerial assistance to our portfolio companies and our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.

Valuation Procedures

Historically the investment committee of each of Newtek NY’s Capcos meets to evaluate each of its investments, taking into account several factors such as the companies’ net book value, cash flow and net income, among other things. Newtek NY also used an independent valuation expert to estimate the fair value of NSBF’s servicing assets, using assumption of prepayments, defaults, and servicing costs among other things. Upon effectuating the Reincorporation Transaction, we will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. Generally Accepted Accounting Principles (“GAAP”) and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that our investment professional believe were priced incorrectly.

Competition

We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations (“CLOs”), some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities do have greater financial and managerial resources than we do but invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.

Our electronic payment processing segment competes with entities including Heartland Payment Systems, First National Bank of Omaha and Paymentech, L.P. Our Web hosting segment competes with 1&1, Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft Live among others. Our small business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same small- to midsize-business market.

In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators seem to want.

While we compete with many different providers in our various business segments, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. Some of our competitive advantages include:

•	our compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;

•	our patented NewTracker® referral system, which allows us to process new business utilizing a web-based, centralized processing point and provides back end scalability;

•	our focus on developing and marketing business services and financial products and services aimed at the SMB market;

•	our scalability, which allows us to size our business services capabilities very quickly to meet customer and market needs;

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years. The information as of December 31, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek NY’s consolidated financial statements that have been audited by an independent registered public accounting firm. McGladrey LLP’s report on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. CohnReznick LLP’s report on the senior securities table as of December 31, 2012, 2011, 2010 and 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Ratio Per Unit (2)	Involuntary Liquidation Preference Per Unit (3)	Average Market Value Per Unit (4)
Securitization Trust
2013	60,140	$2,966	—	N/A
2012	22,039	$5,933	—	N/A
2011	26,368	$3,758	—	N/A
2010	15,104	$5,538	—	N/A
2009
2008
2007
2006
2005
2004

Bank Notes Payable
2013	41,218	$4,327	—	N/A
2012	39,823	$3,284	—	N/A
2011	13,565	$7,305	—	N/A
2010	12,949	$6,460	—	N/A
2009	16,298	$4,315	—	N/A
2008	25,998	$3,157	—	N/A
2007	22,065	$4,920	—	N/A
2006	16,391	$7,229	—	N/A
2005	21,287	$6,344	—	N/A
2004	27,988	$4,381	—	N/A

Notes Payable Other
2013
2012
2011
2010
2009
2008
2007
2006	1,000	$118,498	—	N/A
2005	8,000	$16,880	—	N/A
2004	—

Notes Payable Insurance
2013
2012
2011
2010
2009
2008

Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Ratio Per Unit (2)	Involuntary Liquidation Preference Per Unit (3)	Average Market Value Per Unit (4)
2007	732	$148,306	—	N/A
2006	5,519	$21,471	—	N/A
2005	9,250	$14,599	—	N/A
2004	7,877	$15,565	—	N/A

Notes Payable Certified Investors
2013
2012
2011
2010
2009
2008
2007	3,968	$27,359	—	N/A
2006	3,923	$30,206	—	N/A
2005	3,947	$34,214	—	N/A
2004	3,926	$31,229	—	N/A

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board elects our officers who serve at its discretion. Our Board has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board has also established an Audit Committee and a Compensation, Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Directors and Executive Officers

As of December 31, 2013, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services, Inc., 212 W. 35th Street, 2nd floor, New York, New York 10001.

Name	Age	Position with Us	Director Since	Expiration of Term (5)
Non-Independent Directors:

Barry Sloane (1)	54	Chairman, Chief Executive Officer and President	1999	2014

Peter Downs (4)	48	Director, Chief Lending Officer	—	—

Independent Directors

David C. Beck (2)(3)	71	Director	2002	2014

Salvatore F. Mulia (2)(3)	66	Director	2005	2014

Sam Kirschner (2)(3)	65	Director	2010	2014

(1)	Mr. Sloane is not an Independent Director because he is our President and Chief Executive Officer.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation, Corporate Governance and Nominating Committee.
(4)	Mr. Downs will be appointed to the Board in conjunction with the completion of the BDC Election.
(5)	Following the BDC Election, Board members will serve staggered 3 year terms to expire in 2015, 2016 and 2017.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Craig J. Brunet	65	Executive Vice President and Chief Information Officer
Jennifer Eddelson	41	Executive Vice President, Chief Accounting Officer and Acting Treasurer
Matthew G. Ash, Esq.	70	Secretary, Executive Vice President, Chief Legal Officer and Chief Compliance Officer
Susan Streich	59	Chief Risk Officer

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Barry Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane has been an executive officer of each of the Company-sponsored certified capital companies for more than five years. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber. Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses has been of great value to the other members of the Board.

Peter Downs is our Chief Lending Officer and will be appointed as director in connection with the BDC Election. He joined Newtek in 2003 and has been the President of NSB and a member of both Credit and Risk committees for the company. He has had primary responsibility for the development of the company’s lending policies and procedures, portfolio and marketing, from its inception. In 2008, Mr. Downs took on the additional responsibility as the Chief Credit Officer of NBC, with the primary responsibility to grow and manage the company’s accounts receivable finance and management business. In addition he has been a member of the credit committee for each of Company’s Capcos. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, eventually named the National Director of SBA lending, coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Independent Directors

David C. Beck has served on Newtek’s Board since 2002, serves as the Chair of the Audit Committee and serves on the Compensation, Corporate Governance and Nominating Committee. Mr. Beck has been Managing Director of Copia Capital, LLC (“Copia”), a private equity investment firm, since September 1998. Prior to founding Copia, Mr. Beck was CEO of Universal Savings Bank, Milwaukee, WI and First Interstate Corporation of Wisconsin, a publicly traded company. Mr. Beck also served as Chairman of Universal Savings Bank’s holding company, Universal Saving Banc Holdings, Inc., from November 2002 until September 2009. He is a certified public accountant. Mr. Beck’s more than 30 years’ experience in the financial services industry qualifies him to serve on our Board. His experience and insight gained as a managing director of a private equity firm also provide a significant addition to the board of directors.

Sam Kirschner has served on Newtek’s Board since 2010 and serves on the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC manages investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC places particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania. Mr. Kirschner has many years of experience in working with small to medium sized firms and addressing the many issues which they face in growing their businesses. He is also very well versed in the latest developments in the social media area and has been very helpful in advising the Company on its product development and social media initiatives and this experience provides a significant addition to the Board.

Salvatore F. Mulia has served on Newtek’s Board since 2005, serves on the Audit Committee and serves as Chair of the Compensation, Corporate Governance and Nominating Committee. Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica. Mr. Mulia has many years of experience with major financial companies working with smaller to mid-sized companies needing capital and debt. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the Board.

Executive Officers Who Are Not Directors

Craig J. Brunet has served as Executive Vice President and Chief Information Officer since January 1, 2012. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July, 2006 and as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary since June, 2001. From 1984 – 1989, Mr. Brunet served as Director of Strategic Planning for AT&T, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President responsible for managing and directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy, he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the board of directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993 – 1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period, he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the audit committee and compensation committee.

Jennifer C. Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of Newtek NY since July 2011. Previously Ms. Eddelson was employed by the Company as Corporate Controller since 2004, and Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA. She has also served as Acting Treasurer since January 2014.

Matthew G. Ash has been Chief Legal Officer of the Company since 2007 and previously served as outside general counsel for the Company since its formation in 1998. In these capacities he has played a major role in the structuring of all business and financial transactions of the Company, acquisitions, stock offerings, internal procedures and all aspects of corporate governance. Mr. Ash has also been responsible for the day-to-day management of the 12 current Capcos and serves as Director of Capco Investment and Compliance. Mr. Ash is the corporate Secretary since 2010 and has been appointed Chief Compliance Officer in 2013.

Susan Streich joined Newtek Business Services, Inc. and Newtek Small Business Finance, Inc., our nationally licensed SBA 7(a) lender, as Chief Risk Officer and Chief Compliance Officer in May 2014.

Ms. Streich has over 30 years of experience as an executive-level finance professional with extensive experience initiating and leading national small business lending departments and ensuring their compliance with federal and corporate requirements. Ms. Streich comes to Newtek from the U.S. Treasury’s Community Development Financial Institutions Fund, where she served as Compliance Manager for the Bond Guarantee Program. Previously, she worked as a Senior Associate for Booz Allen Hamilton where she served as a Senior Advisor, Project Lead and Subject Matter Expert for multiple government clients, including the U.S. Department of Treasury’s Community Development Financial Institutions Fund and the State Small Business Credit Initiative. Ms. Streich previously worked as a Director at Capital One Services, achieving overall loan production exceeding $1.5 billion, and as President of Transamerica Small Business Capital.

Board of Directors

The Company’s Board and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of SOX and the rules and listing standards issued by the SEC and the NASDAQ Stock Market, Inc. (“NASDAQ”) where the Company’s Shares are listed and traded.

During the fiscal year ended December 31, 2013, the Board held a total of seven meetings. Each director attended at least 75% of the total number of meetings of the Board and at least 75% of all committee meetings on which he served.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Governance Guidelines” which are available at the Investor Relations page of www.thesba.com. The Governance Guidelines are also available in print to any shareholder who requests them. These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the board of directors and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Board of Directors Leadership Structure

Presently, Mr. Sloane serves as the chairman of our Board. Mr. Sloane is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is our Chief Executive Officer and President. We believe that Mr. Sloane’s familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our senior lending team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Matthew Ash currently serves as our Chief Compliance Officer.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our Board is responsible for risk oversight with a focus on the most significant risks facing the company. The Board’s risk oversight includes, but is not limited to, the following risks:

•	strategic;

•	operational;

•	compliance; and

•	reputational.

At the end of each year, management and the board of directors jointly develop a list of major risks that the company prioritizes in the following year. In 2013, the Board focused on the following areas of risk:

•	management compensation;

•	determining the Company’s long-term growth;

•	strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing; and

•	legal and regulatory compliance.

The Board also has delegated responsibility for the oversight of specific risks to Board committees. The Audit Committee oversees risks associated with:

•	the Company’s financial statements and financial reporting;

•	mergers and acquisitions;

•	internal controls over financial reporting;

•	credit and liquidity;

•	information technology; and

•	security and litigation issues.

The Compensation, Governance and Nominating Committee considers the risks associated with:

•	compensation policies and practices;

•	management resources, structure, succession planning and management development;

•	overall governance practices and the structure and leadership of the Board; and

•	related person transactions and the code of conduct for all employees, officers and directors.

The Board is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board recognizes the importance of risk oversight, and its role is consistent with the Board’s leadership structure, the Chief Executive Officer and the senior management of the Company. Our senior management, including our Chief Compliance Officer, is responsible for assessing and managing risk exposure and the Board and committees of the Board provide the oversight consistent with those efforts.

We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally will have to invest at least 70% of our gross assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different Board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable NASDAQ and SEC rules. Each of the committees has a written charter approved by the Board, which is available on the Investor Relations page of on our website at www.thesba.com.

Audit Committee

The Board’s Audit Committee consists of Messrs. Beck (Chair), Mulia and Kirschner and operates pursuant to its written charter. The Audit Committee held 10 meetings during the year ended December 31, 2013. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. Upon our election to be regulated as a BDC under the 1940 Act, our Audit Committee will also be responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our loans and investments.

Director Beck, Chair of the Audit Committee, has been determined by the Board to be a “financial expert.” In addition, the board of directors has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable NASDAQ and SEC rules.

Compensation, Corporate Governance and Nominating Committee

The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia (Chair), Beck and Kirschner, all of whom are considered independent under the 1940 Act and NASDAQ rules. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee did not meet during the year ended December 31, 2013. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board and reviewing executive and director compensation and performance.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board of directors to fulfill its responsibilities.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a Board that best serves our needs and the interests of our shareholders.

Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Matthew G. Ash, Secretary, Newtek Business Services, Inc., 212 West 35th Street, 2nd floor, New York, New York 10001. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board of directors or others. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the board of directors, by following the procedures set forth under “Shareholder Proposals” in our proxy statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers has served on our Board or Compensation, Corporate Governance and Nominating Committee.

Code of Conduct

We have adopted a code of ethics, referred to as our Code of Conduct, which applies to all directors and employees, including the principal executive, financial and accounting officers. A copy of the Code of Conduct will be made available upon request directed to the executive offices of the Company and may be viewed on the Investor Relations page of our web site www.thesba.com. In addition, we post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code. We also post on our website any amendments to, or waivers from, our Code of Conduct that apply to our principal executive officer and principal financial and accounting officer.

In connection with the BDC Election, we will also adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our Code of Conduct generally will not permit investments by our employees in securities that may be purchased or held by us.

The Audit Committee or the Board reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the Board. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the Board intends to review such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board reviews and approves all compensation-related policies involving our directors and executive officers. See “Certain Relationships and Transactions.”

Director Compensation

The Board has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. Since November 10, 2010, directors are paid the following annual fees:

•	for participation on the Board: $50,000;

•	as chair of a committee: $20,000; and

•	as committee member: $5,000.

For information setting forth the aggregate compensation earned by the Company’s CEO, Chief Investment Officer and Chief Accounting Officer, and next most highly compensated executive officers during 2013 and the two previous years which we refer to as named executive officers—See “2013 Compensation Committee Report”

DESCRIPTION OF OUR CAPITAL STOCK

Upon the Reincorporation Transaction, Newtek NY will have merged with and into Newtek MD and stockholders will hold stock in Newtek MD. The following description is based in part on relevant portions of the Maryland Law and on the Maryland Charter Documents. This summary is not necessarily complete, and we refer you to Maryland Law and the Maryland Charter Documents for a more detailed description of the provisions summarized below. Newtek MD does not have any outstanding debt.

Stock

Newtek MD’s authorized stock consists of 200,000,000 shares of common stock, par value $0.02 per share. Upon the Reincorporation Transaction, Newtek NY will transfer the ticker symbol “NEWT” to Newtek MD and Newtek MD will be traded on the NASDAQ Capital Market. Under the MGCL, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 30, 2014:

(1) Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under
Common stock, par value $0.02 per share	200,000,000	—	100	(1)

(1)	An equity compensation plan is proposed for adoption to cover 3,000,000 shares but no options have as yet been awarded.

Under the Maryland Articles, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. The Maryland Articles also provide that the Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All Shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Shares of common stock can elect all of our directors, and holders of less than a majority of such Shares will be unable to elect any director.

Preferred Stock

The Maryland Articles authorize our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by the MGCL and by the Maryland Articles to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Restricted Stock

From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options currently may be granted pursuant to the 2010 Plan. See “Executive Compensation — Equity-Based Compensation” for a description of equity-based compensation granted under plans that were active prior to the BDC Election, and Proposal IV for a description of the proposed new equity incentive plan, which, if approved by the shareholders, will become effective subsequent to the BDC Election.

In connection with the Proposed Offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, we expect to request that the SEC permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We may also request exemptive relief to permit us to grant dividend equivalent right to our optionholders. However, there is no assurance that we will receive any such exemptive relief.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Maryland Articles contain such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the 1940 Act.

The Maryland Articles authorize us, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Maryland Bylaws obligate us, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Maryland Charter Documents also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

CAPITALIZATION

The following table sets forth our cash and capitalization as of June 30, 2014:

•	on an actual basis;

•	on a pro forma basis to reflect the Reincorporation Transaction and the BDC Election

	Actual	Pro Forma(1)
	(in thousands)
Assets
Cash	$9,001	$4,020
Investments, at fair value	98,033	186,609
Other assets	93,862	64,268

Total assets	$200,896	$254,897
Liabilities
Credit Facilities payable	$43,613	$38,160
Securitization notes payable	54,959	54,959
Other liabilities	21,760	26,955

Total liabilities	$120,332	$120,074
Stockholders’ equity
Common stock, par value $0.02 per share; 54,000 shares authorized; 35,619 shares outstanding, actual; 38,994 shares outstanding, pro forma	740	807
Capital in excess of par value	79,824	134,016

Total stockholders’ equity	$80,564	$134,823

(1)	Pro Forma adjustments include the deconsolidation of Newtek Subsidiaries (except NSBF), reversal of deferred taxes, and the adjustment to record the estimated fair value of portfolio companies as of June 30, 2014.
(2)	On a proforma basis, common shares outstanding assumes all restricted shares and outstanding options are fully vested/exercised.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE MARYLAND CHARTER DOCUMENTS

The MGCL and the Maryland Charter Documents contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

The Maryland Charter Documents provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to the Maryland Articles our Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The Maryland Articles provide that the number of directors will be set only by the Board in accordance with the Maryland Bylaws. The Maryland Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless the Maryland Bylaws are amended, the number of directors may never be less than one nor more than nine. The Maryland Articles provide that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Maryland Articles provide that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Maryland Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors, or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Maryland Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

The Maryland Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, the Maryland Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Maryland Articles generally provide for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Maryland Articles also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

The Maryland Charter Documents provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of the Maryland Bylaws.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

The Maryland Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

LEGAL PROCEEDINGS

Other than the matters discussed below, neither the Company, nor any of its subsidiaries, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, the Company may be a party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Federal Trade Commission Complaint

On June 17, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include Universal Processing Services of Wisconsin, LLC (“UPS” referred to herein as “NMS”), our merchant processing subsidiary, as an additional defendant on one count. The complaint alleges that two related merchants, who were accounts of UPS, and the principals of the merchants, and the independent sales agent who brought the merchants to UPS (collectively, not including UPS, the “Merchant Defendants”), engaged in various deceptive acts and/or practices in violation of the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act (collectively, the “Acts”) in connection with the merchants’ telemarketing of its debt relief and credit card interest rate reduction services. More specifically, among other charges, the complaint alleges that the Merchant Defendants improperly charged consumers for their services, misrepresented material aspects of their debt relief services to consumers and made outbound calls to persons in violation of one or more of the Acts, including to persons on the Do Not Call Registry.

In the amended complaint, the FTC added one additional count to the complaint alleging that UPS (and its former President) assisted and facilitated the Merchant Defendants’ purported violations of the Acts by providing the credit card processing services to the merchants used to collect payments from their clients for improper charges. The FTC is asserting that UPS knew or consciously avoided knowing that the Merchant Defendants were involved in deceptive telemarketing schemes.

The original complaint was filed on October 29, 2012 in the United States District Court for the Middle District of Florida, Orlando Division, and the amended complaint was filed on June 17, 2013. The FTC is seeking various forms of injunctive and monetary relief, including an injunction to prevent future violations of the Acts by each of the defendants and the refund of monies paid and disgorgement of purportedly ill-gotten monies.

As of September 2014, all of the Merchant Defendants have settled the claims against them in exchange for what we believe to be nominal amounts. UPS has participated in two court-supervised meditation sessions, however, at present there does not appear to be a basis for a settlement by UPS which the company believes is consistent with its view of the facts and the law. As we do not believe that the facts of the FTC’s legal theory support the FTC’s allegations against UPS as set forth in the complaint, and we intend to vigorously challenge the FTC’s claims.

PROPOSAL II – APPROVAL OF REVERSE STOCK SPLIT

Newtek NY intends to effectuate the Reverse Stock Split of our Shares as described below.

Our Board has approved the Reverse Stock Split and a related amendment to our Restated Certificate of Incorporation, as discussed below, and believes that it is in our best interests to undertake the Reverse Stock Split in order to increase the trading price of our Shares on the NASDAQ Capital Market. Our Board believes that such an increased trading price will make our Shares more attractive to a wider array of investors, which will improve our ability to raise additional capital in connection with and subsequent to effectuating the BDC Election discussed in Proposal I. In addition, we expect our stockholders will also benefit from relatively lower trading costs for higher priced Shares. We will not effectuate the Reverse Stock Split UNLESS stockholders approve this Proposal II and each of the other proposals set forth herein other than Proposal V.

Approval of this Proposal II would permit (but not require) our Board to effectuate the Reverse Stock Split by a ratio of not less than 1-for-5 and not more than 1-for-6, with the exact ratio to be set within this range as determined by our Board in its sole discretion. The exact ratio of the Reverse Stock Split will be determined by the Board and publicly announced by Newtek NY, prior to the effective time of the split. Any fractional shares resulting from the Reverse Stock Split will be paid in cash in lieu of issuing a fractional share based on the closing price of a share of our Common Stock on the NASDAQ Capital Market immediately following the effective time of the Reverse Stock Split. We believe that enabling our Board to set the ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio of the Reverse Stock Split, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading prices and trading volume of our Shares;

•	the number of Shares outstanding;

•	the then-prevailing trading price and trading volume of our Shares and the anticipated or actual impact of the Reverse Stock Split on the trading price and trading volume for our Shares;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by our Board, no fewer than every five and no more than every six Shares, including Shares held in Newtek NY’s treasury, will be combined into one Share. The Reverse Stock Split will not change the authorized number of Shares or preferred stock of Newtek NY, or the par value of Newtek NY’s common stock or preferred stock.

The Reverse Stock Split does not require the approval of any federal or state regulatory agency and our stockholders are not entitled to dissenter’s rights in connection therewith. Your approval of the Reverse Stock Split will also constitute approval of the following amendment to our Restated Certificate of Incorporation, which we will file if required by law or otherwise deemed advisable by the our Board:

(c) On [                    ], 201     (the “Effective Time”), each [*] shares of common stock, par value $0.02 per share, issued and outstanding, or held as treasury shares, immediately prior to the Effective Time will automatically be combined into, and thereafter represent, one validly issued, fully paid and non-assessable share of common stock, par value $0.02 per share, of the Corporation without any further action by the Corporation or the holder thereof, subject to the treatment of fractional shares as described below (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any holder of issued and outstanding common stock who would otherwise be entitled to a fractional share as a result of the Reverse Stock Split shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the closing price of a share of the Corporation’s common stock on the NASDAQ Capital Market immediately following the Effective Time. The Reverse Stock Split will not change number of authorized shares, or the par value thereof, set forth in subparagraph (a) of this ARTICLE FOURTH, and will not effect any change with respect to the shares of common and preferred stock authorized but unissued at the Effective Time.

As a result of the Reverse Stock Split, based on a rate of every [*] shares of common stock being combined into one (1) share of common stock, the [**] shares of common stock, par value $0.02 per share, of the Corporation issued and outstanding immediately prior to the Effective Time shall, after giving effect to the cash out of fractional shares described above, be combined into, and thereafter represent, [**] shares of common stock, par value $0.02 per share. Immediately following the Effective Time of the Reverse Stock Split, the Corporation will have [**] shares of unissued common stock and 1,000,000 shares of unissued preferred stock. Each stock certificate that, immediately prior to the Effective Time, represented shares of common stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock into which such shares were combined as a result of the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above).

*This number will equal no fewer than five and no more than six, with the exact number to be determined by our Board.

**To be completed at time of filing.

If Proposal II is approved at the Special Meeting, we anticipate that the Reverse Stock Split will be effected approximately 30 days prior to the date we expect to complete the Reincorporation Transaction and make the BDC Election. However, the exact timing of the effective date of the Reverse Stock Split will be determined by our Board based upon our Board’s evaluation as to when such action will be most advantageous to us and our stockholders. Our Board reserves the right to delay the effectiveness of the Reverse Stock Split for up to 12 months following the date of approval of this Proposal II. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to determine not to proceed with the Reverse Stock Split if, at any time prior to the effectiveness of the Reverse Stock Split our Board, in its sole discretion, determines that it is no longer in the best interests of our company and our stockholders to do so.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The primary reason for proposing the Reverse Stock Split is to increase the per share market price of our Shares. Our common stock is currently listed on the NASDAQ Capital Market under the symbol “NEWT,” which we believe helps support and maintain stock liquidity and Newtek NY recognition for our stockholders. The Board believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to generate greater investor interest in Newtek NY and improve the marketability of the common stock to a broader range of investors. We expect this will better position us to undertake the Proposed Offering after effectuating the Reincorporation Transaction and BDC Election. This Proxy Statement/ Prospectus is not an offer to sell securities in the Proposed Offering. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

Although the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Shares, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Shares. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Shares will increase following the Reverse Stock Split or that the market price of our Shares will not decrease in the future. Additionally, we cannot assure you that the market price per Share after a Reverse Stock Split will increase in proportion to the reduction in the number of Shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

We will not effectuate the Reverse Stock Split if it would cause our Shares to be (i) held by less than 300 stockholders of record to the extent such Shares are held by greater than 300 stockholders of record prior to the Reverse Stock Split, or (ii) subject to delisting from the NASDAQ Capital Market.

How the Reverse Stock Split will be Effectuated

The Reverse Stock Split would become effective upon the date determined by our Board and, if required by law or otherwise deemed advisable by our Board, upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of New York, or, in the event that the Certificate of Amendment specifies a later time of effectiveness, such later time. The exact timing of the effectiveness of the Reverse Stock Split will be determined by our Board, in its sole discretion. In addition, our Board reserves the right, notwithstanding stockholder approval of this Proposal II and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to effectiveness of the Reverse Stock Split, our Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. If the Reverse Stock Split has not become effective within one year after the Special Meeting, our Board will be deemed to have abandoned the Reverse Stock Split.

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of every five and a maximum of every six Shares, including Shares held in Newtek NY’s treasury, will be combined into one new Share. Based on 37,807,106 Shares issued and outstanding as of September 15, 2014, immediately following the Reverse Stock Split Newtek NY would have approximately 7,561,421 Shares issued and outstanding if the ratio for the Reverse Stock Split is 1-for-5, and 6,301,184 Shares issued and outstanding if the ratio for the Reverse Stock Split is 1-for-6.

The actual number of Shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the ratio for the Reverse Stock Split that is ultimately determined by our Board of Directors as well as the impact of payment of cash in lieu of fractional shares.

The Reverse Stock Split will affect all holders of our Shares uniformly and will not affect any stockholder’s percentage ownership interest in Newtek NY, except that, as described below under “– Fractional Shares,” record holders otherwise entitled to a fractional Share as a result of the Reverse Stock Split will receive cash in lieu of such fractional Share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional Shares).

Effect of the Reverse Split on the Number of Authorized Shares of Our Common Stock

The Reverse Stock Split does not change number of our authorized Shares, which will remain at 54,000,000 Shares. Because we are not changing the number of authorized Shares, the practical effect of the Reverse Stock Split will be to provide us with up to 21,505,921 additional authorized but unissued Shares of our post-Reverse Stock Split common stock available for future issuance. However, if stockholders approve Proposal I and we complete the Reincorporation Transaction, the Maryland Articles will authorize the issuance of up to 200,000,000 BDC Shares.

Our Board also believes that it is prudent and advisable for us to retain a sufficient number of authorized but unissued Shares to better position ourselves with added flexibility to raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives, and in order to avoid delays that might otherwise arise if we were required to solicit stockholder approval for additional Shares at the time of a proposed transaction. Our authorized but unissued common stock may be issued at the direction of our Board at such times, in such amounts and upon such terms as our Board may determine, without further approval of our stockholders unless, in any instance, such approval is expressly required by law. The resulting increase in the number of authorized Shares as a result of the Reverse Stock Split may affect the rights of existing holders of Shares to the extent that future issuances of Shares reduce each existing stockholder’s proportionate ownership and voting rights in our company. In addition, possible dilution caused by future issuances of Shares could be accompanied by a decline in the market price of our Shares, assuming a market for our Shares continues, of which there is no assurance.

The additional common stock that will be available for issuance following the Reverse Stock Split could have material anti-takeover consequences, including the ability of our Board to issue additional Shares without additional stockholder approval because unissued common stock could be issued by our Board in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, our Board could strategically sell Shares in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Restated Articles of Incorporation or Bylaws, the rights of existing stockholders may (depending on the particular circumstances in which the additional Shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of Newtek NY. However, notwithstanding this authority, we would be required under NASDAQ rules to obtain stockholder approval if the proposed issuance would exceed 20% of the outstanding shares. In proposing the Reverse Stock Split, our Board of Directors was not aware of any attempt to take control of Newtek NY and was not motivated by the threat of any attempt to accumulate Shares or otherwise gain control of Newtek NY. However, stockholders should nevertheless be aware that approval of Proposal II could facilitate our efforts to deter or prevent changes of control in the future.

Our Board does not intend to issue any additional Shares except on terms that it deems to be in the best interest of Newtek NY and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the Reverse Stock Split.

Effect on Registered and Beneficial Stockholders

When effectuating the Reverse Stock Split, we intend to treat stockholders holding Newtek NY’s common stock in “street name” (that is, held through a broker, bank or other nominee) in the same manner as registered stockholders whose Shares are registered in their names. Brokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Shares in “street name;” however, these brokers, banks or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your Shares with a broker, bank or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-Entry” Stockholders

Newtek NY’s registered stockholders may hold some or all of their Shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of Shares registered in their accounts.

•	If you hold registered Shares in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split Shares in registered book-entry form or your cash payment in lieu of any fractional Shares, if applicable.

•	If you are entitled to post-Reverse Stock Split Shares, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective date of the Reverse Stock Split indicating the number of Shares you hold.

•	If you are entitled to a payment in lieu of any fractional Shares, a check will be mailed to you at your registered address as soon as practicable after the effective date of the Reverse Stock Split. By signing and cashing this check, you will warrant that you owned the Shares for which you received a cash payment.

Effect on Registered Certificated Shares

Some registered stockholders hold their Shares in certificate form or a combination of certificate and book-entry form. If any of your Shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split for a statement of holding, together with any payment of cash in lieu of fractional Shares to which you are entitled. When you submit your certificate representing the pre-Reverse Stock Split Shares, your post-Reverse Stock Split Shares will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split Shares you own in book-entry form.

Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split. If you are entitled to a payment in lieu of any fractional Shares, payment will be made as described below under “–Fractional Shares.”

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

As applicable, new share certificates evidencing post-Reverse Stock Split Shares that are issued in exchange for pre-Reverse Stock Split Shares representing restricted Shares will contain the same restrictive legend as on the old certificates. For purposes of determining the term of the restrictive period applicable to the post-Reverse Stock Split Shares, the time period during which a stockholder has held their existing pre-Reverse Stock Split Shares will be included in the total holding period.

Fractional Shares

Fractional Shares will not be issued in connection with the Reverse Stock Split. Stockholders of record and stockholders who hold their Shares through a bank, broker, custodian or other nominee who would otherwise hold fractional Shares as a result of the Reverse Stock Split will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional Shares. Each such stockholder will be entitled to receive an amount in cash equal to the fraction of one Share to which such stockholder would otherwise be entitled multiplied by the closing price of a Share on the NASDAQ Capital Market immediately following the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Stock Split that are not timely claimed after the effective time in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants and Convertible or Exchangeable Securities

Based upon the ratio for the Reverse Stock Split determined by the Board, proportionate adjustments are generally required to be made to the per Share exercise price and the number of Shares issuable upon the exercise or conversion of all outstanding options. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of Shares being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of Shares deliverable upon settlement or vesting of restricted stock awards and restricted stock units will be similarly adjusted. The number of Shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the ratio for the Reverse Stock Split determined by the Board.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock per Share, which will remain $0.02. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per Share net income or loss will be higher because there will be fewer Shares outstanding.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under the NYBCL or under Newtek NY’s Restated Certificate of Incorporation in connection with the proposed Reverse Stock Split.

Federal Income Tax Consequences of the Reverse Stock Split

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of Newtek NY Shares that is (i) a citizen or individual resident of the United States, (ii) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person or (iv) an estate whose income is subject to U.S. federal income taxation regardless of its source (a “U.S. Holder”). This summary does not address all of the tax consequences that may be relevant to a holder based on the holder’s personal circumstances or particular situation, such as (i) the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address the U.S. federal alternative minimum tax consequences or state, local or foreign tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The following discussion summarizing certain federal income tax consequences of the Reverse Stock Split is based on the Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Proxy Statement/ Prospectus was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this Proxy Statement/ Prospectus. Our views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the IRS or the courts would accept the positions expressed herein.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ALTERNATIVE MINIMUM AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Internal Revenue Code. Therefore, a U.S. Holder generally will not recognize gain or loss on the Reverse Stock Split as a result of the receipt of the common stock following the effective date of the Reverse Stock Split, solely in exchange for the common stock held prior to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional Share interest in the post-Reverse Stock Split Shares. The aggregate tax basis of the post-Reverse Stock Split Shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split Shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional Shares), and the holding period of the post-Reverse Stock Split Shares received will include the holding period of the pre-Reverse Stock Split Shares exchanged. A holder of the pre-Reverse Stock Split Shares who receives cash in lieu of a fractional Share will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-Reverse Stock Split Shares allocated to the fractional Share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split Shares were held for one year or less and long term if such Shares were held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to the receipt of cash in lieu of fractional Shares by U.S. Holders that are not exempt recipients (such as corporations). A backup withholding tax, currently at a rate of 28%, may apply to such payments if the U.S. Holder (i) fails to provide to us or our distribution agent a taxpayer identification number, (ii) furnishes an incorrect taxpayer identification number, (iii) is notified by the IRS that it has failed to properly report payments of interest and dividends, or (iv) under certain circumstances, fails to certify, under penalty of perjury, that it has furnished a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability, provided that the required information is timely provided to the IRS.

Non-U.S. Holders

The following is a general discussion of the material U.S. federal income tax consequences to Non-U.S. Holders of common stock in connection with the Reverse Stock Split. A “Non-U.S. Holder” is an individual, corporation, trust or estate that is a beneficial owner of common stock, holds such stock as a capital asset and is not a U.S. Holder.

For purposes of the discussion below, gain on the sale of fractional Shares in respect of the Reverse Stock Split will be considered “U.S. trade or business income” to a Non-U.S. Holder if such dividends or gains are:

•	effectively connected with the Non-U.S. Holder’s conduct of a U.S trade or business; or

•	in the case of a treaty resident, attributable to a U.S. permanent establishment (or in the case of an individual, a fixed base) maintained by the Non-U.S. Holder in the United States.

Generally, U.S. trade or business income is subject to U.S. federal income tax on a net income basis at regular graduated U.S. federal income tax rates. Moreover, U.S. trade or business income received by a Non-U.S. Holder that is a corporation may, under specific circumstances, be subject to an additional tax – the “branch profits tax” – at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty).

Gain realized by a Non-U.S. Holder on the receipt of cash in lieu of fractional Shares generally will not be subject to U.S. federal income tax or withholding, unless:

•	the gain is U.S. trade or business income;

•	subject to certain exceptions, the Non-U.S. Holder is an individual who holds common stock as a capital asset, is present in the United States for 183 days or more in the taxable year of the share distribution and meets certain other requirements; or

•	Newtek NY is or has been a “U.S. real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date of the share distribution and the Non-U.S. Holder’s holding period in the common stock, and the Non-U.S. Holder does not fall within a de minimis exemption.

Gain described in the first bullet point above will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates in much the same manner as if such holder were a resident of the United States. A Non-U.S. Holder that is a corporation also may be subject to an additional branch profits tax equal to 30% (or such lower rate specified by an applicable income tax treaty) of its effectively connected earnings and profits for the taxable year, as adjusted for certain items. Gain described in the second bullet point above will be subject to U.S. federal income tax at a flat 30% rate (or such lower rate specified by an applicable income tax treaty), but may be offset by U.S. source capital losses from the same taxable year (even though the individual is not considered a resident of the United States), provided that the non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

We believe that we have not been and are not currently a U.S. real property holding corporation.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE STOCK SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN

CONNECTION WITH THE REVERSE STOCK SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Required Vote

The approval of the Reverse Stock Split and related Amendment to our Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding Shares entitled to vote at the Special Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL II TO APPROVE THE REVERSE STOCK SPLIT AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL II.

PROPOSAL III – AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS

If our stockholders approve Proposal I, as well as all other Proposals herein, we intend to effectuate the Reincorporation Transaction, make the BDC Election and undertake the Proposed Offering. Under the 1940 Act, a BDC may not sell shares of its common stock at a price below the then current NAV, exclusive of sales compensation, unless its stockholders approve such a sale and Newtek NY’s Board make certain determinations. It is not possible to predict whether our BDC Shares will trade at a price above or below their NAV on the date we complete the Proposed Offering. We will not sell any BDC Shares pursuant to this Proposal III UNLESS our stockholders approve this Proposal III and each of the other proposals set forth herein other than Proposal V.

We are seeking the authorization of our stockholders so that, subsequent to effectuating the BDC Election, we may, in one or more public or private offerings, sell or otherwise issue BDC Shares at a price below our then current NAV, subject to certain conditions discussed below, including that our then current NAV is not diluted by an amount greater than 25%. Our Board believes that having the flexibility to sell our common stock below NAV in certain instances is in the best interests of stockholders. In particular, such flexibility will improve our ability to effectuate the BDC Election and undertake the Proposed Offering promptly thereafter, as discussed in Proposal I. Subsequent to effectuating the BDC Election, flexibility to sell our common stock below NAV will provide us with better access to the capital markets as attractive investment opportunities arise, and improve our ability to grow over time and pay dividends to stockholders. Generally, common stock offerings by BDCs are priced based on the market price of the currently outstanding Shares, less a small discount of approximately 5% (which may be higher or lower depending on market conditions). Accordingly, even when BDC Shares trade at a market price below NAV, this Proposal III would permit Newtek NY to offer and sell shares of its common stock in accordance with pricing standards that market conditions generally require, subject to the conditions described below in connection with any offering undertaken pursuant to this Proposal III. If approved, as required under the 1940 Act, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of this Special Meeting or the date of Newtek NY’s 2015 Annual Meeting of Stockholders.

After the Proposed Offering, Newtek NY has no immediate plans to sell BDC Shares below NAV. However, it is seeking stockholder approval for multiple such offerings in order to maintain access to the markets if Newtek NY determines it should sell BDC Shares below NAV. These sales typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Other than the Proposed Offering, as discussed herein, it is impracticable to describe the transaction or transactions in which our

Shares would be sold at a price below NAV. Instead, any transaction where Newtek NY sells such Shares, including the nature and amount of consideration that would be received by Newtek NY at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. Subject to the condition that our then current NAV is not diluted by an amount greater than 25%, there will be no limit on the percentage below NAV at which Shares may be sold in an offering by Newtek NY under this Proposal III. If this Proposal III is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this Proposal III.

This Proxy Statement/ Prospectus is not an offer to sell securities. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

1940 Act Conditions for Sales Below NAV

A BDC’s ability to issue shares of its common stock at a price below NAV is governed by the 1940 Act. If stockholders approve this Proposal III, Newtek NY will only sell BDC Shares at a price below NAV if the following conditions are met:

•	a majority of Newtek NY’s directors who are not “interested persons” of Newtek NY as defined in the 1940 Act, and who have no financial interest in the sale, shall have approved the sale and determined that it is in the best interests of Newtek NY and its stockholders; and

•	a majority of such directors, who are not interested persons of Newtek NY, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of Newtek NY of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.

Board Approval

On September 12, 2014, Newtek NY’s Board, including a majority of the non-interested directors who have no financial interest in this Proposal III, approved this Proposal III as in the best interests of Newtek NY and its stockholders and is recommending that Newtek NY’s stockholders vote in favor of this Proposal III to offer and sell BDC Shares at prices that may be less than NAV. In evaluating this Proposal III, Newtek NY’s Board, including the non-interested directors, considered and evaluated factors including the following, as discussed more fully below:

•	possible long-term benefits to Newtek NY’s stockholders; and

•	possible dilution to Newtek NY’s NAV.

Prior to approving this Proposal III, Newtek NY’s Board met to consider and evaluate material that our management provided on the merits of our possibly raising additional capital and the merits of publicly offering BDC Shares at a price below NAV. Newtek NY’s Board considered the objectives of a possible offering, the mechanics of an offering, establishing size parameters for an offering, the possible effects of dilution, common stock trading volume, and other matters, including that Newtek NY’s common stock has frequently traded both above and below NAV in recent quarters. The Board evaluated a full range of offering sizes. However, the Board has not yet drawn any definite conclusions regarding the size of the Proposed Offering or other contemplated capital raises at this time, to the extent Newtek NY’s common stock were to trade below NAV. In determining whether or not to offer and sell common stock, including below NAV, the Board of Directors has a duty to act in Newtek NY’s best interests and its stockholders and must comply with the other requirements of the 1940 Act.

Reasons to Offer Common Stock Below NAV

Newtek NY’s Board believes that having the flexibility for Newtek NY to sell its common stock below NAV in certain instances is in Newtek NY’s best interests and the best interests of its stockholders. Such flexibility will enhance our ability to complete the Proposed Offering and expand our small business finance platform. After any such Proposed Offering, if Newtek NY were unable to access the capital markets when attractive investment opportunities arise, Newtek NY’s ability to grow over time and to continue to pay dividends to stockholders could be adversely affected. In reaching that conclusion, Newtek NY’s Board considered the following possible benefits to its stockholders:

Current Market Conditions Have Created Attractive Opportunities

Current market opportunities have created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase Newtek NY’s NAV over the longer-term, even if financed with the issuance of common stock below NAV. Stockholder approval of this Proposal III, subject to the conditions detailed below, is expected to provide Newtek NY with the flexibility to make a BDC Election, expand its small business finance platform and invest in the attractive opportunities we believe are presented by current market conditions.

Market conditions also have beneficial effects for capital providers, including reduced competition, more favorable pricing of credit risk, more conservative capital structures and more creditor-friendly contractual terms. Accordingly, we believe that Newtek MD could benefit from access to capital in this constrained credit market and that the current environment should provide attractive investment opportunities. Newtek NY’s ability to take advantage of these opportunities will depend upon making the BDC Election and completing the Proposed Offering, and its continued access to capital.

Greater Investment Opportunities Due to Larger Capital Resources

Newtek NY’s Board believes that additional capital raised through an offering of BDC Shares may help it generate additional deal flow. Based on discussions with management, Newtek NY’s Board believes that greater deal flow, which may be achieved with more capital, would enable Newtek NY to be a more significant participant in the private debt and equity markets and to compete more effectively for attractive investment opportunities. Management has represented to Newtek NY’s Board that such investment opportunities may be funded with proceeds of the Proposed Offering and future offerings of the BDC Shares. However, management has not identified specific companies in which to invest the proceeds of an offering given that specific investment opportunities will change depending on the timing of any offering.

Higher Market Capitalization and Liquidity May Make the Company’s Common Stock More Attractive to Investors

If the Company issues BDC Shares, its market capitalization and the amount of its publicly tradable common stock will increase, which may afford all holders of its common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations of the size of companies in which they invest. Furthermore, a larger number of BDC Shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of its common stock.

Initiation and Possible Increase of Dividends

A larger and more diversified portfolio could provide Newtek NY with more consistent cash flow, which may support the initiation and growth of its dividend. Although we have not declared or paid regular quarterly dividends during our prior three fiscal years, in view of our focus on retaining earnings for growth, after the BDC Election, we intend to distribute dividends on a quarterly basis. Although management will continue to seek to generate income sufficient to pay Newtek NY’s dividends in the future, the proceeds of future offerings, and the investments thereof, could enable Newtek NY to maintain and possibly grow its dividends, which may include a return of capital, in the future.

Reduced Expenses Per Share

An offering that increases Newtek NY’s total assets may reduce its expenses per share due to the spreading of fixed expenses over a larger asset base. Newtek NY must bear certain fixed expenses, such as certain administrative, governance and compliance costs that do not generally vary based on its size. On a per share basis, these fixed expenses will be reduced when supported by a larger asset base.

Status as a BDC and RIC and Maintaining a Favorable Debt-to-Equity Ratio

As a BDC and a RIC, for tax purposes, the Company will be dependent on its ability to raise capital through the sale of common stock. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders as dividends in order to achieve RIC pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, for the same reason BDCs, in order to borrow money or issue preferred stock, must maintain a debt to equity ratio of not more than 1-for-1, which will require the Company to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company will endeavor to maintain consistent access to capital through the public and private equity markets to enable it to take advantage of investment opportunities as they arise.

Exceeding the required 1-for-1 debt-to-equity ratio would have severe negative consequences for a BDC, including an inability to pay dividends, possible breaches of debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed the required 1-for-1 debt-to-equity ratio, the markets the Company operates in and the general economy remain volatile and uncertain. Even though the underlying performance of a particular portfolio company may not indicate impairment or an inability to repay indebtedness in full, the volatility in the debt capital markets may continue to impact the valuations of debt investments negatively and result in further unrealized write-downs of debt investments. Any such asset write- downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, will negatively impact its stockholders’ equity and the resulting debt-to-equity ratio. Issuing new equity will improve the Company’s debt-to-equity ratio. In addition to meeting legal requirements applicable to BDCs, having a more favorable debt-to-equity ratio will also generally strengthen the Company’s balance sheet and give it more flexibility in its operations.

Trading History

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Company’s BDC Shares will trade at a discount from net asset value, or at premiums that are unsustainable over the long term, are separate and distinct from the risk that the Company’s net asset value will decrease. Shares of Newtek NY’s common stock have traded at a price both above and below their NAV since they began trading on the NASDAQ Capital Market. As of June 30, 2014, Newtek NY’s Shares traded at a premium equal to approximately 23% of the net assets attributable to those shares based upon its net asset value as of June 30, 2014. It is not possible to predict whether the BDC Shares that may be offered pursuant to this approval will trade at, above, or below net asset value. The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the NASDAQ Capital Market, our NAV per share, the premium (discount) of high sales price to NAV and the premium (discount) of low sales price to NAV. The amounts in the table do not account for the impact of the proposed Reverse Stock Split.

	Price Range			Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
Period	High	Low	NAV(1)
First Quarter: January 1, 2011 Through March 31, 2011	$1.94	$1.55	$1.57	24%	(1)%
Second Quarter: April 1, 2011 Through June 30, 2011	$1.69	$1.20	$1.56	8%	(23)%
Third Quarter: July 1, 2011 Through September 30, 2011	$1.60	$1.27	$1.59	1%	(20)%
Fourth Quarter: October 1, 2011 Through December 31, 2011	$1.36	$1.00	$1.66	(18)%	(40)%
First Quarter: January 1, 2012 Through March 31, 2012	$1.63	$1.12	$1.76	(7)%	(36)%
Second Quarter: April 1, 2012 Through June 30, 2012	$1.65	$1.14	$1.81	(9)%	(37)%
Third Quarter: July 1, 2012 Through September 30, 2012	$2.11	$1.23	$1.91	11%	(35)%
Fourth Quarter: October 1, 2012 Through December 31, 2012	$2.08	$1.75	$1.96	6%	(11)%
First Quarter: January 1, 2013 Through March 31, 2013	$2.21	$1.66	$2.00	10%	(17)%
Second Quarter: April 1, 2013 Through June 30, 2013	$2.25	$1.90	$2.05	10%	(7)%
Third Quarter: July 1, 2013 Through September 30, 2013	$3.07	$2.06	$2.11	46%	(2)%
Fourth Quarter: October 1, 2013 Through December 31, 2013	$3.20	$2.50	$2.18	47%	15%
First Quarter: January 1, 2014 Through March 31, 2014	$3.43	$2.74	$2.21	55%	24%
Second Quarter: April 1, 2014 Through June 30, 2014	$2.90	$2.51	$2.26	28%	11%
Third Quarter: June 30, 2014 Through September 17, 2014	$2.94	$2.26	*	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share and are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value or stockholders equity per share, as applicable, divided by net asset value or stockholders equity per share, as applicable.
*	Not determinable at time of filing.

Key Stockholder Considerations

Dilution

Before voting on this Proposal III or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of BDC Shares at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding BDC Share, including in connection with the Proposed Offering. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. Subject to the condition that our then current NAV is not diluted by an amount greater than 25%, there will be no limit on the percentage below NAV at which shares may be sold in an offering by the Company under this Proposal III. The Board of the Company will consider the potential dilutive effect of the issuance of BDC Shares at a price below the NAV per share and will consider again such dilutive effect when considering whether to authorize any specific issuance of BDC Shares below NAV.

In addition, stockholders should consider the risk that the approval of this Proposal III could cause the market price of the BDC Shares to decline in anticipation of sales of its common stock below NAV, thus causing the Company’s BDC Shares to trade at a discount to NAV. The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional BDC Shares proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of BDC Shares outstanding to the extent stockholders do not purchase sufficient BDC Shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any BDC Shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current NAV, their voting power will be diluted.

The precise extent of any such dilution cannot be estimated before the terms of a common stock offering are set. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases. Another factor that will influence the amount of dilution in an offering is the amount of net proceeds that we receive from such offering. The Board would expect that the net proceeds to us will be equal to the price that investors pay per share, typically 95% of the market price, less the amount of any underwriting discounts and commissions.

As discussed above, it should be noted that the maximum dilution from an offering of BDC Shares below NAV is limited to 25%.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of

200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value); and (4) an offering of 333,333 shares (33 1/3% of the outstanding shares) at $0.02 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33 1/3% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to the Public	—	$10.00	—	$9.47	—	$8.42	—	$0.02	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.02	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,333,333	33.33%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$7.50	(25.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.75%	(25.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$75,000	(25.00)%
Total Investment by Stockholder A (1)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (2)	—	$(200)	—	$(900)	—	$(3,300)	—	$(25,000)	—
Per Share Amounts
NAV per Share held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$7.50	—
Investment per Share held by Stockholder A (3)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share held by Stockholder A (4)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.50)	—
Percentage Dilution to Stockholder A (5)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(25.00)%

(1)	Assumed to be $10.00 per share.
(2)	Represents total NAV less total investment.
(3)	Assumed to be $10.00 per share on shares held prior to sale.
(4)	Represents NAV per share less investment per share.
(5)	Represents dilution per share divided by investment per share.

Other Considerations

In reaching its recommendation to the stockholders of the Company to approve this Proposal III, the Board of Directors considered the effect or the following factors:

•	the costs and benefits of a common stock offering below NAV compared to other possible means for raising capital or concluding not to raise capital;

•	the size of a common stock offering in relation to the number of Shares outstanding;

•	the general condition of the securities markets; and

•	any impact on operating expenses associated with an increase in capital.

The Board, including a majority of the non-interested directors who have no financial interest in this Proposal III, concluded that the benefits to the stockholders from increasing our capital base outweighed any detriment, including dilution to existing stockholders.

Required Vote

The authorization of the Company to sell BDC Shares at a price or prices below the Company’s then current net asset value per share in one or more offerings will require the affirmative vote of (1) a majority of the outstanding Shares entitled to vote at the Special Meeting; and (2) a majority of the outstanding Shares entitled to vote at the Special Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees and 5% shareholders. Because we intend to elect to be regulated as a BDC under the 1940 act, the 1940 Act definition of “a majority of the outstanding shares” must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is the less. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL III TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL III.

PROPOSAL IV – APPROVAL OF A NEW EQUITY COMPENSATION PLAN

On September 12, 2014, a required majority of the Board, as defined in Section 57(o) of the 1940 Act approved and adopted the Stock Plan in accordance with Section 61 of the 1940 Act, authorized 3,000,000 Shares for issuance under the Stock Plan, and directed that the Stock Plan be submitted to stockholders for approval. The Stock Plan is intended to replace the Company’s 2000 Plan, 2003 Plan and 2010 Plan (the “Existing Plans”), which will be terminated in connection with the BDC Election.

Reasons for the Proposal

If approved by stockholders, the Company intends to implement the Stock Plan subsequent to the Reincorporation Transaction and the BDC Election. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, unvested equity awards under the Existing Plans will become fully vested in connection with the Reincorporation Transaction. All issued and outstanding option awards that are not exercised before the consummation of the Reincorporation Transaction will be deemed exercised in full by means of a “cashless” exercise in exchange for common stock of the Company immediately prior to the Reincorporation Transaction. Options with an exercise price greater than the value of a share immediately prior to the Reincorporation Transaction will be cancelled in exchange for a nominal payment per underlying share. The Company expects to implement the Stock Plan to permit the Company to issue new equity incentive awards to its employee directors, employees and officers in accordance with the 1940 Act after it has effectuated the Reincorporation Transaction and BDC Election. We will not issue any BDC Shares or awards under the Stock Plan pursuant to this Proposal IV UNLESS our stockholders approve this Proposal IV and each of the other proposals set forth herein other than Proposal V. If stockholders do not approve this Proposal IV, or our stockholders approve this Proposal IV but our Board of Directors determines not to proceed with the Reincorporation Transaction and BDC Election, our Existing Plans will remain in effect.

The purposes of the Stock Plan are to support the Company’s ongoing efforts to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing stockholder value over the long-term. The Company’s Board and Compensation, Corporate Governance and Nominating Committee, which consists entirely of directors who are not employees of the Company (the “Committee”), believe that in light of the Company’s plan for growth, stock-based incentive compensation advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers with the interests of our stockholders.

The complete text of the Stock Plan is attached under Appendix B.

General Terms of the Stock Plan

Under the Stock Plan, the Committee is authorized to grant stock options, the terms and conditions of which will be determined by the Committee and set forth in an award agreement between the Company and the participant.

We will account for the Stock Plan, in accordance with the provisions of ASC Topic 718, “Share-Based Payments,” which requires us to record the fair value of stock-based compensation arrangements on the date they are granted to employees as a liability or as a component of equity, depending on whether the obligations can be settled in cash or stock. Regardless of treatment as a liability or as a component of equity, these amounts must be expensed over the vesting period of the compensation arrangements. Under ASC Topic 718, we will be required to select a valuation technique or option-pricing model that meets the criteria stated in the standard.

Unless terminated by our Board, authorization to make awards under the Stock Plan, will not expire until the tenth anniversary of the Stock Plan’s effective date. Our Board may terminate, modify or suspend the Stock Plan, at any time, provided that no modification of the Stock Plan will be effective unless and until any required stockholder approval has been obtained and that such event will not alter or impair the rights of the award holder without the award holder’s consent.

Since awards granted under the Stock Plan, will be determined by the Committee and may vary from year to year and from participant to participant, future benefits to be paid under the Stock Plan are not determinable at this time.

Differences Between Stock Plan and Existing Plans

The 2000 Plan and the 2003 Plan provide for the issuance of awards of restricted stock to employees and non-employees. The ability to issue options under the 2000 Plan expired on December 31, 2009 and the ability to issue options under the 2003 Plan expired on December 31, 2012. The 2010 Plan provides for the issuance of awards of restricted stock or options to employees and non-employees. The Stock Plan will differ from the Existing Plans in that it will reflect certain restrictions imposed on BDCs by the 1940 Act. Specifically, the Stock Plan will not provide for awards of restricted stock or any awards to non-employees. See “– BDC Limitations.” It will, however, provide for the issuance of options to officers of the Company without regard to whether they are employees of the Company. The Existing Plans also provide for the issuance of awards of stock appreciation rights, while the Stock Plan will not provide for the issuance of such awards. In addition to the changes made to reflect restrictions imposed on BDCs, the Company intends for options granted under the Stock Plan to be qualified “performance-based compensation” under Section 162(m) of the Code. The Stock Plan therefore imposes a limit on the amount of shares subject to any option that may be granted to a participant in any calendar year, while the Existing Plans do not. Otherwise, the general terms of the Stock Plan will be similar to the general terms of the Existing Plans.

Stock Options

Stock options will generally be awarded at the average of the highest and lowest sale price of the Company’s BDC Shares on the NASDAQ Capital Market on the date of the grant (the “Market Value”). In certain limited circumstances, the Committee may grant options at an exercise price in excess of the Market Value of the BDC Shares on the grant date. The Committee may not grant options with an exercise price that is less than the Market Value of the BDC Shares on the grant date, and it may not grant options which are priced on a date other than the grant date. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, through broker-assisted cashless exercise procedures or in certain circumstances, by surrender of other outstanding awards having a fair market value equal to the exercise price. Under the terms of the Stock Plan, stock options, once granted, may not be re-priced. Under the terms of the Stock Plan stock options may be granted to officers of the Company, but may not otherwise be granted to non-employees. The Stock Plan also provides that the total number of shares subject to options granted to any participant during any calendar year may not exceed one million shares.

Performance Goals

An award, or the right to an award, under the Stock Plan may be made subject to the attainment of one or more performance goals. The performance goals may be set forth in an award agreement containing such terms and conditions as the Committee may determine or may be used as a basis on which to determine the amount of or the right to an award. Under the Existing Plans, the Committee has not historically based rights to awards on the attainment of performance goals and does not expect to do so in the future under the Stock Plan.

Vesting

Pursuant to the Stock Plan, the Committee may, in its discretion, determine the vesting schedule of awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions on any award.

Plan Administration

The Stock Plan will be administered by the Committee, which is comprised of at least two directors who are considered independent under the applicable listing standards of the NASDAQ Stock Market and are not “interested persons” of the Company as such term is defined in Section 2(a)(19) of the 1940 Act. Subject to the terms and conditions of the Stock Plan and the 1940 Act, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of BDC Shares to which awards will relate or the amount of a performance award, specific times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Stock Plan, and make all other determinations which may be necessary or advisable for the administration of the Stock Plan. The Committee will additionally have the authority to interpret the Stock Plan, and to adopt such rules and guidelines for carrying out the Stock Plan, as it may deem appropriate. The Committee will also have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Company or a subsidiary may operate to assure the viability of the benefits of awards made to individuals employed in such countries and to meet the objectives of the Stock Plan. The Committee may delegate its authority and power under the Stock Plan, in whole or in part to a subcommittee or, with respect to determinations and decisions regarding participants who are not elected officers, to one or more officers of the Company, subject to guidelines prescribed by the Committee. The Committee will delegate its power and authority to a sub-committee consisting of at least two non-employee directors who are “outside directors” within the meaning of Section 162(m) of the Code, with respect to the grant or administration of an award intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. In addition, the entire Board may itself act to administer the Stock Plan.

Amendment and Termination

The Board may generally amend, suspend or terminate the Stock Plan at any time, subject to the terms of the Company’s governing documents and applicable law, including any requirement that such modification, revision or termination be approved by our stockholders. No such amendment will be made without stockholder approval if such amendment would increase the total number of BDC Shares that may be distributed under the Stock Plan. Except as set forth in any award agreement, no amendment or termination of the Stock Plan may alter or impair any rights or obligations under any outstanding award under the Stock Plan, without the award holder’s consent.

BDC Limitations

As a BDC, we may not make grants of restricted stock awards, or make any awards to non-employees (other than officers of the Company) without exemptive relief from the SEC. We may file a request with the SEC for exemptive relief to allow us to amend the Stock Plan and make such grants and awards, although we cannot provide any assurance that we will receive any such exemptive relief.

In any event, under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Certain Federal Income Tax Consequences

The following discussion of certain relevant federal income tax effects applicable to option awards granted under the Stock Plan, is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant that is subject to the reporting requirements of Section 16(a) of the 1934 Act. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant, and should not be relied upon as tax advice.

Non-Qualified Stock Options

A participant generally will not be taxed upon the grant of a non-qualified stock option (“NQSO”). Rather, at the time of exercise of such NQSO, the option holder will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the BDC Shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the option holder recognizes as ordinary income. However, unless the Company has ordinary income (as distinct from capital gains) in excess of such deductions and its other expenses, the Company will be unable to utilize such deductions. If BDC Shares acquired upon exercise of an NQSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the holder) depending upon the length of time such BDC Shares were held by the holder.

Based upon a published ruling of the IRS, a participant who pays the exercise price upon exercise of an NQSO, in whole or in part, by delivering BDC Shares already owned by him will recognize no gain or loss for federal income tax purposes on the BDC Shares surrendered, but otherwise will be taxed according to the rules described above for NQSOs. With respect to BDC Shares acquired upon exercise equal in number to the BDC Shares surrendered, the basis per share will be equal to the basis per share of the BDC Shares surrendered, and the holding period for capital gains purposes will include the holding period of the BDC Shares surrendered. The basis of additional BDC Shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

Incentive Stock Options

Special rules apply in the case of an incentive stock option (“ISO”). Participants generally will not be taxed upon the grant of an ISO and typically will recognize no taxable income on exercise of an ISO. Instead, they have gains, taxable at capital gains rates, upon the disposition of the stock acquired on exercise of the ISO in an amount equal to the excess of the amount realized on disposition of the stock over the exercise price of the ISO. (In some cases, participants may become subject to tax as the result of the exercise of an ISO, because the excess of the fair market value stock at exercise over the exercise price is an adjustment item for alternative minimum tax purposes.)

The special tax treatment afforded to ISOs is only available, however, if the participant does not dispose of the stock acquired upon exercise of the ISO before the first anniversary of the date on which he or she exercised the ISO or, if later, the second anniversary of the date on which the ISO was granted. If the participant disposes of stock before the expiration of this holding period, a “disqualifying disposition” occurs and the participant will recognize income, taxable at ordinary income rates, in the year of the disqualifying disposition. The amount of this income will generally be equal to the excess, if any, of the lesser of (i) the fair market value of the stock on the date of exercise and (ii) the amount realized upon disposition of the stock over the exercise price paid for the stock. If the amount realized upon a disqualifying disposition is greater than the fair market value of the stock on the date of exercise, the difference will be taxable to the employee as capital gain. It is important to note that an option award is treated as an ISO only to the extent that the Market Value as of the grant date of the BDC Shares with respect to which ISOs are exercisable for the first time during any calendar year does not exceed $100,000. Options granted in excess of the foregoing limitation are NQSOs.

Awards granted under the Stock Plan that are considered to be deferred compensation must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants. These requirements include limitations on timing of payments or acceleration of payments. The Company intends to structure any awards under the Stock Plan, to meet the applicable tax law requirements.

Tax Consequences to the Company

Generally, any time a participant recognizes taxable income, as opposed to capital gain, as the result of the settlement of any award under the Stock Plan, the Company will be entitled to a deduction equal to the amount of income recognized by the participant.

Limit on Deduction

Section 162(m) of the Code places a $1 million annual limit on the compensation paid to certain of its executives that is deductible by the Company. The limit does not, however, apply to “qualified performance-based compensation,” provided certain conditions are satisfied. The Company believes that option awards granted under the Stock Plan will be qualified performance-based compensation.

Other Tax Consequences

State tax consequences may in some cases differ from those described above. In addition, awards made under the Stock Plan, may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

The foregoing summary of the income tax consequences in respect of the Stock Plan, is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state, and local tax laws.

Existing Plans

The following table provides information as of December 31, 2013 with respect to Shares that may be issued under Existing Plans. Awards will not be issued under the Existing Plans following the Reincorporation Transaction and BDC Election. If the Reincorporation Transaction is approved and the Board of Directors proceeds with the Reincorporation Transaction, unvested awards under the Existing Plans will become fully vested. All issued and outstanding option awards that are not exercised before the consummation of the Reincorporation Transaction will be deemed exercised in full by means of a “cashless” exercise in exchange for common stock of the Company immediately prior to the Reincorporation Transaction. Options with an exercise price greater than the value of one share immediately prior to the Reincorporation Transaction will be cancelled and exchanged for a nominal payment per underlying Share.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)
Equity Compensation Plans Approved by Stockholders (1)	2,094,970	$1.45	3,081,068

Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	2,094,970	$1.45	3,081,068

(1)	Consists of 4,250,000 common shares under the 2000 Plan, 1,800,000 common shares under the 2003 Plan, and 1,650,000 common shares under the 2010 Plan.
(2)	Excludes 1,503,100 restricted stock rights which have a zero exercise price.
(3)	Includes 2,299,100 Shares authorized by the 2000 Plan but against which option awards may not be made due to expiration of ten years from the effective date of the 2000 Plan, as provided therein. Also includes 540,460 Shares authorized by the 2003 Plan against which option awards may no longer be made due to the expiration of the same ten-year period.

Grants of Plan Based Awards

The following table reflects all grants to our named executive officers awarded in the fiscal year ended December 31, 2013, all of which are scheduled to vest on March 1, 2016. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, these awards will become fully vested.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Barry Sloane, CEO	01/15/2013	—	—	—	—	—	—	75,000	—	—	139,500
Craig J. Brunet, EVP, CIO	01/15/2013	—	—	—	—	—	—	10,000	—	—	18,600
Jennifer C. Eddelson, EVP, CAO	01/15/2013	—	—	—	—	—	—	10,000	—	—	18,600

2013 COMPENSATION DISCUSSION AND ANALYSIS

The individuals who served as the Company’s Chief Executive Officer, Chief Information Officer and Chief Accounting Officer during 2013, as well as the other individuals included in the Summary Compensation Table below, are referred to below as the “named executive officers.”

Compensation Philosophy and Objectives

All of our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our stock. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Compensation, Corporate Governance and Nominating Committee supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including named executive officers (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The named executive officers are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each named executive officer:

•	performance against corporate and individual objectives for the year;

•	difficulty of achieving desired results in the coming year;

•	value of their unique skills and capabilities to support long-term performance;

•	performance of their general management responsibilities; and

•	contribution as a member of the executive management team.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2013, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation based on the Company’s and the executive’s performance; and

•	retirement and other benefits made available to all employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels based on reviews of published salary surveys and the closest related peer company compensation since we do not believe that we have any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data from published salary surveys such as Equilar, and the Company generally attempts to fix each named executive officer’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

During the review of base salaries for senior level executives, including the named executive officers, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;

•	individual performance of the executive; and

•	a review of the Company’s revenue growth, net income and cash flow metrics relative to the Company’s annual plan as established by the Board.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of named executive officers other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers under the Company’s cash bonus plan. The Company creates a bonus pool based on annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the Board. The Chief Executive Officer in consultation with the Committee with respect to the named executive officers, or in consultation with the named executive officers and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

From time to time, at the discretion of the Committee, the Company grants equity-based awards, such as stock options or restricted stock to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Restricted stock and options may be granted pursuant to the 2010 Plan. The 2000 Plan and the 2003 Plan remain in existence but no additional option awards may be made under these plans in accordance with their terms. During the Company’s early years of operation, through approximately 2005, we relied more frequently than at present on equity-based awards due to the limited resources available to the Company to attract and retain qualified employees and executives. During that period the Company paid very little in the form of cash bonuses using instead equity-based awards. Currently, the cash flow of the Company, permits a more balanced approach, allowing a combination of cash and equity awards to implement the Company’s compensation policies.

Under applicable accounting rules, we are required to measure the value of equity awards based on the fair value of the award on the grant date. The cost is recognized in our statement of operations over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period.

Options are awarded at the average of the highest and lowest sale price of the Company’s Shares on the NASDAQ Capital Market on the date of the grant (the “Market Value”). In certain limited circumstances, the Committee may grant options to an executive at an exercise price in excess of the Market Value of the Company’s Shares on the grant date. The Committee has never granted options with an exercise price that is less than the Market Value of the Company’s Shares on the grant date, nor has it granted options which are priced on a date other than the grant date.

Options granted by the Committee typically vest over the first two to five years of the ten-year option term, although in certain cases we have granted options that have vested immediately. Vesting rights cease upon termination of employment and vested options granted prior to 2008 may be exercised within one year of termination (other than termination for cause) and vested options granted in 2008 and subsequent years may be exercised no later than 90 days after termination of employment. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Upon a change of control, or if earlier, the execution of an agreement to effect a change of control, all options and restricted stock awards under the Existing Plans become fully vested and immediately exercisable, notwithstanding any other provision of the plan or any agreement. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, all option and restricted Stock Awards under the Existing Plans will become fully vested. All issued and outstanding options that are not exercised before the consummation of the Reincorporation Transaction will be deemed exercised in full by means of “cashless” exercise in exchange for Shares of the Company immediately prior to the Reincorporation Transaction. Any options with an exercise price greater than the value of a share immediately prior to the Reincorporation Transaction will be cancelled in exchange for a nominal payment per underlying share.

Benefits and Perquisites

Our executives are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The named executive officers participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted matching contributions under the Company’s 401(k) savings plan which consists of a discretionary matching contribution of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. At the Company’ discretion the match may be in the form of cash or Company common shares. In 2013, a match of $136,976 in Shares was approved and will be paid in March 2014.

The perquisites we provided in fiscal 2013 are as follows. We paid the premiums on life insurance policies for and certain travel costs for Mr. Sloane, the Chief Executive Officer, in the amount of $4,385.

Compensation of the Chief Executive Officer

The Committee determined the compensation for Barry Sloane, Chairman, Chief Executive Officer and President for 2013. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s salary was increased to $400,000 in March 2013. Mr. Sloane earned a $100,000 bonus for 2013 (to be paid in March 2014), a $300,000 bonus earned in 2012 and paid in 2012 and a $100,000 bonus earned in 2011 and paid in 2012. In addition Mr. Sloane received a grant of 75,000 Shares in 2013 which will vest in May 2016, and he received 400,000 common shares in 2011 which will vest in July 2014, with a value as of the date of award of $139,500 and $680,000, respectively. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with his skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Shares. Mr. Sloane’s base compensation had previously remained unchanged from 2005 through 2012.

Compensation of the Other Named Executive Officers

The Committee approved the 2013 compensation for Craig J. Brunet, Executive Vice President and Chief Information Officer, and Jennifer Eddelson, Executive Vice President and Chief Accounting Officer as recommended to it by the Chief Executive Officer.

Mr. Brunet’s base salary was maintained at $276,000 in 2013, 2012 and 2011. Mr. Brunet did not earn a cash bonus for 2013. In 2013 Mr. Brunet received an award of 10,000 Common Shares for services performed in 2012 which will vest in May 2016, valued at $18,600 and a cash bonus of $41,400 in 2012. In 2011, Mr. Brunet was awarded 50,000 Common Shares for services performed in 2010 which will vest in February 2015 valued at $85,000 and did not receive a cash bonus.

Ms. Eddelson’s base salary for 2013 and 2012 was $240,000 and $230,833, respectively, and $92,500 from July 1, 2011 through December 31, 2011. Ms. Eddelson received a $50,000 cash bonus for 2013 (paid in March 2014) and received 10,000 Common Shares which will vest in May 2016 valued at $18,600, for services performed in 2012. In 2012 Ms. Eddelson received a cash bonus of $50,000 and an award of 35,000 Common Shares for services performed in 2011 which vested in July 2014, valued at $56,000. In 2011, Ms. Eddelson received a cash bonus of $35,000 which was paid in 2012, and an award of 15,000 Common Shares for services performed in 2010 which vested in July 2014, valued at $25,500.

The Chief Executive Officer and the Committee have determined that these compensation packages are competitive with the labor market median for managers with their skills and talents and are reflective of the Company’s current cash and financial position and the status of the Company’s Shares.

Conclusion

Attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. Offering a competitive, performance-based compensation program helps to achieve this objective by aligning the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2013 compensation program met those objectives.

2013 COMPENSATION COMMITTEE REPORT

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2013 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement/ Prospectus.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore F. Mulia, Chairman

David C. Beck

Sam Kirschner

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Investment Officer and Chief Accounting Officer, and next most highly compensated executive officers during 2013 and the two previous years which we refer to as named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(4)		Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation (in excess of $10,000) ($)	Total ($)
Barry Sloane, CEO	2013	391,667	(1)	100,000	(9)	139,500	(6)	—	—	—	—	631,167
	2012	350,000		300,000	(3)	—		—	—	—	—	650,000
	2011	350,000		100,000	(2)	680,000	(8)	—	—	—	—	1,130,000
Craig J. Brunet, EVP and Chief Information Officer	2013	276,000		—		18,600	(6)	—	—	—	—	294,600
	2012	276,000		41,400	(3)	—		—	—	—	—	317,400
	2011	276,000		—		85,000	(8)	—	—	—	—	361,000
Jennifer Eddelson, EVP and Chief Accounting Officer(5)	2013	240,000		50,000	(9)	18,600	(6)	—	—	—	—	308,600
	2012	230,833		50,000	(3)	56,000	(7)	—	—	—	—	336,833
	2011	92,500	(5)	35,000	(2)	25,500	(8)	—	—	—	—	153,000

(1)	Mr. Sloane received an increase in base salary on March 1, 2013.
(2)	Cash bonus awarded for 2011 performance and paid in 2012.
(3)	Cash bonus awarded for 2012 performance and paid in 2012.
(4)	The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(5)	Effective July 1, 2011.
(6)	Stock grant awarded for 2012 performance, granted in 2013.
(7)	Stock grant awarded for 2011 performance, granted in 2012.
(8)	Stock grant awarded for 2010 performance, granted in 2011.
(9)	Cash bonus awarded for 2013 performance to be paid in 2014.

Equity Compensation Plans

The following table provides information as of December 31, 2013 with respect to our Shares that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders(1)	2,094,970	$1.45	3,081,068
Equity Compensation Plans Not Approved by Stockholders		—	—

Total	2,094,970	$1.45	3,081,068

(1)	Consists of 4,250,000 common shares under the 2000 Plan, 1,000,000 common shares under the 2003 Plan, and 1,650,000 common shares under the 2010 Plan.
(2)	Excludes 1,503,100 restricted stock rights which have a zero exercise price.

GRANTS OF PLAN BASED AWARDS

The following reflects all grants to our named executive officers awarded in the fiscal year ended December 31, 2013, all of which are scheduled to vest on March 1, 2016.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Barry Sloane, CEO	01/15/2013	—	—	—	—	—	—	75,000	—	—	139,500
Craig J. Brunet, EVP, CIO	01/15/2013	—	—	—	—	—	—	10,000	—	—	18,600
Jennifer C. Eddelson, EVP, CAO	01/15/2013	—	—	—	—	—	—	10,000	—	—	18,600

OUTSTANDING EQUITY AWARDS AT 2013 YEAR END

The following table reflects all outstanding equity awards held by our named executive officers as of December 31, 2013:

	Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Barry Sloane, CEO	—		—	—	—	—	—	—	75,000 400,000	(2) (4)	139,500 680,000
Craig J. Brunet, EVP, CIO	100,000	(1)	—	—	1.57	12/21/15	—	—	10,000	(2)	18,600
	100,000	(1)			1.50	05/18/18			50,000 10,600	(4) (6)	85,000 13,250
Jennifer C. Eddelson, EVP, CAO	—		—	—	—	—	—	—	10,000	(2)	18,600
	10,000	(1)	—	—	1.57	12/21/15	—	—	35,000	(5)	56,000
	20,000	(1)			1.50	05/08/18			15,000	(5)	25,500

(1)	These options are fully vested. If the Reincorporation Transaction is approved and the Board of Directors proceeds with the Reincorporation Transaction, all issued and outstanding options that are not exercised before the consummation of the Reincorporation Transaction will be deemed exercised in full by means of a “cashless exercise” in exchange for common stock of the Company. Any options with an exercise price greater than the value of a share immediately prior to the Reincorporation Transaction will be cancelled and exchanged for a nominal payment per underlying share.
(2)	These Common shares were awarded in 2013 for services performed in 2012, and shall vest on the earliest of the following to occur: (a) March 1, 2016; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Reincorporation Transaction is approved and the Board of Directors proceeds with the Reincorporation Transaction, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the Reincorporation Transaction.
(3)	These Common shares were awarded in 2012 for services performed in 2011, and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the Reincorporation Transaction.
(4)	These Common shares were awarded in 2011 for services performed in 2010, and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the Reincorporation Transaction.
(5)

These Common shares, 35,000 awarded in 2012 for services performed in 2011, and 15,000 shares awarded in 2011 for services performed in 2010, shall vest on the earliest of the following to occur: (a) July 1, 2014; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the Reincorporation Transaction.
(6)	These Common shares were awarded in 2010 for services performed in 2010 and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Reincorporation Transaction in approved and the Board proceeds with the Reincorporation Transaction, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the Reincorporation Transaction.

OPTIONS EXERCISED AND STOCK VESTED

There were no stock options exercised nor restricted Common Shares vested during 2013 for the named executive officers.

OTHER 2013 COMPENSATION INFORMATION

Employment Agreements

The Company entered into separate employment agreements with the following three executive officers during 2013:

•	Barry Sloane, as Chairman, Chief Executive Officer and Secretary; and

•	Craig J. Brunet, as Executive Vice President and Chief Information Officer; and

•	Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer

Barry Sloane, as Chairman and Chief Executive Officer, is responsible for implementing the policies adopted by the Company’s Board.

Mr. Sloane’s employment agreement provides for:

•	A twelve month term through March 31, 2014 at an annual base salary of $400,000;

•	at least one annual salary review by the Board;

•	participation in any discretionary bonus plan established for senior executives;

•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and

•	$2 million of split-dollar life insurance coverage.

Mr. Brunet’s employment agreement provides for:

•	A twelve month term through March 31, 2014 at an annual base salary of $276,000 through December 31, 2013;

•	at least one annual salary review by the Board;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Ms. Eddelson’s employment agreement provides for:

•	A twelve month term through March 31, 2014 at an annual base salary of $240,000;

•	at least one annual salary review by the Board;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provides for a payment in the event of non-renewal of his employment in an amount equal to one and one half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Mr. Brunet’s and Ms. Eddelson’s employment agreements provide for a payment in the case of termination other than for cause or in connection with a change in control of the agreement equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. Mr. Brunet’s employment agreement also provides for a payment in the case of non-renewal equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Each employment agreement contains a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement. The employee is not prohibited, however, from:

•	serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board will not present conflicts of interest with the Company; or

•	investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to terminate voluntarily his agreement by providing 60 days written notice to the Board in which case the employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would be payable to the executive officers under existing arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2013, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid to our executive officers upon termination of employment can be determined only at the time of their separation from the Company.

	Post Termination Payments
Name	Change in Control	Non-Renewal	Termination without Cause
Barry Sloane, CEO	$1,079,000	$809,250	$1,079,000
Craig Brunet, EVP, CIO	$294,600	$294,600	$294,600
Jennifer Eddelson, EVP, CAO	$258,600	$—	$258,600

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2013.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2013.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. This limit does not apply to qualified performance-based compensation. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of FASB Statement 123(R).

DIRECTOR COMPENSATION

The Board has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. During 2013 compensation was paid in cash and restricted stock and is set forth in the table below. Since November 10, 2010, directors are paid the following annual fees:

•	for participation on the Board: $50,000;

•	as chair of a Committee: $20,000;

•	as a committee member: $5,000.

Director Summary Compensation Table (1)

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David C. Beck	75,000	45,750	—	—	—	—	120,750
Salvatore F. Mulia	75,000	45,750	—	—	—	—	120,750
Sam Kirschner	60,000	45,750	—	—	—	—	105,750

(1)	Barry Sloane, the Company’s Chairman, Chief Executive Officer and President, is not included in this table as he was an employee of the Company in 2013 and thus received no compensation for his services as a director. The compensation received by Mr. Sloane as an employee of the Company is shown in the Summary Compensation Table below.

SECURITY OWNERSHIP OF CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The table below shows the number of our common Shares beneficially owned as of February 14, 2014 by:

•	each person or group known by us to beneficially own more than 5% of our outstanding Shares;

•	each director and nominee for director;

•	each executive officer named in the Summary Compensation Table under the heading “Executive Compensation;” and

•	all of our current directors and executive officers of the company as a group.

The number of Shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the SEC, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of February 14, 2014 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding Shares of common shares held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after February 14, 2014 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the Shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of February 14, 2014, there were 35,438,668 Shares issued and outstanding.

Name and Address of Beneficial Owner(1)	Shares Owned	Right to Acquire(2)	Total Beneficial Ownership(3)(4)	Percent of Class	Proforma ownership(6)	Proforma Percent of Class(7)
David C. Beck	188,154	39,685	227,839	*	327,839	*
Craig J. Brunet	86,734	200,000	286,734	*	357,334	*
Jennifer C. Eddelson	13,370	30,000	43,370	*	103,370	*
Sam Kirschner	79,303	—	79,303	*	179,303	*
Salvatore F. Mulia	86,625	—	86,625	*	186,625	*
Jeffrey G. Rubin(5)	4,291,505	—	4,291,505	12.11%	4,291,505	10.8%
Barry Sloane	4,727,464	—	4,727,464	13.34%	5,202,464	13.0%

All current directors and executive Officers as a group (7 persons)			9,742,840	27.49%	10,648,440	26.7%

*	Less than 1% of total common shares outstanding as of February 14, 2014

(1)	Unless otherwise stated, the address of each person listed is c/o Newtek Business Services, Inc., 212 W. 35th Street, 2nd floor, New York, New York 10001.
(2)	Number of shares underlying stock options which are exercisable as of February 14, 2014, or which become exercisable 60 days thereafter.
(3)	As of February 14, 2014 except with respect to Mr. Rubin as of March 14, 2007.
(4)	If the Reincorporation Transaction is approved and the Board proceeds with the Reincorporation Transaction, the adoption of the Stock Plan will result in a change in the vesting period for these options.
(5)	Resigned as President March 7, 2008.
(6)	Represents proforma BDC ownership which accounts for exercise of all outstanding stock options and vesting of all unvested Common Shares.
(7)	Assumes proforma Shares outstanding at BDC conversion date of 39,872,318.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of the Record Date.

Name	Dollar Range of Equity Securities in the Company (1)(2)(3)
David C. Beck	over $	100,000
Sam Kirschner	over $	100,000
Salvatore F. Mulia	over $	100,000
Barry Sloane	over $	100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on a price of $2.86 per share, which was the closing price of our Shares on February 14, 2014.

Required Vote

The approval of the Stock Plan requires the affirmative vote of a majority of the Shares cast in person or by proxy at the Special Meeting. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL IV TO APPROVE A NEW EQUITY COMPENSATION PLAN, AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL IV.

PROPOSAL V – APPROVAL TO ADJOURN TO SOLICIT ADDITIONAL VOTES

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to adjourn the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the Special Meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposal could mean that, even though the Company may have received proxies representing a sufficient number of votes against a proposal to defeat it, the Company’s management could present the adjournment proposal for a vote of the Company’s stockholders and thereby cause the Special Meeting to be adjourned without a vote on the proposal and seek during that period to convince the holders of those Shares to change their votes to vote in favor of the proposal. Therefore, if a stockholder voted against any or all of the other proposals set forth in this proxy statement, then such stockholder may not want to vote for this adjournment proposal.

The Board believes that, if the number of Shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.

Required Vote

Any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for the foregoing proposals requires the affirmative vote of a majority of the Shares represented at the Special Meeting in person or by proxy. An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

THE BOARD BELIEVES THAT A VOTE “FOR” PROPOSAL V TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL OF PROPOSALS I - IV IF THERE ARE NOT SUFFICIENT VOTES FOR THESE PROPOSALS, AS DESCRIBED ABOVE, IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL V.

OTHER MATTERS

The Board is not aware of any business to come before the Special Meeting other than those matters described above in this Proxy Statement/ Prospectus and matters incident to the conduct of the Special Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Special Meeting. Under SEC rules, if a stockholder does not notify the Company within a reasonable time before the date of this Proxy Statement/ Prospectus of such stockholder’s intent to present a proposal at the Special Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Special Meeting, without any discussion of the matter in this Proxy Statement/ Prospectus.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s Public Reference Room in Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to Newtek Business Services, Inc., 212 West 35th Street, 2nd Floor, New York, NY 10001, Attention: Secretary, and can also be accessed through our website at www.thesba.com.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials, delivering a single copy of the proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, please notify your broker if your Shares are held in a brokerage account or the Company if you hold registered Shares. You can notify the Company by sending a written request to, Newtek Business Services, Inc., 212 West 35th Street, 2nd Floor, New York, NY 10001, Attention: Secretary or call (212) 356-9500. Promptly upon receipt by us of such a request from a stockholder, separate proxy materials will be delivered to the requesting stockholder. Stockholders who currently receive multiple copies of the Proxy Statement/ Prospectus at their addresses and would like to request “householding” of their communications should contact their brokers or the Company (if you hold registered Shares).

INVESTMENT ADVISORY AND OTHER SERVICES

Because we will be internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson and Matthew G. Ash (our “executive committee”), under the supervision of our board of directors, and will not depend on a third party investment advisor, we will not pay investment advisory fees and all of our income will be available to pay our operating costs and to make distributions to our stockholders. Our executive committee will also oversee our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet and Ash have been involved together in the structuring and management of equity investments for the past ten years.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our transfer agent, distribution paying agent and registrar is American Stock Transfer and Trust Company whose principal business address is 6201 15th Avenue Brookland, NY 11219.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected McGladrey LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The financial statements of Newtek Business Services, Inc. as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 incorporated by reference in this prospectus have been so included in reliance on the report of CohnReznick LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing. The consolidated financial statements incorporated in this Proxy Statement/Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2013, have been audited by McGladrey LLP, an independent registered public accounting firm, as stated in their report incorporated by reference herein, and have been so incorporated in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

ANNUAL REPORT

A copy of Newtek NY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which includes financial statements, is being furnished with this Proxy Statement/ Prospectus and is incorporated herein by reference. Newtek NY’s Quarterly Reports on Form 10-Q for the quarter ending June 30, 2014 is incorporated herein by reference.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Newtek Business Services Corp.

We have audited the accompanying financial statements of Newtek Business Services Corp. (the “Company”), which comprise the statement of financial position as of March 31, 2014, and the related statements of operations, changes in stockholder’s deficit and cash flows for the period from August 23, 2013 (inception) to March 31, 2014, and the related notes to the financial statements. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services Corp. as of March 31, 2014, and the results of its operations and its cash flows for the period from August 23, 2013 (inception) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/McGladrey LLP

New York, NY

August 27, 2014

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF FINANCIAL POSITION

March 31, 2014

(in thousands)

ASSETS
Deferred financing costs	$658

Total Assets	$658

LIABILITIES AND NET ASSETS
LIABILITIES:
Due to related party	$817

NET ASSETS:
Common stock, par value $0.02 per share (200,000,000 authorized; none issued and outstanding)	$—
Additional paid in capital	—
Deficit	(159)

Net Assets	(159)

Total Liabilities and Net Assets	$658

Net Asset Value Per Share	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF OPERATIONS

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)
Expenses:
Professional fees	158
Filing fees	1

Total expenses	159

Net loss	$(159)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)	Common Stock	Additional Paid-in Capital	Deficit	Total
Balance, beginning of period	$—	$—	$—	$—
Net loss	—	—	(159)	(159)

Balance at March 31, 2014	$—	$—	$(159)	$(159)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CASH FLOWS

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)
Cash flows from operating activities:
Net loss	$(159)
Changes in operating assets and liabilities:
Due to related parties	817

Net cash provided by operating activities	658

Cash flows from financing activities:
Additions to deferred financing costs	(658)

Net increase in cash	—
Cash, beginning of period	—

Cash, end of period	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

NOTE 1—NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Newtek Business Services Corp. (the “Company”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland through merger of Newtek NY into the Company as its successor (the “Merger”). The Company will assume all of the assets and liabilities of Newtek NY and in conjunction with the Merger, shares of Newtek NY will be converted into shares of the Company and Newtek NY will cease to exist. The Merger is contingent upon the successful completion of a proposed public offering of additional shares of the stock of the Company. The Company anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “BDC Election”), and intends to operate subsequently as an internally managed, non-diversified closed-end investment company.

Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective—to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses. The Company’s investment objective also is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. As of March 31, 2014, the Company has not yet begun operations.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation. These costs are expensed as incurred. For the period from inception through March 31, 2014, the Company incurred organization costs of approximately $159,000 which is included in the accompanying statement of operations.

Offering Costs

The Company’s offering costs include, among other things, legal fees, accounting fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 and the Proxy Prospectus on Form N-14, with respect to the Merger and the proposed public offering of its common shares. During the period from August 23, 2013 (inception) through March 31, 2014, the Company had incurred offering costs of approximately $658,000, which were paid or accrued on behalf of the Company by Newtek NY and have been recorded as deferred financing costs in the accompanying statement of financial position.

NOTE 2—RELATED PARTY TRANSACTIONS

In connection with the Company’s BDC Election, the Company has incurred since inception and through March 31, 2014 approximately $817,000 in organization and offering costs. Newtek NY has paid for or accrued all of these costs and the Company has recorded this amount as due to related party as of March 31, 2014.

NOTE 3—SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 27, 2014, the date the financial statements were available for issuance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Newtek Business Services Corp.

We have audited the accompanying consolidated special purpose schedule of investments of Newtek Business Services Corp. (“Newtek Corp.”) as of March 31, 2014. This consolidated special purpose schedule of investments is the responsibility of Newtek Business Services, Inc.’s (“Newtek Inc.”) management, as current holder of the investments. Our responsibility is to express an opinion on this consolidated special purpose schedule of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated special purpose schedule of investments is free of material misstatement. Newtek Inc. is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of Newtek Inc.’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Newtek Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated special purpose schedule of investments, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated special purpose schedule of investments. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated special purpose schedule of investments referred to above presents fairly, in all material respects, the investments to be merged into Newtek Business Services, Corp. as of March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

McGladrey LLP

New York, New York

August 27, 2014

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Performing SBA loans (1):
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Note	Prime plus 2.75%	3/31/2024	1,250.0	1,250.0	1,135.5	0.64%

Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle Outfitters	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	3/31/2039	449.0	449.0	437.6	0.25%

RDT Enterprises, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2028	141.2	141.2	140.2	0.08%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	101.5	101.5	102.6	0.06%

Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC)	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/31/2039	117.5	117.5	102.3	0.06%

Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2024	164.3	164.3	139.8	0.08%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	21.4	21.4	21.6	0.01%

Wilban LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/28/2039	427.5	427.5	414.3	0.24%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	23.9	23.9	24.2	0.01%

Sapienzo Properties LLC (EPC) CNS Self-Storage Inc. (OC)	Real Estate	Term Note	Prime plus 2.75%	3/27/2039	193.8	193.8	195.9	0.11%

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/27/2024	86.1	86.1	78.4	0.04%

Hascher Gabelstapler Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	3/26/2024	143.3	143.3	129.1	0.07%

Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Note	Prime plus 2.75%	3/21/2039	145.0	145.0	134.5	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Company	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	3/20/2039	497.5	497.5	503.1	0.29%

Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/20/2039	110.8	110.8	112.0	0.06%

Kinisi, Inc. dba The River North UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/18/2024	41.3	41.3	36.3	0.02%

Tortilla King, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2029	447.3	447.3	444.2	0.26%

SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Note	Prime plus 2.75%	3/14/2039	408.0	408.0	408.6	0.24%

Tortilla King Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2039	216.9	216.9	203.4	0.11%

Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/13/2039	223.5	223.5	226.0	0.13%

Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Note	Prime plus 2.75%	3/7/2039	157.5	157.5	152.6	0.08%

Onofrio’s Fresh Cut Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/6/2024	75.0	75.0	68.6	0.04%

J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/3/2039	135.6	135.6	124.1	0.07%

Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/28/2024	350.6	350.6	318.0	0.18%

952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	211.0	211.0	197.3	0.11%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	214.2	214.2	202.4	0.11%

Choe Trade Group Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/28/2024	159.3	159.3	154.1	0.09%

R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2039	417.5	417.5	396.1	0.22%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Pindar Associates LLC, Pidar Vineyards LLC,	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/25/2024	712.3	712.3	700.3	0.40%

96 Mill Street LLC, Central Pizza LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/12/2039	141.3	141.3	142.8	0.08%

JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	2/11/2024	280.0	280.0	231.8	0.13%

Awesome Pets II Inc. dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	2/7/2024	83.2	83.2	69.1	0.04%

986 Dixwell Avenue Holding Company, LLC(EPC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/7/2039	99.1	99.1	95.5	0.05%

Sovereign Communications LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	2/7/2024	907.8	907.8	730.4	0.42%

Robert Star Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	2/5/2024	46.8	46.8	46.0	0.03%

Atlas Mountain Construction LLC	Construction of Buildings	Term Note	Prime plus 2.75%	1/28/2024	16.5	16.4	16.1	0.01%

Filson Rental Properties LLC and Aqua Treatment Services Inc.	Machinery Manufacturing	Term Note	Prime plus 2.75%	1/28/2024	132.2	132.2	129.9	0.07%

Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	1/27/2039	129.4	129.2	127.3	0.07%

3Fmanagement LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	1/24/2024	425.0	422.4	359.0	0.21%

JDR Industries Inc. dba CST-The Composites Store	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	1/21/2024	140.3	139.4	118.8	0.07%

Icore Enterprises Inc. dba Air Flow Filters Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	1/15/2024	21.8	21.6	21.2	0.01%

Nutmeg North Associates LLC (OC) Steeltech Building Products Inc.	Construction of Buildings	Term Note	Prime plus 2.75%	12/31/2038	897.3	894.5	838.7	0.48%

Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/30/2027	712.5	712.5	693.5	0.39%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Note	Prime plus 2.75%	12/31/2023	18.7	18.7	15.1	0.01%

Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	12/27/2038	322.5	321.6	297.5	0.16%

CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC)	Food Manufacturing	Term Note	Prime plus 2.75%	12/27/2023	656.3	656.3	645.1	0.36%

Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/26/2023	240.5	237.5	225.2	0.12%

KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/23/2028	190.0	188.7	181.9	0.10%

AIP Enterprises LLC and Spider’s Web Inc. dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	12/20/2038	962.5	959.7	959.4	0.54%

Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	221.5	220.9	217.7	0.12%

Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	88.9	88.6	89.6	0.05%

JackRabbit Sports Inc.	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/20/2023	581.3	569.4	559.7	0.31%

Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	12/19/2023	14.4	14.2	12.5	0.01%

PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/19/2038	555.2	553.6	527.9	0.29%

Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/18/2023	53.7	53.1	49.7	0.03%

TAK Properties LLC and Kinderland Inc.	Social Assistance	Term Note	Prime plus 2.75%	12/18/2038	405.0	403.9	383.3	0.21%

TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	12/13/2023	18.0	18.0	16.0	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
8 Minute Oil Change of Springfield Corporation	Repair and Maintenance	Term Note	Prime plus 2.75%	12/12/2038	196.7	196.2	193.7	0.11%

AUM Estates LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/12/2023	87.5	86.4	76.2	0.04%

920 CHR Realty LLC (EPC) V. Garofalo Carting Inc. (OC)	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/10/2038	418.1	416.9	421.6	0.23%

DKB Transport Corp	Truck Transportation	Term Note	Prime plus 2.75%	12/5/2038	138.7	138.3	139.9	0.08%

Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2038	104.2	103.9	93.3	0.05%

Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2023	545.7	538.9	469.1	0.26%

Spectrum Development LLC and Solvit Inc. & Solvit North, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/2/2023	387.2	382.5	331.0	0.18%

Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	11/27/2023	67.2	66.0	54.2	0.03%

BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	11/27/2038	76.5	76.2	74.2	0.04%

Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/26/2023	162.6	162.6	153.1	0.08%

TNDV: Television LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	11/26/2038	253.8	252.6	246.3	0.14%

Wallace Holdings LLC (EPC) GFA International Inc. (OC)	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.5%	11/25/2023	125.0	122.6	99.6	0.06%

AcuCall LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/21/2023	15.8	15.4	12.1	0.01%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	11/18/2023	45.0	45.0	36.9	0.02%

Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Note	Prime plus 2.75%	11/18/2038	1,250.0	1,244.6	1,097.3	0.61%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Note	Prime plus 2.75%	11/15/2023	75.0	73.6	60.2	0.03%

River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Note	Prime plus 2.75%	11/15/2023	20.0	15.4	13.5	0.01%

Kup’s Auto Spa Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	11/15/2038	396.7	394.9	391.7	0.22%

Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/14/2023	8.3	8.2	6.4	0.00%

Armin and Kian Inc. dba The UPS Store 3714	Couriers and Messengers	Term Note	Prime plus 2.75%	11/13/2023	56.5	55.4	43.6	0.02%

Polpo Realty, LLC (EPC) & Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/6/2038	62.5	62.5	63.2	0.03%

Master CNC Inc. & Master Properties LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	10/31/2038	596.6	593.1	540.4	0.30%

1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/31/2038	212.5	211.3	207.5	0.11%

Logistics Business Solutions Inc. dba The UPS Store	Administrative and Support Services	Term Note	Prime plus 2.75%	10/31/2023	50.0	49.4	44.2	0.02%

Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Note	Prime plus 2.75%	10/31/2023	42.8	42.1	39.9	0.02%

Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Note	Prime plus 2.75%	10/31/2038	945.0	940.4	885.0	0.49%

Mid-Land Sheet Metal Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/31/2038	137.5	136.7	133.5	0.07%

SituatioNormal LLC	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	10/29/2023	19.5	19.0	16.4	0.01%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	586.7	584.1	590.5	0.33%

A-1 Quality Services Corporation	Administrative and Support Services	Term Note	Prime plus 2.75%	10/29/2023	8.8	8.6	6.8	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	10/29/2023	331.3	323.0	270.6	0.15%

Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	10/24/2023	240.1	235.6	223.0	0.12%

Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/24/2038	246.3	244.8	228.6	0.13%

KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/18/2023	25.7	25.1	22.6	0.01%

Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	10/18/2023	87.5	85.3	72.3	0.04%

Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	9/30/2038	223.7	222.1	210.4	0.12%

Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	312.5	311.1	302.8	0.17%

Cencon Properties LLC and Central Connecticut Warehousing Company, Inc.	Warehousing and Storage	Term Note	Prime plus 2.75%	9/30/2038	344.5	342.7	341.8	0.19%

AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	9/30/2023	117.8	114.1	89.7	0.05%

Lenoir Business Partners LLC (EPC) LP Industries, Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	322.7	322.1	310.3	0.17%

Top Properties LLC and LP Industries, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	120.0	119.6	120.9	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool—	Social Assistance	Term Note	Prime plus 2.75%	9/30/2038	97.6	96.9	89.2	0.05%

Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC)	Gasoline Stations	Term Note	Prime plus 2.75%	9/30/2038	676.3	673.1	613.8	0.34%

Shepher District’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2023	1,050.0	1,017.3	1,000.0	0.55%

Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2038	335.1	332.6	320.0	0.18%

Gabrielle Realty, LLC	Gasoline Stations	Term Note	Prime plus 2.75%	9/27/2038	757.5	752.0	708.1	0.39%

Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Note	Prime plus 2.75%	8/27/2028	405.7	398.9	396.2	0.22%

Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Note	Prime plus 2.75%	9/27/2023	62.5	61.3	60.3	0.03%

Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	51.3	50.9	51.4	0.03%

Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/26/2038	100.0	99.4	100.5	0.06%

Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	463.8	460.3	465.4	0.26%

D’Elia Auto Repair Inc dba D’Elia Auto Body	Repair and Maintenance	Term Note	Prime plus 2.75%	9/26/2023	15.0	14.5	11.8	0.01%

HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2023	262.5	262.5	238.5	0.13%

Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	23.9	23.9	24.1	0.01%

Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/25/2023	14.2	13.8	10.9	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	EducationalServices	Term Note	Prime plus 2.75%	9/20/2023	46.2	45.0	37.3	0.02%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/20/2038	268.4	266.4	256.3	0.14%

Westville Seafood LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2038	112.3	111.5	104.3	0.06%

Maynard Enterprises Inc. dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	9/18/2023	16.1	15.7	13.4	0.01%

Grafio Inc. dba Omega Learning Center-Acworth	EducationalServices	Term Note	Prime plus 2.75%	9/13/2023	156.3	151.4	126.1	0.07%

The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/12/2023	421.3	421.0	350.8	0.19%

Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/12/2028	54.8	53.8	48.8	0.03%

Prospect Kids Academy Inc.	Educational Services	Term Note	Prime plus 2.75%	9/11/2038	124.3	123.3	119.7	0.07%

Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/11/2038	39.5	39.2	39.6	0.02%

B for Brunette dba Blo	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/10/2023	53.4	52.4	41.8	0.02%

Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companion	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/4/2038	224.2	222.6	210.6	0.12%

Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/30/2023	187.5	180.5	176.2	0.10%

IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2023	687.5	661.6	568.7	0.31%

ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	8/30/2023	906.3	870.3	784.6	0.43%

Excel RP Inc.	Machinery Manufacturing	Term Note	Prime plus 2.75%	8/30/2023	130.3	125.4	116.5	0.06%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Note	Prime plus 2.75%	8/30/2023	43.3	41.6	38.3	0.02%

Mojo Brands Media LLC dba The Daily Buzz; Life, Love.Shopping	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/28/2023	784.0	754.6	612.1	0.34%

Ramard Inc and Advanced Health Sciences Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/28/2023	187.5	180.5	141.9	0.08%

RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Note	Prime plus 2.75%	8/26/2023	85.8	82.7	81.3	0.04%

JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Note	Prime plus 2.75%	8/16/2023	19.5	18.8	15.9	0.01%

Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	8/15/2023	65.0	62.1	58.9	0.03%

Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	8/14/2038	445.0	441.1	397.2	0.22%

Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/12/2023	22.5	21.8	17.9	0.01%

VesperGroup LLC dba The Wine Cellar	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/5/2023	45.0	43.3	36.2	0.02%

Blacknorange2 LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/31/2023	175.0	169.5	138.3	0.08%

209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC)	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/29/2038	83.9	83.0	80.2	0.04%

Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/26/2038	190.0	188.0	176.7	0.10%

Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	7/24/2023	11.3	10.8	10.6	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Angkor Restaurant Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/19/2038	93.0	92.0	90.6	0.05%

Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2023	87.8	83.9	78.3	0.04%

Harbor Ventilation Inc. and Estes Investment, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2038	92.1	91.3	87.3	0.05%

Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Note	Prime plus 2.75%	7/17/2023	53.7	51.4	40.4	0.02%

JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	121.0	119.6	120.9	0.07%

Maxiflex LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	6/28/2023	153.5	146.0	143.6	0.08%

GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	97.5	96.3	97.4	0.05%

J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	6/28/2025	748.8	742.3	666.5	0.37%

Emerald Ironworks Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/27/2023	72.0	68.7	57.2	0.03%

Contract Packaging Services Inc. dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/21/2023	851.8	814.3	715.0	0.40%

DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/20/2023	11.6	11.0	8.6	0.00%

2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Note	Prime plus 2.75%	6/19/2026	1,250.0	1,110.8	1,076.9	0.60%

Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	6/18/2028	875.0	850.3	844.4	0.47%

KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/14/2023	343.8	326.5	265.5	0.15%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Elite Structures Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/12/2038	932.8	921.6	931.1	0.52%

Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Note	6.00%	6/10/2036	191.0	161.8	163.1	0.09%

CBS Advertising Distributors LLC dba CBS Advertising Distributors LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/6/2023	9.6	9.0	7.1	0.00%

(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/5/2038	188.3	186.0	170.8	0.09%

(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	6/5/2038	186.3	184.1	178.7	0.10%

RXSB, Inc. dba Medicine Shoppe	Health and Personal Care Stores	Term Note	Prime plus 2.75%	5/30/2023	186.3	176.5	138.8	0.08%

Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	5/31/2023	440.7	416.5	383.6	0.21%

RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Note	Prime plus 2.75%	5/31/2023	300.0	282.1	231.6	0.13%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	5/31/2023	162.0	157.9	150.9	0.08%

Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/28/2023	63.5	60.0	53.3	0.03%

Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/24/2023	68.8	63.3	49.8	0.03%

Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/20/2023	17.1	16.1	12.7	0.01%

Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	5/15/2023	116.3	110.3	95.8	0.05%

Atlas Mountain Construction, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	5/13/2038	127.2	125.6	127.0	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Peanut Butter & Co., Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2023	100.0	93.6	75.0	0.04%

PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	4/30/2038	550.0	541.8	510.4	0.28%

PA Farm Products LLC and E & I Holdings LP	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2030	1,248.8	1,236.3	1,071.0	0.59%

Brothers International Desserts	Food Manufacturing	Term Note	Prime plus 2.75%	4/26/2023	230.0	215.5	194.0	0.11%

Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Note	Prime plus 2.75%	4/22/2023	78.8	74.7	62.9	0.03%

Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Note	Prime plus 2.75%	4/18/2038	151.0	148.8	150.4	0.08%

Event Mecca LLC	Other Information Services	Term Note	Prime plus 2.75%	4/10/2023	14.2	13.3	10.3	0.01%

MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Note	Prime plus 2.75%	3/29/2038	336.0	330.5	299.7	0.17%

1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC)	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/29/2038	124.6	122.6	113.9	0.06%

Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	3/29/2038	500.0	490.2	498.0	0.28%

Olalekan O. and Lisa T. Solanke (EPC) A World So Special Inc dba The A	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	3/28/2038	177.5	175.9	179.3	0.10%

Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/27/2023	17.2	16.1	14.5	0.01%

Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Note	Prime plus 2.75%	3/27/2023	217.5	202.4	194.3	0.11%

A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Note	Prime plus 2.75%	3/27/2038	330.3	324.8	316.9	0.18%

Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Note	Prime plus 2.75%	3/27/2028	271.7	261.2	261.4	0.14%

American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/25/2038	537.5	528.7	498.8	0.28%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Michael A. and Heather R. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/22/2038	67.5	66.4	64.8	0.04%

M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/21/2023	288.7	268.3	248.4	0.14%

Truth Technologies Inc. dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/21/2023	79.5	74.0	59.5	0.03%

J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	3/20/2023	181.3	168.6	167.1	0.09%

MPE Realty Partners, LP (EPC) and Coren Metalcrafts Company (OC)	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/19/2028	150.2	144.4	144.5	0.08%

Stellar Environmental LLC	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	3/18/2023	56.3	52.4	50.3	0.03%

N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Note	Prime plus 2.75%	3/15/2038	129.3	127.2	129.6	0.07%

Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/15/2023	523.0	486.6	430.0	0.24%

AUM Estates, LLC and Sculpted Figures Plastics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/14/2038	618.7	608.6	562.3	0.31%

Golden Gate Lodging LLC (OC)	Accommodation	Term Note	Prime plus 2.75%	3/12/2038	115.0	113.1	109.7	0.06%

Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/8/2038	73.8	72.5	73.9	0.04%

River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2038	475.2	466.6	447.3	0.25%

Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2023	103.8	96.6	74.6	0.04%

Grand Manor Realty, Inc.	Real Estate	Term Note	Prime plus 2.75%	2/20/2023	21.8	20.1	15.5	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Osceola River Mill, LLC(EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Note	Prime plus 2.75%	2/20/2038	86.3	84.7	82.3	0.05%

Java Warung, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/19/2038	51.0	50.2	49.0	0.03%

Pacheco Investments LLC (EPC) Pacheco Brothers Gardening Inc. (OC)	Administrative and Support Services	Term Note	Prime plus 2.75%	2/15/2038	425.0	416.6	411.1	0.23%

Nancy & Karl Schmidt (EPC) Moments to Remember USA LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/15/2038	106.2	104.4	101.7	0.06%

Orient Direct, Inc. dba Spracht, Celltek, ODI, ODI Security	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	2/12/2023	84.9	77.5	59.9	0.03%

Knits R Us, Inc. dba NYC Sports / Mingle	Textile Mills	Term Note	Prime plus 2.75%	2/11/2038	125.0	122.8	125.1	0.07%

North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	2/6/2023	15.0	13.9	13.7	0.01%

MJD Investments, LLC dba The Community Day School	Social Assistance	Term Note	Prime plus 2.75%	1/31/2038	258.3	253.3	239.6	0.13%

EZ Towing, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/31/2023	145.0	133.1	112.4	0.06%

Physicians Medical Billing Specialists Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/31/2023	131.3	95.2	94.3	0.05%

Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/28/2038	440.5	433.7	412.2	0.23%

WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical Supply	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/31/2028	271.5	259.2	221.6	0.12%

Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2022	97.5	88.9	69.7	0.04%

Macho LLC (EPC) Madelaine Chocolate Novelties Inc. (OC)	Food Manufacturing	Term Note	Prime plus 2.75%	12/31/2037	500.0	491.7	501.1	0.28%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/28/2022	513.7	468.4	455.1	0.25%

Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Note	Prime plus 2.75%	12/28/2022	132.9	121.4	118.3	0.07%

Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2022	49.8	45.4	40.2	0.02%

Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/28/2037	205.5	201.2	201.5	0.11%

Babie Bunnie Enterprises Inc. dba Triangle Mothercare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/28/2022	46.3	42.1	32.5	0.02%

Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/27/2022	166.8	152.0	150.6	0.08%

Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/27/2037	517.5	508.2	517.9	0.29%

Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/21/2022	66.2	60.1	51.2	0.03%

Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/20/2027	389.6	370.2	310.0	0.17%

Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/20/2022	225.0	205.8	180.4	0.10%

The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/17/2022	22.5	20.5	20.3	0.01%

Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	12/11/2022	42.5	38.4	38.1	0.02%

G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen and D	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2022	127.1	115.8	94.9	0.05%

Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/30/2037	286.5	280.2	274.2	0.15%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/30/2022	387.5	350.8	270.9	0.15%

Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Note	Prime plus 2.75%	11/30/2037	136.5	133.7	114.2	0.06%

Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1 LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/29/2023	400.0	385.1	342.8	0.19%

214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Note	Prime plus 2.75%	11/29/2037	153.9	150.4	145.1	0.08%

Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	11/28/2037	223.8	218.7	219.2	0.12%

Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/27/2037	185.2	181.3	176.4	0.10%

D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	11/27/2022	9.7	8.8	6.8	0.00%

DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/26/2022	65.0	57.6	57.1	0.03%

Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Note	Prime plus 2.75%	11/21/2022	17.0	15.3	13.0	0.01%

U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Note	Prime plus 2.75%	11/21/2037	96.2	94.1	95.9	0.05%

Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/21/2022	275.0	249.7	219.6	0.12%

R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Note	Prime plus 2.75%	11/20/2037	180.0	175.9	173.6	0.10%

PGH Groceries LLC DBA The Great American Super	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/19/2037	68.8	67.2	65.3	0.04%

St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/19/2022	21.0	19.0	18.8	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Note	Prime plus 2.75%	11/9/2022	22.2	20.1	16.7	0.01%

Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Note	Prime plus 2.75%	11/2/2037	265.9	260.0	234.7	0.13%

Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/26/2022	180.0	165.5	127.8	0.07%

Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/19/2022	59.8	53.6	53.1	0.03%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2022	180.0	165.5	153.7	0.09%

Feinman Mechanical, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/28/2028	323.0	305.2	270.0	0.15%

LA Diner Inc. dba Loukas LA Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/28/2037	677.5	662.1	674.7	0.37%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/28/2022	258.8	230.8	178.3	0.10%

KabaFusion Holdings, LLC, KabaFusion, LLC & Health Care Services, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/28/2022	80.0	43.3	34.7	0.02%

Dill Street Bar and Grill Inc. and WO Entertainment, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/27/2027	122.9	115.8	98.3	0.05%

University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/27/2022	76.0	67.7	67.1	0.04%

Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/26/2037	183.7	180.4	172.2	0.10%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/26/2022	743.9	684.7	670.0	0.37%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Market and Deli	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/21/2037	252.3	245.8	232.0	0.13%

O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2037	65.5	63.8	59.3	0.03%

AdLarge Media LLC dba AdLarge Media LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/13/2022	250.0	223.0	172.2	0.10%

Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/12/2022	19.5	17.4	13.5	0.01%

Paramount Games, Inc. dba Paramount Games, Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	9/4/2025	720.8	667.9	597.4	0.33%

Michael J. Speeney & Joyce Speeney, R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2037	367.5	357.5	364.3	0.20%

R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2022	155.0	137.0	135.8	0.08%

KabaFusion Holdings LLC KabaFusion LLC Home Care Services Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/31/2022	470.0	420.5	332.0	0.18%

AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Note	Prime plus 2.75%	8/27/2022	16.5	14.7	14.3	0.01%

New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	8/23/2037	285.6	277.9	248.2	0.14%

Suncoast Aluminum Furniture, Inc.	Furniture and Related Product Manufacturing	Term Note	Prime plus 2.75%	8/17/2037	360.0	350.2	355.2	0.20%

Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	8/3/2022	185.0	164.6	145.7	0.08%

Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/27/2022	107.3	94.1	87.7	0.05%

Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/27/2022	15.0	13.0	11.7	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/25/2022	50.0	45.7	43.9	0.02%

WPI, LLC	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	6/29/2024	129.5	116.5	102.7	0.06%

Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2022	1,166.7	1,056.3	969.6	0.54%

Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Note	Prime plus 2.75%	6/29/2037	288.5	279.5	265.1	0.15%

Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/28/2022	194.0	169.7	168.2	0.09%

Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Note	Prime plus 2.75%	6/27/2037	69.8	67.6	66.2	0.04%

BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/22/2026	521.2	483.3	420.5	0.23%

KIND-ER-ZZ Inc. dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/15/2022	50.0	43.1	33.6	0.02%

Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/14/2022	20.3	17.6	13.6	0.01%

Four FiftyThree Realty LLC and Milano Series International Products	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/14/2037	220.5	213.6	217.7	0.12%

TNDV: Television LLC	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	6/13/2022	127.5	111.1	100.9	0.06%

Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	5/30/2022	137.0	118.4	105.9	0.06%

Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	5/31/2030	154.9	145.9	137.8	0.08%

Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/31/2022	47.9	37.0	36.7	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/31/2037	121.3	117.6	115.1	0.06%

ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	5/31/2037	62.9	60.8	58.9	0.03%

Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/17/2037	284.0	274.7	274.3	0.15%

Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/10/2022	22.5	19.5	15.0	0.01%

STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/9/2037	131.8	127.9	122.5	0.07%

Bisson Transportation, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2037	588.1	570.4	530.8	0.29%

Bisson Moving & Storage Company Bisson Transportation Inc.	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2022	528.7	467.6	427.7	0.24%

Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Note	Prime plus 2.75%	5/3/2037	381.3	368.8	375.8	0.21%

Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	4/30/2022	125.0	107.7	106.7	0.06%

Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/27/2022	8.2	7.1	6.5	0.00%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	4/25/2022	228.8	199.0	169.5	0.09%

Zane Filippone Co Inc. dba Culligan Water Conditioning	Nonstore Retailers	Term Note	Prime plus 2.75%	4/12/2022	558.2	483.7	448.8	0.25%

Indoor Playgrounds Limited Liability Company	Educational Services	Term Note	Prime plus 2.75%	4/5/2022	19.5	15.5	14.3	0.01%

Access Staffing, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/30/2022	187.5	159.6	132.3	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Brandywine Picnic Park, Inc. and B. Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/30/2031	231.5	218.3	220.6	0.12%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/30/2022	466.2	396.3	352.4	0.19%

Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2037	755.4	735.0	751.7	0.42%

Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	3/23/2028	103.7	95.8	85.6	0.05%

Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	3/22/2027	1,178.8	1,080.9	1,002.5	0.55%

BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	3/2/2022	451.3	371.2	313.7	0.17%

ATC Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2022	10.2	8.6	8.2	0.00%

Amical Enterprises, Inc., Integrated Software Solutions Corp.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	2/10/2037	85.0	81.8	81.7	0.05%

Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/24/2032	141.3	134.5	133.7	0.07%

ATI Jet, Inc., ATI Jet Sales, LLC and Tohme Family Trust	Air Transportation	Term Note	Prime plus 2.75%	12/28/2026	852.8	781.2	742.5	0.41%

J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/22/2036	495.0	476.9	487.7	0.27%

Drivertech, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	12/20/2021	312.5	258.5	214.4	0.12%

K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/20/2021	73.6	61.1	50.7	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
15 Frederick Place LLC & Pioneer Windows Holdings Inc. & Subs dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/16/2021	250.0	207.4	205.4	0.11%

M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/15/2021	238.2	190.5	172.2	0.10%

Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	12/15/2021	130.8	108.4	105.3	0.06%

GP Enterprises LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	727.5	698.2	714.1	0.39%

GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	522.5	501.5	512.9	0.28%

Taylor Transport, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	12/8/2021	515.5	423.0	403.1	0.22%

City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	11/30/2025	165.8	148.8	143.4	0.08%

Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Note	Prime plus 2.75%	11/21/2021	337.5	300.3	297.4	0.16%

Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/18/2026	192.5	174.7	160.2	0.09%

Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/16/2021	62.5	51.6	50.6	0.03%

MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Note	Prime plus 2.75%	11/10/2021	137.5	113.2	96.3	0.05%

KabaFusion Holdings, LLC and Home Care Services, Inc. and KabaFusion	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/26/2021	312.5	251.1	211.6	0.12%

K9 Bytes, Inc & Epazz, Inc. dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	10/26/2021	58.7	48.0	40.8	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Note	Prime plus 2.75%	10/25/2036	938.3	896.6	896.4	0.50%

28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/25/2021	22.5	18.4	18.2	0.01%

C & G Engines Corp.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	9/30/2021	1,041.4	854.5	759.7	0.42%

Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2021	302.5	242.5	233.3	0.13%

PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/30/2036	137.5	131.2	131.8	0.07%

39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	28.5	27.1	27.7	0.02%

39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	83.3	79.4	81.1	0.04%

Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2021	1,070.0	863.1	715.8	0.40%

Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/28/2036	422.6	403.5	412.6	0.23%

Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/26/2021	62.5	50.6	43.9	0.02%

Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	9/8/2021	400.0	225.1	186.7	0.10%

Sure Fire Protection Company Incorporated	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/7/2021	18.0	14.6	12.1	0.01%

Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2036	16.4	15.7	15.4	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	8/31/2021	575.0	465.0	446.1	0.25%

SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/31/2021	806.2	638.9	611.3	0.34%

Trademark Equipment Company Inc. and David A. Daniel	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	8/19/2036	133.6	127.2	125.9	0.07%

Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	8/19/2021	187.5	142.0	140.6	0.08%

A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	8/12/2036	101.0	96.2	97.9	0.05%

Valiev Ballet Academy, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	8/12/2036	91.5	87.1	85.0	0.05%

LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/3/2036	77.5	73.3	75.0	0.04%

Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	7/29/2021	17.5	10.5	10.3	0.01%

MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/30/2036	248.5	235.9	228.6	0.13%

Jenny’s Wunderland, Inc.	Social Assistance	Term Note	Prime plus 2.75%	6/29/2036	160.5	153.0	145.3	0.08%

Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2036	44.8	42.7	43.1	0.02%

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/29/2036	338.1	326.7	334.1	0.18%

Nextgen, LLC & Tri Span, Inc dba Nextgen	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/22/2036	275.0	258.5	252.8	0.14%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/22/2021	250.0	197.1	163.5	0.09%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Nextgen, LLC & Tri Span, Inc dba Nextgen	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/22/2036	60.5	54.3	53.4	0.03%

Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/17/2021	426.0	336.8	333.4	0.18%

Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/15/2036	184.8	175.6	174.0	0.10%

Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/13/2036	256.1	243.2	232.6	0.13%

Major Queens Body & Fender Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	6/10/2021	28.6	22.8	22.6	0.01%

J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/8/2036	449.3	427.9	424.1	0.23%

Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/3/2021	65.5	50.1	42.0	0.02%

Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/31/2021	7.5	5.9	5.3	0.00%

Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/27/2021	16.5	13.0	12.8	0.01%

Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	5/25/2021	212.5	165.6	150.6	0.08%

Home Care Services, Inc. and KabaFusion, LLC and KabaFusion Holdings	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/13/2021	413.8	326.8	275.3	0.15%

MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/26/2021	46.0	35.6	29.5	0.02%

Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	4/25/2036	138.1	130.4	133.4	0.07%

Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Note	Prime plus 2.75%	4/20/2036	127.5	120.6	122.9	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Note	Prime plus 2.75%	4/18/2036	129.5	122.5	125.2	0.07%

3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	4/13/2036	170.0	160.5	158.8	0.09%

Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Note	Prime plus 2.75%	4/4/2021	625.0	482.7	476.8	0.26%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/30/2021	3.8	2.9	2.8	0.00%

JOKR Enterprises, PLLC	Repair and Maintenance	Term Note	Prime plus 2.75%	3/30/2036	292.2	275.8	276.8	0.15%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/29/2023	93.0	75.9	73.6	0.04%

Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Note	Prime plus 2.75%	3/24/2036	15.5	14.6	15.1	0.01%

Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/21/2021	57.3	43.9	39.3	0.02%

Food & Beverage Associates Of N.J. Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/11/2021	10.0	7.5	7.4	0.00%

Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	3/11/2036	19.6	18.6	19.2	0.01%

Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/10/2021	153.0	117.3	107.0	0.06%

LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2021	75.1	56.9	51.1	0.03%

QuelhiKids, LLC dba Kidville Carlsbad	Educational Services	Term Note	Prime plus 2.75%	2/28/2026	27.5	21.7	19.7	0.01%

Stephen Frank, Patricia Frank and Suds Express LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	2/25/2023	63.0	51.1	50.9	0.03%

Reminder Media, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/15/2021	200.0	151.5	149.9	0.08%

SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/11/2036	61.0	57.7	58.8	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Note	Prime plus 2.75%	1/31/2036	31.1	29.2	30.1	0.02%

Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/28/2036	113.4	106.6	109.7	0.06%

Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/28/2021	12.5	9.4	8.4	0.00%

Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/24/2021	100.8	77.4	69.3	0.04%

Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	1/14/2027	117.6	102.6	100.6	0.06%

Arrow Critical Supply Solution, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	1/12/2021	30.0	22.5	20.2	0.01%

Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/29/2020	5.0	3.8	3.7	0.00%

Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/29/2020	7.6	5.7	5.1	0.00%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	189.5	178.1	183.3	0.10%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	74.3	70.0	72.0	0.04%

Marine Container Services, Inc. & Management Consulting Brokerage, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	12/21/2020	50.3	37.3	36.9	0.02%

Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Note	Prime plus 2.75%	12/17/2035	27.7	26.0	26.3	0.01%

Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/13/2020	20.5	15.2	13.6	0.01%

Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Note	Prime plus 2.75%	11/30/2035	34.0	31.9	32.6	0.02%

Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/1/2020	66.4	48.0	47.4	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/19/2035	50.0	45.9	47.2	0.03%

Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/18/2020	42.5	31.1	30.8	0.02%

Alexandra and James, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/16/2020	200.0	146.9	131.5	0.07%

West Cobb Enterprises, Inc. and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/12/2035	148.7	139.3	139.4	0.08%

Somerset Rehabilitation Services, P.A. and William Kasserman	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/29/2020	40.0	29.1	28.8	0.02%

Interim Healthcare of Delaware, LLC dba Interim Healthcare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/21/2020	73.0	52.0	51.5	0.03%

Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/20/2020	43.5	31.7	31.1	0.02%

R2 Tape, Inc. dba Presto Tape and Michael J.and Joyce Spenney	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	10/20/2020	224.4	163.5	159.3	0.09%

Bright Blooms, LLC dba BrightStar of Boise	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/19/2020	24.4	17.8	17.6	0.01%

Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	10/6/2035	146.6	137.5	141.6	0.08%

Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/4/2035	122.5	115.3	118.7	0.07%

Wise Forklift Inc.	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	10/1/2020	296.8	213.3	211.2	0.12%

California College of Communications, Inc.	Educational Services	Term Note	Prime plus 2.75%	11/2/2020	172.5	125.8	112.6	0.06%

Diag, LLC dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/21/2020	37.5	25.8	23.1	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/30/2035	228.2	212.9	187.4	0.10%

Epazz, Inc dba Epazz	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	9/30/2020	18.5	13.3	11.9	0.01%

Success Express,Inc. dba Success Express	Couriers and Messengers	Term Note	Prime plus 2.75%	9/29/2020	91.8	66.0	59.1	0.03%

Adams & Hancock LLC dba Brightstar Overland Park & Jordon & Pippen, LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2020	19.8	8.9	8.8	0.00%

Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	9/20/2020	204.0	147.1	133.3	0.07%

Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Note	Prime plus 2.75%	9/17/2020	17.7	12.8	12.0	0.01%

Moore Medical Inc. dba Pontchartrain Orthotics & Prosthetics Sports Med	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/10/2020	16.0	11.6	10.6	0.01%

North East Louvers, Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/3/2027	45.0	39.2	39.6	0.02%

Newsome Trucking Inc. and Kevin Newsome	Truck Transportation	Term Note	Prime plus 2.75%	9/2/2035	423.0	395.0	347.7	0.19%

Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Note	Prime plus 2.75%	9/2/2035	50.1	46.7	41.1	0.02%

DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2020	7.5	5.1	5.0	0.00%

Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2020	60.0	42.7	38.3	0.02%

Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2035	12.0	11.0	9.7	0.01%

Varjabedian Attorneys PC dba Varjabedian Attorneys	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/23/2020	27.3	6.3	5.7	0.00%

Planet Verte,LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2020	40.0	28.6	25.6	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
B-Tec, LLC dba B-Tec	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/19/2035	45.0	39.3	34.5	0.02%

Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/19/2035	51.7	48.2	42.4	0.02%

Integrated Software Solutions Corp dba MEDEZ	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	7/30/2035	28.8	26.8	23.6	0.01%

Members Only Software	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2020	40.3	28.5	27.0	0.01%

New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	7/29/2035	76.2	70.7	60.7	0.03%

Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2035	105.0	97.6	85.9	0.05%

ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/30/2020	50.0	34.9	34.6	0.02%

I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	6/29/2035	74.9	69.6	61.3	0.03%

WeaverVentures, Inc dba The UPS Store	Postal Service	Term Note	Prime plus 2.75%	7/28/2020	23.8	16.7	15.0	0.01%

Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/25/2020	27.5	19.6	19.4	0.01%

Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/25/2020	5.4	3.2	2.9	0.00%

CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Note	Prime plus 2.75%	6/25/2020	26.4	18.1	16.2	0.01%

H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corporation	Accommodation	Term Note	Prime plus 2.75%	7/23/2020	62.0	26.6	26.3	0.01%

Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/22/2035	94.6	87.8	73.9	0.04%

B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/22/2035	242.1	224.8	192.2	0.11%

M & H Pine Straw, Inc.and Harris Maloy	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	7/10/2020	67.5	44.5	42.2	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Note	Prime plus 2.75%	7/8/2028	50.0	43.6	43.9	0.02%

ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	7.5	5.2	4.7	0.00%

ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	6.1	4.2	3.8	0.00%

Dr. Nelson T. Goff dba Family Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/26/2035	32.1	29.0	25.5	0.01%

Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/6/2020	24.3	17.2	17.1	0.01%

GMA Care, Inc. dba Brighstar of Edison	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/15/2017	19.7	10.1	9.0	0.00%

M & H Pine Straw, Inc. and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	4/30/2020	183.3	115.4	109.7	0.06%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2035	204.0	188.7	163.1	0.09%

Clearbay Enterprises, Inc. dba First Class Kennels	Personal and Laundry Services	Term Note	Prime plus 2.75%	4/30/2034	60.0	55.0	49.3	0.03%

New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/15/2020	24.8	1.2	1.2	0.00%

Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	4/26/2020	6.3	4.3	4.0	0.00%

Taboma Corporation d/b/a BrightStar	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/25/2020	15.6	10.6	10.2	0.01%

Marine Container Services, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	4/25/2020	142.6	96.5	95.0	0.05%

JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/23/2020	15.0	10.2	9.5	0.01%

Caring Hands Pediatrics,P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/9/2020	14.5	9.9	9.2	0.01%

Platinum Operating Co, LLC dba Meineke Car Care Center 2	Repair and Maintenance	Term Note	Prime plus 2.75%	3/5/2035	76.6	71.1	72.4	0.04%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/30/2034	42.5	39.1	39.8	0.02%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2019	15.0	9.2	9.0	0.01%

Adams and Hancock,LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2020	43.6	24.7	23.3	0.01%

Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/29/2024	126.5	100.5	97.4	0.05%

Music Mountain Water Company,LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	12/29/2019	185.3	120.9	119.5	0.07%

Bonet Kidz Inc. dba Kidville	Educational Services	Term Note	Prime plus 2.75%	3/16/2020	15.5	7.2	6.8	0.00%

CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Note	Prime plus 2.75%	12/11/2019	58.5	37.0	34.5	0.02%

David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/11/2019	9.0	5.9	5.8	0.00%

Kids at Play LLC dba Kidville	Social Assistance	Term Note	Prime plus 2.75%	3/1/2020	35.4	23.4	21.8	0.01%

KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/19/2034	58.3	53.5	54.3	0.03%

Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	12/12/2019	10.0	6.5	6.4	0.00%

Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Note	Prime plus 2.75%	11/28/2019	57.0	36.4	33.9	0.02%

Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/29/2034	147.5	135.0	139.0	0.08%

Lebenthal & Co., LLC and Alexandra & James, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2019	100.0	60.3	56.3	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	4/17/2019	308.2	174.9	171.6	0.09%

David and Julie Nodland LLC dba Relax The Back	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	9/30/2015	17.4	4.4	4.2	0.00%

Gray Tree Service, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2018	50.0	27.4	27.0	0.01%

Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/15/2016	8.3	2.1	2.0	0.00%

Envy Salon & Spa LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/4/2018	20.3	11.0	10.5	0.01%

Gourmet to You, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2019	12.1	6.6	6.3	0.00%

Carnagron LLC dba GearBling	Apparel Manufacturing	Term Note	Prime plus 2.75%	11/1/2018	6.8	3.6	3.5	0.00%

Grapevine Professional Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	1/22/2019	8.2	4.3	4.2	0.00%

Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/30/2018	7.5	3.2	3.1	0.00%

Hot Buckles, Inc.	Apparel Manufacturing	Term Note	Prime plus 2.75%	6/27/2018	57.6	29.5	28.2	0.02%

Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Note	Prime plus 2%	12/27/2018	411.5	221.1	207.2	0.11%

Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/26/2018	425.0	222.3	211.9	0.12%

E & J Weston Corporation dba We Are Eyes	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/24/2018	50.6	27.8	26.5	0.01%

AmpliTech, Inc.	Computer and Electronic Product Manufacturing	Term Note	Prime plus 2.75%	9/20/2015	61.8	16.2	16.0	0.01%

Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/9/2018	88.0	46.5	44.5	0.02%

K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Note	Prime plus 2.75%	8/5/2018	81.3	41.5	40.2	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2018	86.2	42.9	41.8	0.02%

CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	6/14/2018	144.9	72.8	71.1	0.04%

Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/7/2018	22.5	11.0	10.8	0.01%

Electric Wonderland, Inc. dba Showroom Seven International	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	5/22/2015	52.5	6.5	6.4	0.00%

Beer Table, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/8/2018	10.5	4.5	4.5	0.00%

D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Note	6.00%	8/1/2031	57.7	53.9	53.9	0.03%

Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning	Repair and Maintenance	Term Note	Prime plus 2.75%	3/29/2018	9.4	4.5	4.4	0.00%

Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/22/2018	49.8	23.6	23.2	0.01%

Shivsakti, LLC dba Knights Inn	Accommodation	Term Note	Prime plus 2.75%	12/20/2032	92.5	80.6	83.0	0.05%

Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Note	6.00%	3/19/2018	87.5	74.2	72.2	0.04%

Zog Inc.	Other Information Services	Term Note	6.00%	3/17/2018	97.5	84.3	81.8	0.05%

Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Note	Prime plus 2.75%	3/12/2018	9.8	4.6	4.5	0.00%

A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	2/15/2018	100.0	45.5	44.6	0.02%

Enewhere Custom Canvas, LLC	Textile Product Mills	Term Note	Prime plus 2.75%	2/15/2018	12.0	5.7	5.5	0.00%

All American Printing	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/26/2032	69.8	61.1	63.0	0.03%

Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/19/2018	9.7	4.1	4.1	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Note	Prime plus 2.5%	4/3/2018	434.4	361.1	350.6	0.19%

Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2017	44.0	19.8	19.3	0.01%

RCB Enterprises, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2017	21.2	11.4	11.1	0.01%

Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/18/2017	168.7	75.5	73.9	0.04%

Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Note	Prime plus 2.75%	12/17/2017	8.4	3.0	2.9	0.00%

Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2017	93.1	41.1	39.9	0.02%

Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Note	Prime plus 2.75%	12/10/2017	71.7	32.4	31.5	0.02%

David and Julie Nodland, LLC dba Relax the Back	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/6/2017	63.1	28.3	27.5	0.02%

Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/28/2017	18.6	8.2	7.9	0.00%

The Design Shop, LLC	Textile Mills	Term Note	Prime plus 2.75%	11/27/2027	247.5	199.2	201.9	0.11%

MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Note	Prime plus 2.75%	11/14/2017	6.9	2.8	2.7	0.00%

Jung Design, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/3/2014	4.1	0.5	0.5	0.00%

Kings Laundry,LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/30/2017	64.5	28.3	27.8	0.02%

Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	10/17/2017	15.0	6.5	6.4	0.00%

Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Note	Prime plus 2.75%	12/29/2017	21.1	7.6	7.5	0.00%

Jebb Consulting, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2014	16.0	0.7	0.7	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/15/2017	12.6	5.3	5.2	0.00%

Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Note	Prime plus 2.75%	8/29/2017	9.0	3.3	3.2	0.00%

1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	5/18/2032	15.8	13.5	13.9	0.01%

Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Note	Prime plus 2.75%	8/17/2017	315.0	112.9	110.9	0.06%

Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/11/2017	50.0	20.9	20.3	0.01%

South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Note	Prime plus 2.75%	8/10/2016	61.8	16.3	16.0	0.01%

Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/30/2017	148.9	59.9	58.8	0.03%

Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/16/2017	10.0	3.7	3.6	0.00%

Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Note	Prime plus 2.25%	9/7/2027	267.3	212.4	208.8	0.12%

CCS, Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	2/28/2015	2.9	0.3	0.3	0.00%

L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	5/27/2017	12.8	4.3	4.2	0.00%

M and K Nutrition LLC	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	2/9/2017	22.5	8.6	8.3	0.00%

Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/5/2026	52.6	39.8	40.2	0.02%

Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/30/2017	5.6	1.5	1.5	0.00%

Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/31/2017	6.0	2.2	2.1	0.00%

No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	4/26/2017	6.7	2.0	1.9	0.00%

Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Note	Prime plus 2.75%	4/25/2017	7.5	2.9	2.8	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	1/17/2017	10.8	4.0	3.9	0.00%

Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	1/5/2027	286.9	222.2	225.0	0.12%

Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2017	5.0	1.8	1.7	0.00%

Kyoshi Enterprises, LLC	Educational Services	Term Note	Prime plus 2.75%	12/29/2016	22.5	7.8	7.6	0.00%

Spain Street LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2017	14.5	5.7	5.6	0.00%

Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/27/2017	13.0	4.3	4.2	0.00%

Jojan, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.25%	12/18/2031	49.7	42.1	41.6	0.02%

Misri Liquors, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/18/2016	67.5	23.3	22.8	0.01%

Tri-State Services, Inc.	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	11/14/2016	4.1	1.3	1.3	0.00%

Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/3/2016	3.6	1.2	1.1	0.00%

Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	11/1/2016	3.8	1.2	1.1	0.00%

Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/27/2019	46.2	9.0	8.9	0.00%

Smooth Grounds, Inc.	Food Services and Drinking Places	Term Note	7.75%	10/11/2016	64.5	43.4	43.3	0.02%

Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/20/2016	27.1	7.4	7.2	0.00%

Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/6/2016	3.6	1.2	1.2	0.00%

Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Note	Prime plus 2.75%	9/2/2016	13.6	4.2	4.1	0.00%

A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/1/2016	8.2	2.5	2.4	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Flint Batteries, LLC	General Merchandise Stores	Term Note	Prime plus 2.75%	7/21/2016	46.9	12.1	11.8	0.01%

Swerve Salon, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/18/2016	5.9	0.3	0.3	0.00%

Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/29/2016	7.0	1.7	1.6	0.00%

Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2016	5.5	1.7	1.7	0.00%

It’s A Buffalo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/26/2016	219.8	63.1	61.9	0.03%

Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India	Educational Services	Term Note	Prime plus 2.75%	5/12/2016	16.3	4.7	4.6	0.00%

Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	5/5/2016	8.8	2.4	2.4	0.00%

Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	3/22/2016	8.1	2.1	2.1	0.00%

Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Note	Prime plus 2.75%	3/3/2028	244.7	186.5	189.5	0.10%

Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/27/2031	12.0	10.0	10.3	0.01%

Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/12/2016	15.0	3.3	3.3	0.00%

Spencer Fitness, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/11/2016	2.2	0.5	0.5	0.00%

Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Note	6.00%	12/1/2015	1,076.8	906.0	886.0	0.49%

Hyperbaric Medical Technologies, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/29/2015	62.5	14.4	14.1	0.01%

Hillside Fence Company, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.25%	2/1/2020	206.5	69.9	68.1	0.04%

The K Dreyer Company	General Merchandise Stores	Term Note	Prime plus 2.75%	12/20/2015	14.4	3.4	3.3	0.00%

Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Note	Prime plus 2.25%	12/7/2015	77.0	19.7	19.1	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Note	Prime plus 2.75%	10/28/2026	5.1	3.9	3.9	0.00%

Fleming Marketing, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/26/2015	8.0	0.3	0.3	0.00%

JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	10/13/2015	125.0	25.5	24.9	0.01%

My Baby Nest, LLC	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	9/30/2015	4.5	0.9	0.9	0.00%

Polaris Press, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/29/2015	7.7	1.6	1.6	0.00%

NRP Convenience, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/28/2015	36.4	3.1	3.0	0.00%

Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Note	Prime plus 2.75%	5/2/2030	76.9	68.1	69.8	0.04%

Daniel Knits, Inc & J & J Garment, Inc	Textile Mills	Term Note	Prime plus 2.75%	4/22/2015	57.7	9.2	9.0	0.00%

Jenchad, Inc and Chadjen, Inc	Repair and Maintenance	Term Note	Prime plus 2.125%	4/7/2025	277.5	139.9	136.6	0.08%

Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	3/31/2030	12.3	10.2	10.4	0.01%

Hyperbaric Medical Technologies, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2015	128.0	18.3	17.9	0.01%

Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	3/1/2025	25.1	18.0	18.1	0.01%

Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	1/21/2015	9.5	1.1	1.1	0.00%

TD-Roc’s Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2014	201.2	10.0	9.8	0.01%

North Castle Sports Associates, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	12/20/2014	26.2	1.6	1.6	0.00%

Jersey Style Pizza, LLC	Food Services and Drinking Places	Term Note	6.00%	12/17/2014	41.0	4.3	4.2	0.00%

Major Queens Body & Fender Corp.	Repair and Maintenance	Term Note	Prime plus 3.75%	12/17/2014	9.1	1.0	1.0	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gary L. Lett, D.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/15/2014	6.8	0.6	0.5	0.00%

Seaghan Entertainment, Inc. DBA Pump It Up	Social Assistance	Term Note	Prime plus 2.75%	10/20/2014	17.6	1.4	1.4	0.00%

Bouquet Becla, Inc.	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	9/22/2014	8.0	0.1	0.1	0.00%

LJ Parker, L.L.C. dba Kwik Kopy Business Center 120	Administrative and Support Services	Term Note	7.00%	9/8/2014	62.1	36.3	35.6	0.02%

Moonlight Multi Media Production, Inc.	Other Information Services	Term Note	5.30%	2/1/2025	7.0	4.9	4.7	0.00%

McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/30/2029	17.2	13.2	13.5	0.01%

Hyperbaric Medical Technologies, Inc. and Advanced Clinical Tech	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/21/2014	46.0	2.1	2.0	0.00%

Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Note	Prime plus 3.75%	3/1/2018	13.5	4.6	4.6	0.00%

Beverage Solutions, Inc.	Nonstore Retailers	Term Note	Prime plus 2.75%	5/13/2014	5.4	0.2	0.2	0.00%

Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 1.50%	3/18/2029	42.9	32.8	30.8	0.02%

Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Note	Prime plus 2.50%	2/27/2024	18.3	12.1	12.0	0.01%

H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Note	5.00%	12/22/2028	254.0	95.4	95.1	0.05%

John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/19/2028	18.0	14.1	14.4	0.01%

Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Note	Prime plus 2.25%	11/10/2028	25.3	19.8	19.5	0.01%

Akshar Group, LLC dba Amerihost Inn	Accommodation	Term Note	6.00%	11/5/2028	68.3	53.8	51.5	0.03%

Min Hui Lin	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/30/2028	28.8	20.2	20.6	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Note	Prime plus 2.5%	4/5/2029	61.1	48.6	48.9	0.03%

Steve Coury Ford,Lincoln—Mercury, Inc	Motor Vehicle and Parts Dealers	Term Note	6.00%	9/15/2014	34.6	8.4	8.2	0.00%

Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Note	Prime plus 2.50%	8/6/2028	12.4	9.5	9.5	0.01%

D & M Seafood, LLC d/b/a Rick’s Seafood	Food Manufacturing	Term Note	Prime plus 2.75%	10/10/2015	85.0	5.7	5.5	0.00%

Rama, Inc. dba Staybridge Suites	Accommodation	Term Note	Prime plus 2.00%	4/18/2026	675.0	467.0	453.0	0.25%

B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.00%	3/30/2021	57.2	28.9	28.0	0.02%

RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Note	Prime plus 2.50%	1/31/2023	14.3	9.4	9.3	0.01%

Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Note	Prime plus 2.00%	6/29/2025	16.9	10.9	10.6	0.01%

Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Note	Prime plus 2.75%	12/29/2021	6.0	3.3	3.3	0.00%

M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2.00%	3/20/2025	53.2	11.7	11.4	0.01%

OrthoQuest, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.00%	3/12/2022	13.0	6.5	6.3	0.00%

CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Note	Prime plus 2.25%	4/30/2024	68.1	39.3	38.6	0.02%

Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/16/2025	10.2	6.0	6.1	0.00%

Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Note	Prime plus 2.25%	9/8/2023	22.6	14.8	14.5	0.01%

Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Note	Prime plus 2.25%	2/14/2025	53.2	34.3	33.6	0.02%

Maruti, Inc	Accommodation	Term Note	Prime plus 2.25%	11/25/2024	50.4	32.0	31.4	0.02%

Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	10/19/2022	19.5	14.0	13.9	0.01%

LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Note	Prime plus 2.25%	9/27/2024	85.1	51.5	50.6	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	3/13/2023	15.7	9.3	9.3	0.01%

Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2.25%	5/31/2023	46.4	26.6	26.1	0.01%

Naseeb Corporation	Accommodation	Term Note	Prime plus 2.25%	3/31/2024	62.9	38.4	37.7	0.02%

La Granja Live Poultry Corp.	Food Manufacturing	Term Note	Prime plus 2.75%	8/26/2018	12.4	4.5	4.4	0.00%

Stillwell Ave Prep School	Social Assistance	Term Note	Prime plus 2.75%	1/14/2023	17.1	8.5	8.5	0.00%

Karis, Inc.	Accommodation	Term Note	Prime plus 2.00%	12/22/2023	34.1	17.7	17.2	0.01%

Five Corners, Ltd.	Gasoline Stations	Term Note	Prime plus 2.75%	12/11/2019	19.5	8.4	8.3	0.00%

Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Note	Prime plus 2.25%	10/7/2023	24.0	14.3	14.0	0.01%

Alyssa Corp dba Knights Inn	Accommodation	Term Note	Prime plus 2.25%	9/30/2023	65.7	47.2	46.2	0.03%

Backsercise, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.00%	6/12/2023	13.5	7.8	7.6	0.00%

Bhailal Patel dba New Falls Motel	Accommodation	Term Note	Prime plus 2.75%	3/27/2023	22.9	5.9	5.9	0.00%

Pegasus Automotive, Inc.	Gasoline Stations	Term Note	Prime plus 2.75%	12/23/2022	25.8	14.7	14.7	0.01%

Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/8/2022	4.4	1.9	1.9	0.00%

P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/18/2021	32.6	16.2	16.1	0.01%

Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	1/31/2022	11.4	3.1	3.1	0.00%

Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	12/6/2021	8.3	4.3	4.3	0.00%

RJS Service Corporation	Gasoline Stations	Term Note	Prime plus 2.75%	8/20/2021	18.1	9.1	9.1	0.01%

Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/20/2020	6.2	2.9	2.9	0.00%

Total Performing SBA loans					$110,233.9	99,075.3	93,112.6	51.66%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Non-Performing SBA loans (3)
Pyramid Real Estate Holdings, LLC	Food Services and Drinking Places	Term Note	6.00%	10/7/2022	12.7	8.9	6.8	0.00%

Bamboo Palace, Inc.	Food Services and Drinking Places	Term Note	6.00%	11/20/2022	56.7	40.2	38.9	0.02%

Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Note	Prime plus 2.75%	3/13/2023	64.0	50.3	26.0	0.01%

Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	9/14/2023	36.5	27.5	25.0	0.01%

Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Note	6.00%	8/17/2023	15.1	8.5	5.7	0.00%

Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Note	5.25%	10/3/2028	57.8	41.7	15.0	0.01%

Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/18/2024	30.4	19.1	14.5	0.01%

West Experience,Inc/West Mountain Equipment Rental,Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	6/5/2026	74.9	59.7	50.8	0.03%

Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Note	Prime plus 2.00%	4/9/2029	47.9	38.1	29.5	0.02%

Midway Plaza, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	12/19/2029	200.0	167.6	158.3	0.09%

Donald Adamek dba Ken Carlson Tax Service	Professional, Scientific, and Technical Services	Term Note	Prime plus 3.75%	3/19/2014	4.0	0.5	0.4	0.00%

Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Note	7.00%	10/30/2015	6.6	1.5	1.4	0.00%

David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	8/26/2024	17.9	11.0	9.6	0.01%

Metro East Sand, Inc and Calhoun County	Mining (except Oil and Gas)	Term Note	11.00%	10/29/2014	334.0	140.1	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Midwest Satellite Installation, Inc.	Telecommunications	Term Note	6.00%	1/27/2015	7.1	1.0	—	0.00%

Salon ZaVizion Corp.	Personal and Laundry Services	Term Note	6.00%	6/16/2025	10.6	8.6	—	0.00%

Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Note	6.00%	7/29/2015	44.7	14.6	13.1	0.01%

Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Note	6.00%	8/9/2015	5.0	1.8	1.8	0.00%
Knaak Design Studios, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	8/25/2013	1.8	0.0	0.0	0.00%

Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Note	7.75%	9/30/2015	244.2	159.7	10.6	0.01%

Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Note	7.75%	10/15/2015	10.2	5.3	1.8	0.00%

Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Note	6.00%	10/20/2015	6.0	2.4	2.2	0.00%

Camilles of Washington Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/28/2015	18.2	4.1	4.0	0.00%

TechPlayZone, Inc.	Social Assistance	Term Note	Prime plus 2.75%	1/27/2016	9.1	2.1	0.6	0.00%

Guzman Group,LLC	Rental and Leasing Services	Term Note	6.00%	1/30/2016	251.7	224.0	79.2	0.04%

Gotta Dance Studio, Inc.	Educational Services	Term Note	Prime plus 2.75%	11/16/2016	11.6	4.9	—	0.00%

Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/14/2016	90.5	23.6	22.8	0.01%

The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Note	6.00%	5/8/2017	45.8	17.3	15.3	0.01%

Krishna of Orangeburg, Inc.	Accommodation	Term Note	6.00%	2/20/2032	41.8	10.3	—	0.00%

Nextlife Recycling, LLC and Hanger Recycling Specialists, LLC	Chemical Manufacturing	Term Note	6.00%	9/28/2021	500.0	71.1	47.6	0.03%

E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Note	0.00%	4/18/2017	209.2	93.9	72.9	0.04%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/25/2017	7.4	3.3	1.4	0.00%

Bozrock, LLC dba Olana	Food Services and Drinking Places	Term Note	6.00%	5/29/2018	305.5	186.6	39.9	0.02%

CleanClean, Inc.	Paper Manufacturing	Term Note	6.00%	6/5/2018	129.5	91.9	—	0.00%

Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Note	6.00%	3/6/2018	65.0	21.3	18.9	0.01%

Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Note	6.00%	6/18/2026	225.0	170.3	69.3	0.04%

Bwms Management, LLC	Food Services and Drinking Places	Term Note	6.00%	7/7/2027	109.1	94.3	41.8	0.02%

Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Note	6.00%	8/23/2018	125.0	119.3	115.3	0.08%
Affordable Auto Air Plus Corp.	Motor Vehicle and Parts Dealers	Term Note	6.00%	9/4/2032	76.1	67.6	33.9	0.02%

Automotive Empire, LLC dba Auto-Lab of Oakland Park	Repair and Maintenance	Term Note	6.00%	9/24/2030	264.0	214.7	—	0.00%

The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/13/2015	17.8	9.8	—	0.00%

CLBAZ Connections, LLC dba 24-7BrightStar HealthCare	Ambulatory Health Care Services	Term Note	6.00%	2/15/2019	118.2	88.0	85.0	0.05%

Sherburne Metal Products Inc.	Primary Metal Manufacturing	Term Note	6.00%	9/12/2033	500.0	162.7	36.0	0.02%

Lone Oak Enterprises, Inc.	Administrative and Support Services	Term Note	6.00%	10/6/2018	486.0	94.1	—	0.00%

CLBAZ Connections, LLC dba 24-7 BrightStar Healthcare	Ambulatory Health Care Services	Term Note	6.00%	2/17/2020	10.0	8.7	8.4	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Note	6.00%	4/30/2025	152.9	140.9	136.2	0.08%

Base-Line II, Inc.	Printing and Related Support Activities	Term Note	6.00%	7/16/2020	204.0	153.5	—	0.00%

Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Note	Prime plus 2.75%	7/30/2020	160.0	133.7	129.2	0.07%

Classic Lanes,Inc.	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	8/18/2035	151.9	148.3	70.1	0.04%

Vino Nobile Holdings,LLC and Your Place or Vine, LLC	Food Services and Drinking Places	Term Note	6.00%	2/22/2031	84.3	29.0	—	0.00%

Groundworks Unlimited LLC	Specialty Trade Contractors	Term Note	6.00%	12/17/2023	116.3	102.4	95.6	0.06%

Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Note	6.00%	12/28/2035	145.9	144.6	53.7	0.03%

Robert E. Rainey, Jr. and Stokes Floor Covering Company, Inc.	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/29/2035	122.9	115.0	98.6	0.05%

T&Z Meat, Inc dba Chicago Meat Market	Food and Beverage Stores	Term Note	6.00%	12/30/2035	150.4	58.2	—	0.02%

Design Video Communications, Inc. dba DVC	Professional, Scientific, and Technical Services	Term Note	6.00%	2/18/2036	92.4	19.0	9.5	0.01%
Moris Glass and Construction	Specialty Trade Contractors	Term Note	6.00%	3/7/2021	49.7	44.8	16.2	0.01%

Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Note	6.00%	3/29/2036	490.0	467.0	451.2	0.26%

Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Note	6.00%	3/29/2036	303.8	289.5	—	0.00%

Harrelson Materials Management,Inc	Waste Management and Remediation Services	Term Note	6.00%	6/24/2021	537.5	475.9	354.3	0.20%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/16/2021	21.0	17.5	16.9	0.01%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6.00%	11/7/2036	427.5	419.9	401.1	0.23%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6.00%	11/7/2036	204.0	201.6	130.0	0.07%

Graphline, Inc. and Baseline, Inc. d/b/a Graphline, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	2/23/2022	246.3	229.4	—	0.00%

Graphline, Inc. and Baseline, Inc. d/b/a Graphline, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	2/23/2022	200.0	186.3	—	0.00%

DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2037	781.8	768.2	742.2	0.43%

DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2022	379.6	268.3	259.3	0.14%

United Woodworking, Inc.	Wood Product Manufacturing	Term Note	Prime plus 2.75%	12/20/2022	17.3	13.6	12.3	0.01%

Huntington Beach Surgical Arts LLC and HMN & Associates LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/7/2023	75.8	74.9	45.9	0.03%

Whitfield Steel Recycling, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	4/8/2030	190.9	187.8	—	0.00%

SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Note	6.00%	4/19/2023	121.3	64.0	55.7	0.03%

Total Non-Performing SBA loans					$10,332.1	$7,345.3	$4,181.7	2.32%

Performing SBA loans held for sale (4):

Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	71.6	71.6	80.2	0.04%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	1,760.2	1,752.2	1,962.5	1.10%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Tortilla King, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2029	1,342.0	1,342.0	1,503.0	0.83%

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/27/2024	258.3	258.3	289.3	0.16%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	71.6	71.6	80.2	0.04%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	64.1	64.1	71.8	0.04%

Total Performing SBA loans held for sale					$3,567.8	$3,559.8	$3,987.0	2.21%

Equity Investments (5):

Advanced Cyber Security Systems, LLC (6), (13)	Offers web-based security solutions to businesses.	50% membership interest, Term loan	3.00%	December 2014	—	—	—	0.00%

Automated Merchant Services, Inc. (7), (13)	Provides electronic merchant payment services to businesses and government agencies nationwide.	100% Common Stock		n/a	—	—	—	0.00%

Business Connect, LLC (8), (13)	Multi-lingual business processing outsourcing organization focused on serving middle market and large companies in the business and financial services industry with specific emphasis on the Hispanic market.	100% membership interests, Term loan	10.00%	December 2007	—	—	—	0.00%

CCC Real Estate Holdings Co., LLC	Non-bank lender under the program administered by the US Small Business Administration.	100% membership interests		n/a	—	1.0	1.0	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
CDS Business Services, Inc. (9), (13)	Accounts receivable management systems and services; comprehensive commercial and consumer billing, payments and collection service	100% common stock	—	n/a	—	—	3,720.0	2.06%
		Term loans at 1%	1.00%	Various maturities through 12/1/2014	1,480.0	—	1,480.0	0.82%

CrystalTech Web Hosting, Inc.	Web hosting and design.	100% Common Stock		n/a	—	9,256.0	21,600.0	11.98%

Exponential Business Development Co. Inc. (13)	Invests in early-stage companies, venture capitalism.	100% Common Stock		n/a	—	—	—	0.00%

First Bankcard Alliance of Alabama, LLC (10), (13)	Markets and sells check, credit and debit card processing services, as well as ancillary processing equipment and software to merchants who accept credit cards.	95% membership interests		n/a	—	—	—	0.00%

Fortress Data Management, LLC (8), (13)	Electronic data storage and backup services.	100% membership interests		n/a	—	—	—	0.00%

Newtek Insurance Agency, LLC (13)	Provides insurance services to commercial, institutional and individual customers.	100% membership interests		n/a	—	—	2,400.0	1.33%

PMTWorks Payroll, LLC (11), (13)	Provides payroll processing and related services.	80% membership interests		n/a	—	—	365.0	0.20%
		Term loan	12.00%	August 2015	435.0	—	435.0	0.24%

Secure CyberGateway Services, LLC (12), (13)	Data processing, hosting and related services.	66.7% membership interests		n/a	—	—	—	0.00%

Small Business Lending, Inc. (13)	Loan servicing	100% Common Stock		n/a	—	—	2,800.0	1.55%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Summit Systems and Designs, LLC (8), (13)	Full service and high quality Linux based web hosting company providing individuals, organizations, and users with online systems needed for storing information, images, etc.	100% membership interests		n/a	—	—	—	0.00%
		Term loan	10.00%	2015	—	—	—	0.00%

The Texas Whitestone Group, LLC	Provides loan closing services and investment and managerial services for Texas Certified Capital Company	100% membership interests		n/a	—	65.0	—	0.00%

Universal Processing Services of Wisconsin, LLC (13)	Electronic payment processing and merchant solutions.	100% membership interests		n/a	—	—	45,650.0	25.32%

Where Eagles Fly, LLC (13),(14)	Theatrical productions	95% membership interests		n/a	—	—	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Total Equity Investments					$1,915.0	$9,322.0	$78,451.0	43.65%

	Grand Total Schedule of Investments				$126,048.8	$119,302.4	$179,732.3	100.00%

*	denotes non income producing loans

(1)	Newtek values each performing loan using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments, and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loans cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7a program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded PLP status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Selling the loans as a pool of loans is more indicative of fair value than on a one by one basis and the bigger base for portfolio purchases is significantly larger than a small balance small business loan on a unit sale.

(2)	Prime Rate is equal to 3.25% as of March 31, 2014.

(3)	Newtek values non-performing loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Net recovery of collateral, (Fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate.

(4)	Newtek values loans held for sale using the secondary SBA 7a market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs.

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

(5)	Control Investments are disclosed above as equity investments in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corporation if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.

(6)	100% wholly-owned by Exponential of New York, LLC.

(7)	95% owned by Wilshire Partners, LLC. , 5% owned by non-affiliate

(8)	100% owned by Wilshire Texas Partners I, LLC.

(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services, Inc.

(10)	95% owned by Wilshire Alabama Partners, LLC., 5% owned by non-affiliate

(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate

(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate

(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate.

NEWTEK BUSINESS SERVICES CORP.

NOTES TO CONSOLIDATED SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

MARCH 31, 2014

NOTE 1—BACKROUND

Newtek Business Services Corp. (“Newtek MD”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland and then merging Newtek NY into Newtek MD. Upon completion of the merger, Newtek MD will assume all of the assets and liabilities of Newtek NY, and the shares of Newtek NY will be converted into shares of Newtek MD. Newtek NY will then cease to exist. The assets included in the accompanying consolidated special purpose schedule of investments are owned by Newtek NY and upon completion of the merger and the public offering, the assets of Newtek NY, including those assets reflected in the accompanying consolidated special purpose schedule of investments, will be transferred to Newtek MD.

Newtek MD anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended, and intends to operate subsequently as an internally managed, non-diversified closed-end investment company. Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective—to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses.

There can be no assurance that the public offering will be consummated or that the consolidated special purpose schedule of investments is a complete and accurate depiction of the loans and other investments that will ultimately be merged into Newtek MD.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated special purpose schedule of investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). This accompanying consolidated special purpose schedule of investments to be merged into Newtek MD was prepared by the officers of Newtek NY (“Management”) and approved by the Board of Directors of Newtek NY (the “Board”).

The accompanying consolidated special purpose schedule of investments includes investments held by Newtek NY. Certain of these investments were made through holding companies organized by Newtek NY. All investments are wholly or majority owned by Newtek NY.

The accompanying consolidated special purpose schedule of investments includes the accounts of the Company and its wholly or majority owned subsidiaries. The Company’s subsidiaries include the following:

Exponential of New York, LLC

The Whitestone Group, LLC

Wilshire Holdings I, Inc.

Wilshire Holdings II, Inc.

Wilshire Alabama Partners, LLC

Wilshire Colorado Partners, LLC

Wilshire DC Partners, LLC

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners Ill, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners Ill, LLC

Wilshire New York Partners IV, LLC

Wilshire New York Partners V, LLC

Wilshire Partners, LLC

Wilshire Texas Partners I, LLC

Use of estimates

The preparation of the consolidated special purpose schedule of investments in conformity with GAAP requires Management and the Board to make estimates and assumptions that affect the amounts disclosed in the consolidated special purpose schedule of investments. Actual results could differ from those estimates.

Valuation of investments

Newtek NY has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

NOTE 3—FAIR VALUE MEASUREMENTS

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, Management uses various valuation approaches, all of which have been approved by the Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type and age of investment, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management and the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation, if applicable. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

As of March 31, 2014, Management used internal models in arriving at the determination of fair value of its investments. Newtek NY performed detailed valuations of its debt and equity investments on an individual basis, using market and income approaches, as appropriate.

The accompanying consolidated special purpose schedule of investments to be assumed by Newtek MD consists primarily of controlled equity investments in which the company owns more than 25%, and debt instruments, primarily Small Business Administration (“SBA”) 7(a) loans.

Management generally uses the income approach to determine fair value for its debt investments, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, Management may consider other factors in determining the fair value, including the value attributable to the debt investment, or the proceeds that would be received in a liquidation analysis. Management considers its SBA 7(a) loans to be Level 3 performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 SBA loans, Newtek NY performed a discounted cash flow (“DCF”) for each loan using Level 3 inputs, which includes assumptions about future fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, cumulative default rates and prepayment speeds, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 SBA loan becomes non- performing, as defined above, Newtek NY will perform a DCF to calculate the fair value of the loan based upon the underlying collateral of the loan in a liquidation scenario. Inputs to the DCF model for non-cash flowing loans include the fair market value of the collateral, the costs and time to liquidate, and a discount rate. The fair market value of the collateral less the cost to liquidate represents the net recovery management expects to realize through a liquidation scenario. The net recovery is then assigned to the estimated time to liquidate and applied in the cash flow model discounted to calculate the net present value. Loans which generate cash flow are entered into the performing loan DCF with an adjustment to prepayment assumption (assuming these loans will not-prepay) and discounted at an appropriate rate used to account for the increased credit risk associated with non-performing loans.

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. The Company sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

For equity investments, Management uses an internal model that utilizes both the income approach and the market comparable approach (where applicable) and averages the two to arrive at a value. The income approach begins with an estimation of the annual cash flows expected to be generated over a discrete projection period for the business. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The present value of the estimated cash flows are then added to the present value equivalent of the residual value of the asset (if any) or the business at the end of the discrete projection period to arrive at an estimate of fair value.

The market comparable method is a valuation technique that provides an estimation of fair value based on a comparison of the particular portfolio company to comparable companies in similar lines of business that are publicly traded. Under the market approach, publicly traded guideline companies are first selected and based on these selected guideline companies, market multiples are then calculated. A comparison of certain financial metrics between the subject company and the selected guideline companies is then performed. To arrive at the enterprise value of the business on a marketable, non-controlling interest basis, a selected range of reasonable multiples is chosen and applied to the financial results of the subject company.

The following table presents information about the consolidated schedule of investments measured at fair value as of March 31, 2014:

	Inputs (Level 1)	Inputs (Level 2)	Inputs (Level 3)	Total
Investments, at fair value
Performing SBA loans	$—	$—	$93,113	$93,113
Non performing SBA loans	—	—	4,182	4,182
SBA loans held for sale	—	3,987	—	3,987
Equity investments	—	—	78,451	78,451

	$—	$3,987	$175,746	$179,733

The following table presents quantitative information about the significant unobservable inputs of the Level 3 investments as of March 31, 2014:

	Fair Value	Valuation Technique	Unobservable Input	Range
				Minimum	Maximum
Assets:
Performing Loans	$93,113	Discounted cash flow	Market yields	5.38%	5.38%

Non-Performing Loans	$4,182	Discounted cash flow	Market yields	7.00%	7.00%

Equity Investments	$78,451	Market comparable companies	EBITDA multiples	3.00x	5.25x
		Market comparable companies	Revenue multiples	0.40x	5.00x
		Discounted cash flow	Weighted Average Cost of Capital	14.50%	20.00%

The significant unobservable inputs used in the discounted cash flow fair value measurement of performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Internally developed prepayment curves, derived from historical prepayment data were applied to estimated future expected cash flows in consideration of prepayment risks associated with the underlying loan. Internally developed default curves, derived from historical loss data were applied to estimated future expected cash flows in consideration of default risks associated with the underlying loan. Lastly, recovery rates on underlying collateral were developed in the determination of cash flows to be recovered in the event of liquidation. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of non-performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Estimated time to liquidate assumptions were applied to estimated future expected cash flows in consideration of when recoveries will be received. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of equity investments is the weighted average cost of capital. The weighted average cost of capital is indicative of the required return investors would demand, on a weighted capital structure basis, for the respective equity investment. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the market approach of fair value measurement of equity investments are the market multiples of EBITDA and revenue of the comparable public companies. Using these guideline public companies data, a range of multiples of enterprise value of EBITDA or revenue is calculated. Newtek applies said multiple ranges for purposes of deriving an enterprise value for each respective equity investment. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying equity investment.

The following table shows the fair value of our consolidated portfolio of investments, by industry, as of March 31, 2014:

	Consolidated Investments at Fair Value in (000’s)	% of Net Assets
Electronic payment processing and merchant solutions.	$45,650.0	25.3%
Web hosting and design.	21,600.0	12.0%
Food Services and Drinking Places	6,713.5	3.7%
Amusement, Gambling, and Recreation Industries	6,343.2	3.5%
Food Manufacturing	5,514.1	3.1%
Accounts receivable management systems and services	5,200.0	2.9%
Truck Transportation	4,951.4	2.7%
Accommodation	4,704.1	2.6%
Professional, Scientific, and Technical Services	4,655.7	2.6%
Fabricated Metal Product Manufacturing	4,590.9	2.5%
Specialty Trade Contractors	4,461.6	2.5%
Repair and Maintenance	4,352.8	2.4%
Ambulatory Health Care Services	4,252.2	2.4%
Gasoline Stations	3,394.5	1.9%
Merchant Wholesalers, Durable Goods	3,159.2	1.8%
Loan servicing	2,800.0	1.6%
Plastics and Rubber Products Manufacturing	2,526.4	1.4%
Insurance services to commercial, institutional and individual customers	2,400.0	1.3%
Personal and Laundry Services	2,215.7	1.2%
Merchant Wholesalers, Nondurable Goods	2,198.8	1.2%
Social Assistance	1,999.1	1.1%
Broadcasting (except Internet)	1,871.7	1.0%
Printing and Related Support Activities	1,833.8	1.0%
Motor Vehicle and Parts Dealers	1,754.0	1.0%
Administrative and Support Services	1,718.4	1.0%
Heavy and Civil Engineering Construction	1,629.0	0.9%
Miscellaneous Manufacturing	1,581.6	0.9%
Food and Beverage Stores	1,569.5	0.9%
Other	24,091.1	13.6%

Total	$179,732.3	100.0%

NOTE 4—CREDIT RISK

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

NOTE 5—SUBSEQUENT EVENTS

In preparing this consolidated special purpose schedule of investments management has evaluated subsequent events and transactions for potential recognition and/or disclosure through August 27, 2014.

Appendix A

Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this             day of September, 2014, by and between Newtek Business Services, Inc., a New York corporation that was originally formed under the name Whitestone Holdings, Inc. (the “New York Corporation”), and Newtek Business Services Corp., a Maryland corporation (the “Maryland Corporation”).

W I T N E S S E T H:

WHEREAS, the New York Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

WHEREAS, the Maryland Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

WHEREAS, the New York Corporation owns all the issued and outstanding capital stock of the Maryland Corporation;

WHEREAS, the Board of Directors of the New York Corporation (the “New York Board”) has determined that, for purposes of effecting the reincorporation of the New York Corporation in the State of Maryland, it is advisable, to the advantage of and in the best interests of the New York Corporation and its shareholders that, pursuant to Section 907(c) and 905 of the New York Business Corporation Law (the “NYBCL”), the New York Corporation merge with and into the Maryland Corporation upon the terms and subject to the conditions herein provided;

WHEREAS, the Board of Directors of the Maryland Corporation (the “Maryland Board”) has determined that, for purposes of effecting the reincorporation of the New York Corporation in the State of Maryland, it is advisable, to the advantage of and in the best interests of the Maryland Corporation and its sole shareholder that the New York Corporation merge with and into the Maryland Corporation upon the terms and subject to the conditions herein provided;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the New York Board and the Maryland Board have each unanimously adopted and approved this Agreement and the related Plan of Merger attached hereto as Exhibit A (the “Plan of Merger”), and have directed that this Agreement and the Plan of Merger be executed and submitted to the respective shareholders of the New York Corporation and the Maryland Corporation for their consideration and approval.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the New York Corporation and the Maryland Corporation hereby agree as follows:

1. Merger. Subject to the approval of the shareholders of the New York Corporation in accordance with Section 905, 907(c) and other pertinent provisions of the NYBCL and the sole stockholder of the Maryland Corporation in accordance with the Maryland General Corporation Law (the “MGCL”), at such time hereafter as the parties hereto shall mutually agree, the New York Corporation shall be merged with and into the Maryland Corporation (the “Merger”), and the Maryland Corporation shall be the surviving company in the Merger (the Maryland Corporation, in such capacity, the “Surviving Corporation”). Following the due approval of the Merger by the shareholders of the New York Corporation and the sole stockholder of the Maryland Corporation, subject to the provisions of this Agreement and at such time as the parties hereto shall mutually agree (which shall be no later than one year from the date of the latest of such approvals), a certificate of merger (the “New York Certificate of Merger”) shall be duly executed by the Maryland Corporation and the New York Corporation and thereafter delivered to the office of the Secretary of State of the State of New York, and articles of merger (the “Maryland Articles of Merger”) shall be duly executed by the Maryland Corporation and the New York Corporation and thereafter delivered to the office of the State Department of Assessments and Taxation of the State of Maryland. The Merger shall be effective upon the later of (a) the filing of the New York Certificate of Merger with the office of the New York Secretary of State in accordance with the applicable provisions of the NYBCL; (b) the filing of a duly executed Maryland Articles of Merger with the State Department of Assessments and Taxation of the State of Maryland in accordance with the applicable provisions of Section 3-107 of the MGCL; or (c) if permitted by applicable law, at such later time as specified in the New York Certificate of Merger and the Maryland Articles of Merger (the date and time of the later of such filings, or such later-specified date, being hereinafter referred to as the “Effective Time”).

2. Governing Documents.

a. The Articles of Incorporation of the Maryland Corporation, as in effect as of the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

b. The Bylaws of the Maryland Corporation, as in effect as of the Effective Time, shall be the Bylaws of the Surviving Corporation.

3. Officers and Directors. The directors of the New York Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation and the officers of the New York Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

4. Succession; Name of Surviving Corporation. As of the Effective Time, the New York Corporation shall be merged with and into the Maryland Corporation, the separate existence of the New York Corporation shall cease, and the name of the Surviving Corporation shall be “Newtek Business Services Corp.” As of the Effective Time, the Maryland Corporation shall continue to possess all of the assets, rights, privileges, franchises, powers and property of the New York Corporation as constituted immediately prior to the Effective Time, shall be subject to all actions previously taken by the New York Board and shall succeed, without other transfer, to all of the assets, rights, privileges, franchises, powers and property of the New York Corporation in the manner set forth in the applicable provisions of the MGCL and the NYBCL, and (ii) shall continue to be subject to all of the debts, liabilities and obligations of the New York Corporation as constituted immediately prior to the Effective Time and shall succeed, without other transfer, to all of the debts, liabilities and obligations of the New York Corporation in the same manner as if the Maryland Corporation had itself incurred them, all as more fully provided under the applicable provisions of the NYBCL and the MGCL.

5. Further Assurances. From and after the Effective Time, as and when required by the Surviving Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the New York Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the New York Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the New York Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Manner of Conversion of Securities.

(a) Common Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each common share, par value $0.02 per share, of the New York Corporation (“New York Common Shares”) issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, each New York Common Share issued upon the deemed cashless exercise of the In-the-Money Options pursuant to Section 6(c) below and each share of Restricted Stock vested in accordance with Section 6(e) below) shall be automatically converted into one fully paid and non-assessable share of common stock, par value $0.02 per share, of the Maryland Corporation (“Maryland Common Stock” and the shares of Maryland Common Stock so issued, the “Merger Shares”). Each New York Common Share held in the treasury of the New York Corporation shall be cancelled as of the Effective Time.

(b) Preferred Share. The New York Corporation represents that it has no outstanding Preferred Share as of the date hereof and will have no outstanding shares of Preferred Share at the Effective Time.

(c) In-the-Money Options. Each outstanding and unexercised option to purchase New York Common Share which has an exercise price, as of the close of business on the Business Day immediately prior to the Effective Time, that is less than the Per-Share Price, as defined below (each, an “In-the-Money Option”), shall be treated in the Merger as follows:

(i) if such In-the-Money Option has not otherwise become fully vested and exercisable prior to the Effective Time, such In-the-Money Option shall become fully vested and exercisable as of the close of business on the calendar day immediately preceding the Effective Time;

(ii) each In-the-Money Option issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, the In-the-Money Options that have become vested and exercisable pursuant to the foregoing Section 6(c)(i)), shall be deemed as of such time to have been irrevocably exercised in full by means of a “cashless” exercise pursuant to which the New York Corporation, when issuing New York Common Shares upon exercise, will withhold from such issuance New York Common Shares with an aggregate value (when valued at the Per-Share Price (as defined below)) equal to the sum of (x) the aggregate exercise price payable upon such exercise, in lieu of the payment by the holder of such exercise price in cash, and (y) any applicable tax withholding;

(iii) Notwithstanding the foregoing Section 6(c)(ii), with respect to the aggregate number of New York Common Shares to be issued upon such deemed exercise of In-the-Money Options, no fraction of a New York Common Share shall be issued pursuant to Section 6(c)(ii), and if any holder of an In-the-Money Option would otherwise have been entitled to receive a fraction of a share of New York Common Stock pursuant to Section 6(c)(ii), such holder shall be entitled to receive a cash payment with respect to such fractional share in an amount equal to the product of such fraction multiplied by the Per-Share Price. The payment of cash to the holders of In-the-Money Options in lieu of fractional New York Common Shares is not separately bargained for consideration and is being made solely for the purpose of saving the New York Corporation the expense and inconvenience of issuing and transferring fractional New York Common Shares.

(iv) The receipt by a holder of an In-the-Money Option of the New York Common Shares (or cash in lieu of a fractional share thereof) upon the deemed cashless exercise of such In-the-Money Option pursuant to this Section 6(c) shall be conditioned upon execution and delivery to the Company of a release (each, a “Release”) by the holder of the relevant In-the-Money Option releasing all further rights with respect to the relevant In-the-Money Option. Subject to the execution and delivery of a Release by the holder of an In-the-Money Option, all shares of New York Common Stock issued to such holder upon the deemed exercise of In-the-Money Options pursuant to this Section 6(c) shall be considered issued and outstanding at the Effective Time for purposes of the Merger such that, other than issuance of Merger Shares with respect to the New York Common Stock received upon the deemed exercise of the In-the-Money Options, no payment, assumption or conversion with respect to the In-the-Money Options shall occur in the Merger.

(v) For purposes of this Agreement, the term “Per-Share Price” means the last price at which a New York Common Share last traded on the Business Day immediately preceding the Effective Time on the principal national securities exchange on which the New York Common Shares are traded.

(d) Out-of-the-Money Options. Each outstanding and unexercised option to purchase New York Common Shares which has an exercise price, as of the close of business on the Business Day immediately prior to the Effective Time, that is greater than the Per-Share Price (each, an “Out-of-the-Money Option”), shall be treated in the Merger as follows:

(i) if such Out-of-the-Money Option has not otherwise become fully vested and exercisable prior to the Effective Time, such Out-of-the-Money Option shall become fully vested and exercisable as of the close of business on the calendar day immediately preceding the Effective Time;

(ii) each Out-of-the-Money Option issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, the Out-of-the-Money Options that have become vested and exercisable pursuant to the foregoing Section 6(d)(i)), shall be cancelled in exchange for the right to receive a payment in cash equal to $0.02 per each New York Common Share for which such Out-of-the-Money Option is exercisable; provided, however, that the New York Corporation shall reduce the amount payable to a holder of an Out-of-the-Money Option by any applicable tax withholding;

(iii) The receipt by a holder of an Out-of-the-Money Option of the amount of cash described in the foregoing Section 6(d)(ii) shall be conditioned upon execution and delivery to the Company of a Release by the holder of the relevant Out-of-the-Money Option releasing all further rights with respect to the relevant Out-of-the-Money Option. Except for the right to receive the cash payment described in Section 6(d)(ii), no other payment, assumption or conversion with respect to the Out-of-the-Money Options shall occur in the Merger.

(e) Restricted Shares. Immediately prior to the Effective Time, the restrictions on each share of the New York Corporation’s “Restricted Stock” shall immediately lapse and, at the Effective Time, such vested New York Common Shares shall be converted into the right to receive Merger Shares at the Effective Time in accordance with Section 6(a) above.

(f) The acceleration of vesting and deemed cashless exercise of In-the-Money Options pursuant to Section 6(c), the cancellation and conversion of the Out-of-the-Money Options into the right to receive a cash payment pursuant to Section 6(d), and the lapsing of the restrictions on all Restricted Stock pursuant to Section 6(e) shall be conditional upon the consummation of the Merger such that, in the event the Merger is not consummated and this agreement is terminated, the In-the-Money Options, the Out-of-the-Money Options, and the Restricted Shares shall in all respects revert to the terms in effect prior to the calendar day immediately prior to the Effective Time and all deemed exercises and related issuances of New York Common Shares, the conversion of Out-of-the-Money Options to cash payments, and all lapsing of the restrictions on the Restricted Stock, shall be null and void.

7. Outstanding Stock of the Maryland Corporation. At the Effective Time, all of the shares of Maryland Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and resume the status of authorized and unissued shares of Maryland Common Stock, and no shares of Maryland Common Stock or other securities of the Maryland Corporation shall be issued in respect thereof.

8. Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented New York Common Shares shall be deemed for all purposes to evidence ownership of the shares of Maryland Common Stock into which the New York Common Shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Maryland Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Maryland Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Maryland Common Stock evidenced by such outstanding certificates as above provided. Each certificate representing Merger Shares shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates representing New York Common Shares so converted and given in exchange therefor, unless otherwise determined by the board of directors of the Surviving Corporation in compliance with applicable laws, and any additional legends required by applicable Blue Sky laws. If any certificate for shares of Maryland Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Maryland Corporation that such tax has been paid or is not payable.

9. Validity of Maryland Common Stock. All shares of Maryland Common Stock into which New York Common Shares are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such New York Common Shares.

10. Rights of Former Holders. From and after the Effective Time, no holder of New York Common Shares immediately prior to the Effective Time shall have any rights with respect to those shares, other than the right to receive the shares of Maryland Common Stock into which such New York Common Shares shall have been converted pursuant to the Merger.

11. Abandonment and Termination. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by either the New York Board or the Maryland Board, or both, notwithstanding approval of this Agreement by the sole shareholder of the Maryland Corporation and the shareholders of the New York Corporation.

12. Third Parties. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13. Covenants of Maryland Corporation. The Maryland Corporation covenants and agrees that, on or before the Effective Time of Merger, it will:

(a) qualify to do business as a foreign corporation in the State of New York and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the NYBCL;

(b) file any and all documents with the New York Division of Corporations necessary for the assumption by the Maryland Corporation of all of the franchise tax liabilities of the New York Corporation; and

(c) take such other actions as may be required by the NYBCL in connection with the Merger.

14. Registered Office. The registered office of the Surviving Corporation in the State of Maryland is located at c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202; and CSC-Lawyers Incorporating Service Company is the registered agent of the Surviving Corporation at such address.

15. Agreement. Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 212 West 35th St., 2nd floor, New York, New York 10001, and copies thereof shall be furnished to any shareholder of either constituent corporation, upon request and without cost.

16. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Maryland.

17. Expenses. The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

NEWTEK BUSINESS SERVICES, INC., a New York corporation

By:	/s/ Barry Sloane
	Name: Title:	Barry Sloane Chairman, President & Chief Executive Officer

ATTEST:

By:	/s/ Matthew G. Ash
	Name: Title:	Matthew G. Ash Secretary & Chief Legal Officer

NEWTEK BUSINESS SERVICES CORP., a Maryland corporation

By:	/s/ Barry Sloane
	Name: Title:	Barry Sloane Chairman, President & Chief Executive Officer

ATTEST:

By:	/s/ Matthew G. Ash
	Name: Title:	Matthew G. Ash Secretary & Chief Legal Officer

Exhibit A

to Merger Agreement

PLAN OF MERGER

The following corporations are parties to this Plan of Merger: (i) Newtek Business Services, Inc., a New York Corporation (the “New York Corporation”) and (ii) Newtek Business Services Corp., a Maryland Corporation (the “Maryland Corporation”).

1. The New York Corporation was originally formed under the name “Whitestone Holdings, Inc.”

2. The New York Corporation owns all of the outstanding shares of the Maryland Corporation.

3. The New York Corporation is authorized to issue (a) 54,000,000 common shares, par value $0.02 per share (“New York Common Shares”), of which 37,807,106 shares are issued and outstanding as of the date hereof and entitled to vote as a single class, and (b) 1,000,000 preferred shares, par value $0.02 per share, of which zero (0) shares are issued and outstanding as of the date hereof. Prior to the effective time of the Merger (as defined below), up to 534,270 New York Common Shares may be issued upon exercise of outstanding options and up to 1,170,600 New York Common Shares may be issued upon the vesting or restricted stock awards.

4. The Maryland Corporation is authorized to issue 200,000,000 shares of common stock, par value $0.02 per share (“Maryland Common Stock”), of which 100 shares are issued and outstanding as of the date hereof and entitled to vote as a single class.

5. At the Effective Time (as defined below), the New York Corporation shall be merged with and into the Maryland Corporation (the “Merger”) and the Maryland Corporation shall continue as the surviving corporation in the Merger.

6. As a result of the Merger, and effective as of the Effective Time, all of the shares of Maryland Common Stock outstanding immediately prior to the Merger shall thereupon be canceled.

7. As a result of the Merger, and effective as of the Effective Time, each outstanding New York Common Share shall be converted into one share of Maryland Common Stock.

8. Each holder of New York Common Shares may thereupon surrender the share certificate or certificates to the Secretary of the Maryland Corporation and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Maryland Common Stock into which the shares of New York Common Shares theretofore represented by a certificate or certificates so surrendered shall have been converted.

9. Each outstanding and unexercised option to purchase New York Common Shares which has an exercise price, as of the close of business on the Business Day immediately prior to the Effective Time, that is less than the Per-Share Price, as defined below (each, an “In-the-Money Option”), shall be treated in the Merger as follows:

(a) if such In-the-Money Option has not otherwise become fully vested and exercisable prior to the Effective Time, such In-the-Money Option shall become fully vested and exercisable as of the close of business on the calendar day immediately preceding the Effective Time;

(b) each In-the-Money Option issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, the In-the-Money Options that have become vested and exercisable pursuant to the foregoing Section 9(a)), shall be deemed as of such time to have been irrevocably exercised in full by means of a “cashless” exercise pursuant to which the New York Corporation, when issuing the New York Common Shares upon exercise, will withhold from such issuance New York Common Shares with an aggregate value (when valued at the Per-Share Price (as defined below)) equal to the sum of (x) the aggregate exercise price payable upon such exercise, in lieu of the payment by the holder of such exercise price in cash, and (y) any applicable tax withholding;

(c) Notwithstanding the foregoing Section 9(b), with respect to the aggregate number of New York Common Shares to be issued upon such deemed exercise of In-the-Money Options, no fraction of a New York Common Share shall be issued pursuant to Section 9(b), and if any holder of an In-the-Money Option would otherwise have been entitled to receive a fraction of a New York Common Share pursuant to Section 9(b), such holder shall be entitled to receive a cash payment with respect to such fractional share in an amount equal to the product of such fraction multiplied by the Per-Share Price. The payment of cash to the holders of In-the-Money Options in lieu of fractional New York Common Shares is not separately bargained for consideration and is being made solely for the purpose of saving the New York Corporation the expense and inconvenience of issuing and transferring fractional New York Common Shares;

(d) The receipt by a holder of an In-the-Money Option of the New York Common Shares (or cash in lieu of a fractional share thereof) upon the deemed cashless exercise of such In-the-Money Option pursuant to this Section 9 shall be conditioned upon execution and delivery to the Company of a release (each, a “Release”) by the holder of the relevant In-the-Money Option releasing all further rights with respect to the relevant In-the-Money Option. Subject to the execution and delivery of a Release by the holder of an In-the-Money Option, all New York Common Shares issued to such holder upon the deemed exercise of In-the-Money Options pursuant to Section 9(b) shall be considered issued and outstanding at the Effective Time for purposes of the Merger such that, other than issuance of Merger Shares with respect to the New York Common Shares received upon the deemed exercise of the In-the-Money Options, no payment, assumption or conversion with respect to the In-the-Money Options shall occur in the Merger.

(e) For purposes of this Agreement, the term “Per-Share Price” means the last price at which a New York Common Share last traded on the Business Day immediately preceding the Effective Time on the principal national securities exchange on which the New York Common Shares are traded.

10. Each outstanding and unexercised option to purchase New York Common Shares which has an exercise price, as of the close of business on the Business Day immediately prior to the Effective Time, that is greater than the Per-Share Price (each, an “Out-of-the-Money Option”), shall be treated in the Merger as follows:

(a) if such Out-of-the-Money Option has not otherwise become fully vested and exercisable prior to the Effective Time, such Out-of-the-Money Option shall become fully vested and exercisable as of the close of business on the calendar day immediately preceding the Effective Time;

(b) each Out-of-the-Money Option issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, the Out-of-the-Money Options that have become vested and exercisable pursuant to the foregoing Section 10(a)), shall be cancelled in exchange for the right to receive a payment in cash equal to $0.02 per New York Common Share for which such Out-of-the-Money Option is exercisable; provided, however, that the New York Corporation shall reduce the amount payable to a holder of an Out-of-the-Money Option by any applicable tax withholding;

(c) The receipt by a holder of an Out-of-the-Money Option of the amount of cash described in the foregoing Section 10(b) shall be conditioned upon execution and delivery to the Company of a Release by the holder of the relevant Out-of-the-Money Option. Except for the right to receive the cash payment described in Section 10(b), no other payment, assumption or conversion with respect to the Out-of-the-Money Options shall occur in the Merger.

11. Immediately prior to the Effective Time, the restrictions on each share of the New York Corporation’s “restricted stock” shall immediately lapse and, at the Effective Time, such vested New York Common Shares shall be converted into the right to receive Merger Shares at the Effective Time in accordance with Section 7 above.

12. The officers and directors of the New York Corporation immediately preceding the Merger shall be the officers and directors of the Maryland Corporation immediately following the Merger.

13. The Articles of Incorporation of the Maryland Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Articles of Incorporation of the surviving corporation.

14. The Bylaws of the Maryland Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Bylaws of the surviving corporation.

15. The name of the surviving corporation shall be “Newtek Business Services Corp.”, a Maryland Corporation.

16. The Merger shall be effective upon the later of (a) the filing of a certificate of merger with the office of the New York Secretary of State in accordance with the applicable provisions of Section 905 and 907 of the New York Business Corporations Act, (b) the filing of a duly executed articles of merger with the State Department of Assessments and Taxation of the State of Maryland in accordance with the applicable provisions of Section 3-107 of the Maryland General Corporation Law, or (c) if permitted by applicable law, at such later time as specified in the New York certificate of merger and the Maryland articles of merger (the date and time of the later of such filings, or such later-specified date, being hereinafter referred to as the “Effective Time”).

17. At any time before the Effective Time, the Merger may be abandoned by either the board of directors of the New York Corporation or the Maryland Corporation, or both, notwithstanding approval of this Plan of Merger by the sole shareholder of the Maryland Corporation and the shareholders of the New York Corporation.

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Appendix B

Form of Newtek Business Services Corp. 2014 Stock Incentive Plan

1. PURPOSE OF THE PLAN.

The purpose of this Plan is to advance the interests of the Company through providing select Employees, Employee Directors and Officers of the Company with the opportunity to acquire Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to promote the success of the business. The Plan is not tax-qualified under Section 401(a) of the Code.

2. DEFINITIONS.

As used herein, the following definitions shall apply.

(a) “1940 Act” shall mean the Investment Company Act of 1940, as amended, and the rulings issued and regulations thereunder.

(b) “Account” shall mean a bookkeeping account maintained by the Company in the name of a Participant.

(c) “Affiliate” shall mean any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code. The Company may at any time by amendment provide that different ownership thresholds apply (consistent with Section 409A of the Code). Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

(d) “Agreement” shall mean a written agreement entered into in accordance with Section 5(c) of the Plan.

(e) “Award” shall mean an Option awarded pursuant to the Plan.

(f) “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

(g) “Change in Control” shall mean any one of the following events: (i) the acquisition following the Effective Date of ownership, holding or power to vote more than 25% of the Company’s voting shares by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (ii) the acquisition of the ability to control the election of a majority of the Board by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (iii) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board (the “Existing Board”) cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining Change in Control, the term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

(i) “Committee” shall mean the Compensation, Corporate Governance and Nominating Committee appointed by the Board in accordance with Section 5(a) hereof.

(j) “Common Stock” shall mean the common stock, par value $0.02 per share, of the Company.

(k) “Company” shall mean Newtek Business Services Corp., and its successors and assigns.

(l) “Continuous Service” shall mean the absence of any interruption or termination of service as an Employee, Employee Director or Officer. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or transfers between payroll locations of the Company or between the Company or a successor, provided the Participant is continuously performing services for the Company.

(m) “Director” shall mean any member of the Board.

(o) “Disability” shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company.

(p) “Effective Date” shall mean the date specified in Section 12 hereof.

(q) “Employee” shall mean any person employed by the Company.

(r) “Employee Director” shall mean any member of the Board who is an Employee.

(s) “Exercise Price” shall mean the price per Optioned Share at which an Option may be exercised.

(t) “ISO” shall mean an Option which an Agreement identifies as an “incentive stock option” within the meaning of Section 422 of the Code and which satisfies the requirements under Section 422 of the Code to qualify as an “incentive stock option.”

(u) “Market Value” shall mean the fair market value of the Common Stock, as determined under Section 7(b) hereof.

(v) “Non-Employee Director” shall have the meaning provided in Rule 16b-3.

(v) “Non-ISO” shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but which an Agreement identifies as not being an ISO or which by operation or the terms of grant fails to satisfy the requirements of Section 422 of the Code.

(w) “Officer” shall mean any officer of the Company.

(x) “Option” shall mean an ISO or a Non-ISO.

(y) “Optioned Shares” shall mean shares of Common Stock subject to an Option granted pursuant to this Plan.

(z) “Participant” shall mean any person who receives an Award pursuant to the Plan.

(aa) “Plan” shall mean this Newtek Business Services Corp. 2014 Stock Incentive Plan.

(bb) “Rule 16b-3” shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(cc) “Year of Service” shall mean a full twelve-month period, measured from the grant date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

3. TERM OF THE PLAN AND OPTIONS.

(a) Term of the Plan. This Plan shall remain in effect until terminated by the Board. Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect in accordance with their terms until they have been earned and paid, or by their terms expire or are forfeited. No Option shall be granted under the Plan after ten years from the Effective Date.

(b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Common Stock representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

4. COMMON STOCK SUBJECT TO THE PLAN.

Except as otherwise required under Section 9, the aggregate number of shares of Common Stock deliverable pursuant to Awards shall not exceed three million (3,000,000) shares of Common Stock. Such shares may either be authorized but unissued shares or shares held in treasury. If any Award should expire, become unexercisable, or be forfeited for any reason, the shares subject to the Award shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

5. ADMINISTRATION OF THE PLAN.

(a) Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, and consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

(b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. The Committee may delegate its power and authority to a sub-committee or, with respect to Participants who are not elected Officers and/or subject to section 16 of the Securities Exchange Act of 1934, to one or more Officers, subject to guidelines established by the Committee. The Committee will delegate it power and authority to a sub-committee consisting of at least two Non-Employee Directors who are “outside directors” within the meaning of Section 162(m) of the Code, with respect to the grant or administration of an Award intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

(c) Agreement. Each Award shall be evidenced by an Agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of an Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of shares of Common Stock subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, (iv) the restrictions, if any, to be placed upon such Option, or upon shares of Common Stock which may be issued upon exercise of such Option, and (v) whether the issuance or vesting of any shares of Common Stock is conditioned upon the achievement of certain performance metrics. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of the Awards.

(d) Effect of the Committee’s Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company’s governing instruments and insurance policies with respect to the indemnification of Directors.

6. GRANT OF OPTIONS.

(a) General Rule. The Committee shall have the discretion to grant Employees, Employee Directors and Officers Options to purchase Optioned Shares, which shall be subject to any restrictions or conditions imposed pursuant to Sections 5 or 15 of this Plan, provided, that ISOs may not be granted to Officers who are not also Employees or Employee Directors. Options may not be granted to any Non-Employee Director or to any employee, director or officer of any Affiliate who is not also an Employee, Employee Director or Officer.

(b) Special Rules for ISOs. The aggregate Market Value, as of the date an Option is granted, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

(c) Maximum Grant. The total number of Optioned Shares granted to an Employee, Employee Director, or Officer during any calendar year shall not exceed one million shares.

7. EXERCISE PRICE FOR OPTIONS.

(a) Limits on Committee Discretion. The Exercise Price for an Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an ISO to be granted to an Employee who owns shares of Common Stock representing more than 10% of the Company’s outstanding Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares on the date of grant.

(b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the average of the highest and lowest selling price on such exchange on the last date on which a Share was sold. If the Common Stock is not traded on a national securities exchange on the date in question, then the Market Value per Share shall be its fair market value as determined by the Committee in its sole and absolute discretion in accordance with Section 409A of the Code.

8. EXERCISE OF OPTIONS.

(a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option shall became vested and exercisable according to the following schedule:

Years of Service	Vested Percentage (applied to Optioned Shares)
Less than 1	0%
1	25%
2	50%
3	75%
4 or more	100%

Notwithstanding the foregoing, each Participant shall become fully (100%) vested immediately (i) upon termination of the Participant’s Continuous Service due to the Participant’s Disability or death, or (ii) upon a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control. An Option may not be exercised for a fractional Share.

(b) Procedure for Exercise. A Participant may exercise an Option in whole or in part, subject to provisions relative to its termination and limitations on its exercise, only by delivery to the Committee or its designee, in accordance with procedures for the exercise of Options as the Committee may establish from time to time, of (i) written notice of intent to exercise the Option with respect to a specified number of whole shares of Common Stock, (ii) payment to the Company (contemporaneously with delivery of such notice) of the amount of the Exercise Price for the number of shares of Common Stock with respect to which the Option is then being exercised in (A) cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (B) through a net settlement, using shares of Common Stock received in the Option exercise or other shares of Common Stock owned by the Participant, (C) by such other means of payment that may be acceptable to the Board, or (D) in any combination of the foregoing permitted forms of payment, (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; and (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Participant, appropriate proof of the right of such individual to exercise the Option or portion thereof. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at their Market Value at the date of exercise. Notwithstanding the foregoing, if the Exercise Price may be paid in Common Stock as provided above, Common Stock delivered by the Participant may be shares of Common Stock which were received by the Participant upon exercise of one or more previously exercised Options, but only if such Common Stock has been held by the Participant for at least six months, or such other period of time as is required, in the opinion of the independent auditor for the Plan, to avoid adverse financial accounting results.

(c) Period of Exercisability. Except to the extent otherwise provided herein or in the terms of an Agreement, an Option may be exercised by a Participant only while he has maintained Continuous Service from the date of the grant of the Option, or within ninety (90) days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire). Notwithstanding the foregoing, the Participant’s rights to exercise such option shall expire:

(1) immediately upon termination of the Participant’s Continuous Service due to “Just Cause” which for purposes hereof shall have the meaning set forth in any unexpired employment, consulting, severance, retention, change-in-control or similar written agreement between the Participant and the Company or an Affiliate (and, in the absence of any such agreement, shall mean termination because of the Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated

duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), as determined by the Committee in its discretion or pursuant to a final cease-and-desist order;

(2) immediately upon a determination by the Committee that the Participant has violated a non-competition provision contained in any unexpired employment, or consulting, or other written agreement between the Participant and the Company or an Affiliate;

(3) two years from the date on which the Participant’s Continuous Service terminates due to his death (but not later than the date on which the Option would otherwise expire), during which time the Option may be exercised (to the extent that the Participant would have been entitled to exercise it immediately prior to his death) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution; or

(4) ninety (90) days following the termination of Participant’s Continuous Service for reasons other than Just Cause or death of the Participant

(d) Effect of the Committee’s Decisions. The Committee’s determination whether a Participant’s Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9. CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

(a) Change in Control. Immediately prior to a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control, all Options shall become fully exercisable notwithstanding any other provision of the Plan or any Agreement.

(b) Recapitalizations; Stock Splits, Etc. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make equitable adjustment in (i) the number and kind of shares of Common Stock deemed to be available thereafter for grants of Awards under this Plan, (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards, and (iii) the exercise price to prevent such dilution or enlargement of rights.

(c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company’s assets (any of the foregoing to be referred to herein as a “Transaction”), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction, and the forfeiture provisions set forth in Sections 8(c)(2) and 15(c) shall automatically become null and void.

(d) Special Rule for ISOs. Any adjustment made pursuant to subsections (a) or (b) hereof shall be made in such a manner as not to constitute a modification of an ISO, within the meaning of Section 424(h) of the Code.

(e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section 9, a Participant becomes entitled to new, additional, or different shares of stock or securities, then, except as expressly provided in this Section 9, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock pursuant to the Award before the adjustment was made.

(f) Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Common Stock then subject to Awards or reserved for issuance under the Plan.

(g) Certain Special Dividends. The Exercise Price of and number of shares of Common Stock subject to outstanding Options shall be proportionately adjusted upon the payment of a special, nonrecurring dividend that has the effect of a return of capital to the shareholders.

10. TRANSFERABILITY OF AWARDS.

ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-ISOs may transfer such Awards to his or her spouse, lineal ascendants, or to a duly established trust for the benefit of one or more of these individuals. The Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 10. Awards which are transferred pursuant to this Section 10 shall be exercisable or earned by the transferee according to the same terms and conditions as applied to the Participant. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the Participant’s death or Disability, or such other event as the Board may specifically deem appropriate.

11. TIME OF GRANTING OPTIONS.

The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

12. EFFECTIVE DATE.

The Plan became effective upon its adoption by the Board on September 12, 2014, but its effectiveness and the effectiveness of any grants of Awards shall be contingent upon the consummation of the merger of Newtek Business Services, Inc. into the Company and the election by the Company to be regulated as a business development company under the 1940 Act, and the Plan’s approval by a favorable vote of shareholders of a majority of the total votes cast at a duly called meeting of the Company’s shareholders held in accordance with applicable laws.

13. MODIFICATION OF OPTIONS.

At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, impair the Option without the consent of the holder of the Option, or have the effect of reducing the Exercise Price for the Option.

14. AMENDMENT AND TERMINATION OF THE PLAN.

The Board may from time to time amend the terms of the Plan and, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair the balance credited to the Participant’s Account or any rights or obligations under any Award theretofore granted.

15. CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK.

(a) Compliance with Securities Laws. Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such shares of Common Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed.

(b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares of Common Stock. As a condition to the exercise of an Option, the Committee may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(c) Repurchase Right; Damages. The Company shall have the right to cause the forfeiture of the Common Stock issued upon exercise of an Option in exchange for any Exercise Price paid by the Participant if the Participant breaches a non-competition provision in any unexpired employment, consulting or other written agreement between the Participant and the Company or an Affiliate. If a Participant has disposed of such shares of Common Stock, the Company may seek compensatory damages from the Participant, as well as seek specific performance for the sale to the Company of such other shares of Common Stock that the Participant owns or controls (but only to the extent necessary to provide the Company with the recovery contemplated in the preceding sentence).

(d) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay a Participant the in-the-money value of his or her Option in consideration for its cancellation, or all of these restrictions.

16. RESERVATION OF SHARES OF COMMON STOCK.

The Company, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan.

17. WITHHOLDING TAX.

The Company’s obligation to deliver shares of Common Stock or make cash payments pursuant to an Award shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and employment tax withholding obligations. To the extent that the Company is required to withhold any federal, state or local income and employment taxes in respect of any compensation income realized by the Participant in respect of Common Stock acquired pursuant to an Award, or in respect of any Common Stock becoming vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such federal, state or local income and employment taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such federal, state or local income or employment taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld, or delivered to the Company, shall be based on the Market Value of the Common Stock on the date the amount of tax to be withheld is determined. As an alternative, the Company may retain, or sell without notice, a number of such shares of Common Stock sufficient to cover the amount required to be withheld.

18. NO SHAREHOLDER RIGHTS.

No Participant shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Award prior to the time said shares are actually distributed to him.

19. NO EMPLOYMENT OR OTHER RIGHTS.

In no event shall an Employee’s, Employee Director’s or Officer’s eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Employee Director, Officer or any other party to continue service with the Company or any Affiliate. No Employee, Employee Director or Officer shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee, Employee Director or Officer who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

20. NO FIDUCIARY RELATIONSHIP.

None of the members of the Board has any duty to manage or operate the Plan to maximize the benefits granted hereunder, but rather shall have full discretionary power to make all management and operational decisions based on their determination of the respective best interests of the Company, it shareholders and the Participants. The Plan shall not be construed to create any fiduciary relationship between the Board or the Committee and the Participants.

21. SEVERABILITY.

If any provision of the Plan is held invalid or unenforceable, such determination shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

22. 1940 ACT.

No provision of this Plan is intended to contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company,” no Award may be granted under the Plan if the grant of such Award would cause the Company to violate the 1940 Act and, if otherwise approved for grant, shall be void and of no effect.

23. GOVERNING LAW.

Except to the extent that federal law shall be deemed to apply, the Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law principle that might otherwise refer construction or interpretation of the Plan to another jurisdiction. Unless otherwise provided in an Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the State of New York to resolve any issue that may arise out of or relate to the Plan or any Award.

[PRELIMINARY PROXY CARD]

SPECIAL MEETING OF STOCKHOLDERS OF

NEWTEK BUSINESS SERVICES, INC.

October 22, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or [1-718-921-8500] from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.proxyvote.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement and Proxy Card are available at http://www.proxyvote.com

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I-V. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve a merger agreement by and between Newtek Business Services, Inc. (the “Company”) and Newtek Business Services Corp, a Maryland corporation, for the purpose of reincorporating the Company in the state of Maryland (the “Reincorporation Transaction”) in anticipation of the election by the Company to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “BDC Election”).

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve a reverse stock split to be implemented prior to the Reincorporation Transaction, pursuant to which each stockholder will receive one share of our common stock in exchange for no fewer than five shares and no greater than six shares owned at that time, with the exact ratio to be determined by the Company’s Board of Directors.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve a proposal to authorize the Company, with the approval of its Board of Directors, to sell shares of its common stock subsequent to the BDC Election at a price or prices below its then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the Proxy Statement.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
4. To approve the adoption of a new equity compensation plan, which will become effective subsequent to the BDC Election.		FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the foregoing proposals if there are not sufficient votes for the foregoing proposals.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
6. To transact such other business as may properly come before the Special Meeting.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Check here if you plan to attend the Special Meeting: ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

NEWTEK BUSINESS SERVICES, INC.

SPECIAL MEETING OF SHAREHOLDERS

October 22, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Newtek Business Services, Inc. (the “Company”) hereby appoints Barry Sloane and David C. Beck, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all Shares of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the New York City office of the Company, 212 W. 35th Street, 2nd Floor, New York, NY 10018 on October 22, 2014 at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Special Meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all of the proposals. If any other business is presented at the Special Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

(Continued and to be signed on the reverse side.)

¢	14475	¢